Registration No. 333-_____
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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-14

                        REGISTRATION STATEMENT UNDER THE
                                              SECURITIES ACT OF 1933
|_|   Pre-Effective Amendment No.__     |_| Post-Effective Amendment No.__


                        (Check appropriate box or boxes)

                   Dreyfus Premier Worldwide Growth Fund, Inc.
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               (Exact Name of Registrant as Specified in Charter)

                                 (212) 922-6000
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                        (Area Code and Telephone Number)

                           c/o The Dreyfus Corporation
                    200 Park Avenue, New York, New York 10166
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                (Address of Principal Executive Offices: Number,
                         Street, City, State, Zip Code)

                     (Name and Address of Agent for Service)

                              Mark N. Jacobs, Esq.
                           c/o The Dreyfus Corporation
                                 200 Park Avenue
                            New York, New York 10166

                                    copy to:

                               Lewis G. Cole, Esq.
                          Stroock & Stroock & Lavan LLP
                                 180 Maiden Lane
                          New York, New York 10038-4982

          Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement is declared effective.

          It is proposed that this filing will become effective on May 14, 2001 pursuant to Rule 488.

          An indefinite number of Registrant's shares of common stock, par value $0.001 per share, has been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940. Accordingly, no filing fee is being paid at this time.

                   DREYFUS PREMIER WORLDWIDE GROWTH FUND, INC.
                                    Form N-14
                              Cross Reference Sheet
            Pursuant to Rule 481(a) Under the Securities Act of 1933

FORM N-14                                              PROSPECTUS/PROXY
ITEM NO.                                              STATEMENT CAPTION
--------------                                       ---------------------------
PART A

Item 1.   Beginning of Registration Statement and
          Outside Front Cover Page of Prospectus
          ----------------------------------------

Item 2.   Beginning and Outside Back Cover Page of     Cover Page
          Prospectus

Item 3.   Synopsis Information and Risk Factors        Summary

Item 4.   Information About the Transaction            Letter to Shareholders;
                                                       Summary; Reasons for the
                                                       Exchange; Information
                                                       About the Exchange

Item 5.   Information About the Registrant             Letter to Shareholders;
                                                       Summary; Reasons for the
                                                       Exchange; Information
                                                       About the Exchange;
                                                       Additional Information
                                                       About the Acquiring Fund
                                                       and the Fund

Item 6.   Information About the Company Being          Letter to Shareholders;
          Acquired                                     Reasons for the Exchange;
                                                       Information About the
                                                       Exchange; Additional
                                                       Information About the
                                                       Acquiring Fund and the
                                                       Fund

Item 7.   Voting Information                           Letter to Shareholders;
                                                       Cover Page; Voting
                                                       Information

Item 8.   Interest of Certain Persons and Experts      Not Applicable

Item 9.   Additional Information Required for          Not Applicable
          Reoffering by Persons Deemed to be
          Underwriters


                                                       STATEMENT OF ADDITIONAL
PART B                                                  INFORMATION CAPTION
---------                                            ---------------------------
Item 10.  Cover Page                                   Cover Page

Item 11.  Table of Contents                            Not Applicable

Item 12.  Additional Information About the Registrant  Statement of Additional
                                                       Information of Dreyfus
                                                       Premier Worldwide Growth
                                                       Fund, Inc. dated March 1,
                                                       2001(1)

Item 13.  Additional Information About the Company     Statement of Additional
          Being Acquired                               Information of Dreyfus
                                                       Global Growth Fund dated
                                                       May 1, 2000(2)

Item 14.  Financial Statements                         Annual Report of Dreyfus
                                                       Premier Worldwide Growth
                                                       Fund, Inc. dated October
                                                       31, 2000; Annual Report
                                                       of Dreyfus Global Growth
                                                       Fund dated December 31,
                                                       2000
PART C
---------
Item 15.  Indemnification

Item 16.  Exhibits

Item 17.  Undertakings


-----------------------

(1) Incorporated herein by reference to the Registration Statement of the Registrant on Form N-1A (File No. 33-58282).

(2) Incorporated herein by reference to the Registration Statement on Form N-1A of Dreyfus Global Growth Fund (File No. 33-06196).

                           DREYFUS GLOBAL GROWTH FUND

                           c/o The Dreyfus Corporation

                                 200 Park Avenue

                            New York, New York 10166

Dear Shareholder:

          As a shareholder of the Dreyfus Global Growth Fund (the "Fund"), you are being asked to vote on a Plan of Reorganization for the Fund under which all of the Fund's assets would be transferred in a tax-free reorganization to Dreyfus Premier Worldwide Growth Fund, Inc. (the "Acquiring Fund"), in exchange for Class A shares of the Acquiring Fund. If the Plan of Reorganization is approved and consummated for the Fund, you would no longer be a shareholder of the Fund, but would become a shareholder of the Acquiring Fund, which has substantially similar investment objectives and management policies as the Fund.

          AFTER CAREFUL REVIEW, THE MEMBERS OF THE FUND'S BOARD HAVE APPROVED THE PROPOSED REORGANIZATION. THE BOARD MEMBERS OF THE FUND BELIEVE THAT THE PROPOSAL SET FORTH IN THE NOTICE OF MEETING FOR THE FUND IS IMPORTANT AND RECOMMEND THAT YOU READ THE ENCLOSED MATERIALS CAREFULLY AND THEN VOTE FOR THE PROPOSAL.

          Your vote is important. PLEASE TAKE A MOMENT TO SIGN AND RETURN YOUR PROXY CARD IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. The Fund also may solicit proxies by letter or telephone. Voting by telephone will reduce the time and costs associated with the proxy solicitation. When the Fund records proxies by telephone, it will use procedures designed to (i) authenticate shareholders' identities, (ii) allow shareholders to authorize the voting of their shares in accordance with their instructions and (iii) confirm that their instructions have been recorded properly.

          Further information about the transaction is contained in the enclosed materials, which you should review carefully before you vote. If you have any questions after considering the enclosed materials, please call 1-800-645-6561.

                                    Sincerely,

                                    Michael A. Rosenberg,
                                    Secretary

June __, 2001

                            TRANSFER OF THE ASSETS OF
                           DREYFUS GLOBAL GROWTH FUND
                    TO AND IN EXCHANGE FOR CLASS A SHARES OF
                   DREYFUS PREMIER WORLDWIDE GROWTH FUND, INC.

                              QUESTIONS AND ANSWERS


THE ENCLOSED MATERIALS INCLUDE A PROSPECTUS/PROXY STATEMENT CONTAINING INFORMATION YOU NEED TO MAKE AN INFORMED DECISION. HOWEVER, WE THOUGHT IT ALSO WOULD BE HELPFUL TO BEGIN BY ANSWERING SOME OF THE IMPORTANT QUESTIONS YOU MIGHT HAVE ABOUT THE PROPOSED REORGANIZATION.

WHAT WILL HAPPEN TO MY SHARES IF THE PROPOSED REORGANIZATION IS APPROVED?

You will become a shareholder of Dreyfus Premier Worldwide Growth Fund, Inc. on or about August 23, 2001 ("Closing Date") and will no longer be a shareholder of the Fund, which will be dissolved pursuant to the proposed reorganization. You will receive Class A shares of Dreyfus Premier Worldwide Growth Fund with a value equal to the value of your investment in the Fund at the time of the transaction. No sales charge will be imposed at the time of the transaction, nor will you be subject to a sales charge on any additional investments you make in Class A shares of Dreyfus Premier Worldwide Growth Fund for as long as your account is open.

WHAT IS THE KEY REASON FOR THIS REORGANIZATION?

The Fund's Board believes that the reorganization will permit shareholders to pursue substantially the same investment goals in a larger fund that has a lower expense ratio.

DO THE FUNDS HAVE SIMILAR INVESTMENT GOALS AND STRATEGIES?

The investment goal of each fund is to provide capital growth, with Dreyfus Premier Worldwide Growth Fund focusing on long-term capital growth consistent with the preservation of capital. Current income is a secondary goal of Dreyfus Premier Worldwide Growth Fund. The investment practices and limitations of each fund (and the related risks) are NOT identical. The Dreyfus Corporation is the investment adviser for each fund. Dreyfus has engaged Fayez Sarofim & Co. to serve as Dreyfus Premier Worldwide Growth Fund's sub-investment adviser and to provide day-to-day management of its investments, subject to the supervision of Dreyfus. Fayez Sarofim employs a "buy-and hold" investment strategy, and seeks to keep Dreyfus Premier Worldwide Growth Fund's annual Portfolio turnover rate below 15%. For additional information regarding the differences between the funds, please refer to the enclosed Prospectus/Proxy Statement.

WHAT ARE THE TAX CONSEQUENCES OF THIS PROPOSED REORGANIZATION?

Subject to shareholder approval, the proposed fund reorganization will not be a taxable event. Shareholders will not realize any capital gain or loss as a direct result of the proposed reorganization.

WILL I ENJOY THE SAME PRIVILEGES AS A SHAREHOLDER OF DREYFUS PREMIER WORLWIDE GROWTH FUND THAT I CURRENTLY HAVE AS A SHAREHOLDER OF THE FUND?

Yes. You will continue to enjoy the same shareholder privileges such as Exchange Privilege, Dreyfus TELETRANSFER Privilege, Dreyfus AUTOMATIC Asset Builder, Dreyfus Government Direct Deposit, Dreyfus Dividend Sweep, Dreyfus Auto-Exchange Privilege and Dreyfus Automatic Withdrawal Plan. In addition, the privileges you currently have on your Fund account will transfer automatically to your Dreyfus Premier Worldwide Growth Fund account even if such privileges are not available through Dreyfus Premier Worldwide Growth Fund (E.G., if you participate in the Fund's Dreyfus Payroll Savings Plan).

HOW DOES THE BOARD OF TRUSTEES RECOMMEND I VOTE?

The Trustees of the Fund recommend that you vote FOR the reorganization. The Trustees believe the reorganization is in the best interests of the Fund and its shareholders.

Please note if you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal. Thank you in advance for your vote.

                           DREYFUS GLOBAL GROWTH FUND

                           --------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                           ---------------------------


To the Shareholders:

          A Special Meeting of Shareholders of the Dreyfus Global Growth Fund (the "Fund") will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, on August 16, 2001, at 10:00 a.m., for the following purposes:

                    1. To consider an Agreement and Plan of Reorganization
               providing for the transfer of all of the assets, subject to liabilities, of the Fund to Dreyfus Premier Worldwide Growth Fund, Inc. (the "Acquiring Fund") in exchange for the Acquiring Fund's Class A shares and the assumption by the Acquiring Fund of the Fund's stated liabilities (the "Exchange"). Class A shares of the Acquiring Fund received in the Exchange will be distributed by the Fund to its shareholders in liquidation of the Fund, after which the Fund will be dissolved; and

                    2. To transact such other business as may properly come
               before the meeting, or any adjournment or adjournments thereof.

          Shareholders of record at the close of business on June 1, 2001, will be entitled to receive notice of and to vote at the meeting.

                                           By Order of the Fund's Board


                                           Michael A. Rosenberg,
                                           Secretary

New York, New York
June __, 2001

===============================================================================
                       WE NEED YOUR PROXY VOTE IMMEDIATELY

          A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE MEETING OF SHAREHOLDERS WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM OF FUND SHARES ELIGIBLE TO VOTE IS REPRESENTED. IN THAT EVENT, THE FUND, AT SHAREHOLDERS' EXPENSE, WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD IMMEDIATELY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

===============================================================================

                            TRANSFER OF THE ASSETS OF

                           DREYFUS GLOBAL GROWTH FUND

                    TO AND IN EXCHANGE FOR CLASS A SHARES OF

                   DREYFUS PREMIER WORLDWIDE GROWTH FUND, INC.

                           PROSPECTUS/PROXY STATEMENT

                         SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON August 16, 2001

          This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Dreyfus Global Growth Fund (the "Fund") to be used at the Special Meeting of Shareholders (the "Meeting") of the Fund to be held on August 16, 2001, at 10:00 a.m., at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Shareholders of record at the close of business on June 1, 2001, are entitled to receive notice of and to vote at the Meeting.

          It is proposed that the Fund transfer all of its assets, subject to liabilities, to Dreyfus Premier Worldwide Growth Fund, Inc. (the "Acquiring Fund") in exchange for Class A shares of the Acquiring Fund, all as more fully described in this Prospectus/Proxy Statement (the "Exchange"). Upon consummation of the Exchange, the Acquiring Fund shares received by the Fund will be distributed to Fund shareholders, with each shareholder receiving a pro rata distribution of Acquiring Fund shares (or fractions thereof) for Fund shares held prior to the Exchange. Thus, it is contemplated that each shareholder will receive for his or her Fund shares a number of Class A shares (or fractions thereof) of the Acquiring Fund equal in value to the aggregate net asset value of the shareholder's Fund shares as of the date of the Exchange.

          This Prospectus/Proxy Statement, which should be retained for future reference concisely sets forth information about the Acquiring Fund that Fund shareholders should know before voting on the proposal or investing in the Acquiring Fund.

          A Statement of Additional Information ("SAI") dated _______, 2001, relating to this Prospectus/Proxy Statement, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference in its entirety. The Commission maintains a Web site (HTTP://WWW.SEC.GOV) that contains the SAI, material incorporated in this Prospectus/Proxy Statement by reference, and other information regarding the Acquiring Fund and the Fund. A copy of the SAI is available without charge by calling 1-800-645-6561, or writing to the Acquiring Fund at its offices at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

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SHARES OF THE ACQUIRING FUND AND FUND ARE NOT BANK DEPOSITS AND ARE NOT INSURED
OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. INVESTING IN THE ACQUIRING FUND, AS IN THE FUND, INVOLVES CERTAIN RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

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THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE
ACQUIRING FUND'S SHARES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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          The Fund and the Acquiring Fund are open-end, management investment companies advised by The Dreyfus Corporation ("Dreyfus"). The funds have substantially similar investment objectives and management policies. However, the investment practices and limitations of each fund (and the related risks) are not identical. The substantive differences between the Fund and the Acquiring Fund are set forth in this Prospectus/Proxy Statement.

          The Acquiring Fund's Prospectus dated March 1, 2001 and the Acquiring Fund's Annual Report for its fiscal year ended October 31, 2000, including its audited financial statements for the fiscal year, each accompany this Prospectus/Proxy Statement. Such Prospectus and financial statements are incorporated in this Prospectus/Proxy Statement by reference. FOR A FREE COPY OF THE FUND'S PROSPECTUS DATED MAY 1, 2001 AND ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000, WRITE TO THE FUND AT ITS OFFICES LOCATED AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144, OR CALL 1-800-645-6561.

          Shareholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Fund shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed form of proxy is executed and returned, it nevertheless may be revoked by giving another proxy or by letter or telegram directed to the Fund, which must indicate the shareholder's name and account number. To be effective, such revocation must be received before the Meeting. Also, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. As of ______, 2001, there were _______ Fund shares issued and outstanding.

          Proxy materials will be mailed to shareholders of record on or about June 8, 2001.

                                TABLE OF CONTENTS

Summary....................................................................6

Reasons for the Exchange..................................................16

Information about the Exchange............................................17

Additional Information about the Acquiring Fund and the Fund..............19

Voting Information........................................................19

Financial Statements and Experts..........................................21

Other Matters.............................................................21

Notice to Banks, Broker/Dealers and Voting Trustees and Their Nominees....21

Exhibit A: Agreement and Plan of Reorganization..........................A-1

               APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR THE TRANSFER OF ALL OF THE ASSETS OF
                         THE FUND TO THE ACQUIRING FUND

                                     SUMMARY

          This Summary is qualified by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement, the Acquiring Fund's Prospectus, the Fund's Prospectus and the form of Agreement and Plan of Reorganization attached to this Prospectus/Proxy Statement as Exhibit A.

          PROPOSED TRANSACTION. The Fund's Board, including the Board members who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")), has approved unanimously an Agreement and Plan of Reorganization (the "Plan") for the Fund. The Plan provides that, subject to the requisite approval of the Fund's shareholders, on the date of the Exchange the Fund will assign, transfer and convey to the Acquiring Fund all of the assets (subject to liabilities) of the Fund, including all securities and cash, in exchange for Class A shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets. The Fund will distribute all Acquiring Fund shares received by it among its shareholders so that each Fund shareholder will receive a pro rata distribution of Class A shares (or fractions thereof) of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder's Fund shares as of the date of the Exchange. Thereafter, the Fund will be dissolved.

          As a result of the Exchange, each Fund shareholder will cease to be a shareholder of the Fund and will become a shareholder of the Acquiring Fund as of the close of business on the date of the Exchange. No sales charge will be imposed at the time of the Exchange.

          The Fund's Board has concluded unanimously that the Exchange would be in the best interests of the Fund and its shareholders and the interests of existing shareholders of the Fund would not be diluted as a result of the transactions contemplated thereby. See "Reasons for the Exchange."

          TAX CONSEQUENCES. As a condition to the closing of the Exchange, the Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for Federal income tax purposes, (a) no gain or loss will be recognized by the Fund's shareholders as a result of the Exchange, (b) the holding period and aggregate tax basis of Acquiring Fund shares received by a Fund shareholder will be the same as the holding period and aggregate tax basis of the shareholder's Fund shares, and (c) the holding period and tax basis of the Fund's assets transferred to the Acquiring Fund as a result of the Exchange will be the same as the holding period and tax basis of such assets held by the Fund immediately prior to the Exchange. See "Information about the Exchange--Federal Income Tax Consequences."

          COMPARISON OF THE FUND AND ACQUIRING FUND. The following discussion is primarily a summary of certain parts of the Fund's Prospectus and the Acquiring Fund's Prospectus. Information contained in this Prospectus/Proxy Statement is qualified by the more complete information set forth in such Prospectuses, which are incorporated herein by reference.

          GOAL/APPROACH. Both the Fund and Acquiring Fund seek to provide capital growth, with the Acquiring Fund focusing on long-term capital growth consistent with the preservation of capital. Current income is a secondary goal of the Acquiring Fund.

          To pursue its goal, each of the Acquiring Fund and Fund normally invests in the common stock of foreign and U.S. companies. To a limited extent, the Acquiring Fund and Fund may invest in fixed-income securities.

          The Fund generally maintains at least 25% of its assets in U.S. companies. The Fund focuses on proven growth companies with strong brand names, growing market shares, high barriers to entry and untapped market opportunities. In choosing stocks, the Fund conducts a "bottom-up" approach, focusing on individual stock selection rather than on macroeconomic factors. There are no country allocation models or targets. The Fund is particularly alert to companies whose revenue growth and earnings growth are faster than those of industry peers or the local market. The Fund typically sells a stock when its growth forecast is reduced, its valuation target is reached, or the portfolio manager decides to reduce the weighting in its market.

          The Acquiring Fund normally will invest at least 25% of its assets in foreign companies. The Acquiring Fund focuses on "blue chip" multinational companies (I.E., large, established, globally managed companies that manufacture and distribute their products and services throughout the world) with total market values of more than $5 billion. The Acquiring Fund employs a "buy-and-hold" investment strategy that seeks to keep annual portfolio turnover below 15%, which (i) helps reduce the Acquiring Fund's trading costs and (ii) minimizes tax liability by limiting the distribution of capital gains. As a result, the Acquiring Fund invests for long-term growth rather than short-term profits.

          In choosing stocks, the Acquiring Fund first identifies economic sectors that it believes will expand over the next three to five years or longer. Using fundamental analysis, the Acquiring Fund then seeks companies within these sectors that have demonstrated sustained patterns of profitability, strong balance sheets, an expanding global presence and the potential to achieve predictable, above-average earnings growth. The Acquiring Fund also is alert to companies that it considers undervalued in terms of earnings, assets or growth prospects. The Acquiring Fund generally maintains relatively large positions in the securities it purchases. The Acquiring Fund typically sells a stock when there is a change in the company's business fundamentals or in the Acquiring Fund's view of company management.

          Each of the Fund and Acquiring Fund may engage in foreign currency transactions, primarily to hedge its portfolio and manage exposure to certain foreign markets. The Fund may engage in futures and options transactions, lend portfolio securities, short-sell securities and borrow money for investment purposes. The Acquiring Fund does not use such investment techniques.

          The Fund is a non-diversified investment company, and the Acquiring Fund is a diversified investment company. As a diversified fund, the Acquiring Fund is required under the 1940 Act to spread its investments among more issuers.

          For more information on either the Fund's or Acquiring Fund's management policies, see "Goal/Approach" in the relevant Prospectus and "Description of the Fund" in the relevant Statement of Additional Information.

          The Acquiring Fund is incorporated under the laws of the State of Maryland. The Fund is an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts. See "Certain Organizational Differences Between the Acquiring Fund and the Fund" below.

          MAIN RISKS. The risks associated with an investment in the Acquiring Fund and Fund are substantially similar. While stocks historically have been a leading choice of long-term investors, they do fluctuate in price depending on the performance of the companies that issued them, general market and economic conditions and investor confidence. The value of your investment in the Acquiring Fund, as in the Fund, will rise and fall, which means that you could lose money.

          The Acquiring Fund and the Fund invest in growth companies. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors may punish the stock prices inordinately, even if the earnings show an absolute increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

          The Acquiring Fund holds large positions in a relatively small number of stocks. Because the Acquiring Fund focuses on "blue-chip" multinational companies with total market values of more than $5 billion (I.E., large-capitalization stocks), the Acquiring Fund's performance can be volatile when the large-capitalization sector of the market is out of favor with investors. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Acquiring Fund's performance may sometimes be lower or higher than that of other types of funds (such as those investing in small- and/or mid-capitalization companies).

          The Acquiring Fund and the Fund invest in foreign companies. As a result, the performance of the Acquiring Fund and the Fund will be influenced by political, social and economic risks affecting foreign companies throughout the world. These risks include changes in currency exchange rates, a lack of comprehensive company information, political instability, differing auditing and legal standards, and potentially less liquidity than domestic securities.

          In addition, the Fund may invest in the stocks of companies located in countries with emerging markets. Emerging markets generally have economic structures that are less diverse and mature, and political systems that are less stable than those of developed countries. Emerging markets may be more volatile than the markets of more mature economies, and the securities of companies located in emerging markets are often subject to rapid and large price fluctuations.

          The Acquiring Fund and the Fund may engage in foreign currency transactions. While used primarily to hedge the funds' portfolio and manage exposure to certain foreign markets, such transactions can increase the funds' volatility and lower their returns.

          The Fund, at times, may use derivatives, such as options and futures, to hedge its portfolio or to increase returns. Derivatives can be illiquid and highly volatile. A small investment in certain derivatives could have a potentially large impact on the Fund's performance. The Acquiring Fund may not use derivatives.

          The Fund can buy securities with borrowed money (which is a form of leverage), which could have the effect of magnifying the Fund's gains or losses. While the Acquiring Fund is permitted to borrow money for any purpose, including for investment purposes, it currently intends to borrow money only for temporary or emergency purposes.

          In addition, in contrast to the Acquiring Fund, the Fund may engage in short-selling and lending its portfolio securities. Each of these practices are subject to certain risks as described in the Fund's Statement of Additional Information.

          At times, the Fund may engage in short-term trading, particularly during times of market volatility, which could produce higher brokerage costs and taxable distributions and lower after-tax performance. In contrast, the Acquiring Fund employs a "buy-and-hold" strategy and seeks to keep annual portfolio turnover below 15%.

          Under adverse market conditions, the Fund or Acquiring Fund could invest some or all of its assets in money market securities. Although the Fund or Acquiring Fund would do this to avoid losses, it could reduce the benefit from any upswing in the market. During such periods, the Fund or Acquiring Fund may not achieve its investment objective.

          See "Main Risks" in the relevant Prospectus and the relevant Statement of Additional Information for a more complete description of investment risks.

          SALES CHARGES. The Fund's shares are offered at net asset value per share ("NAV") without a sales charge (load). Class A shares of the Acquiring Fund are subject to a maximum front-end sales charge of 5.75% of the offering price. In addition, Class A shares of the Acquiring Fund purchased without an initial sales charge as part of an investment of at least $1,000,000 and redeemed within one year after purchase are subject to a 1% contingent deferred sales charge ("CDSC"). However, Class A shares of the Acquiring Fund received by Fund shareholders in the Exchange will NOT be subject to a front-end sales charge or CDSC. In addition, each Fund shareholder who participates in the Exchange will be able to purchase at NAV (without the imposition of any front-end sales charge or CDSC) additional Class A shares of the Acquiring Fund for such shareholder's account opened at the time of the Exchange. See "Account Policies--Share Class Charges" in the Acquiring Fund's Prospectus for a discussion of the initial sales charge and CDSC imposed on Class A shares of the Acquiring Fund.

          FEES AND EXPENSES. The following information concerning fees and expenses of the Fund and Acquiring Fund is derived from information set forth under the caption "Expenses" in the relevant Prospectus. The fees and expenses set forth below are for the fiscal year ended December 31, 2000 for the Fund and October 31, 2000 for the Acquiring Fund. The "Pro Forma After Exchange" operating expenses information is based on the net assets and fund accruals of the Fund and Acquiring Fund as of December 31, 2000, as adjusted showing the effect of the Exchange had it occurred on such date. The Acquiring Fund and Fund pay the same management fee, but the overall expense ratio of the Class A shares of the Acquiring Fund is lower than that of the Fund. Annual fund operating expenses are paid out of fund assets, so their effect is reflected in the respective share price.

ANNUAL FUND OPERATING EXPENSES

(EXPENSES PAID FROM FUND ASSETS)

(percentage of average daily net assets):

                                                                Pro Forma
                                                                  After
                                             Acquiring          Exchange
                                  Fund         Fund           Acquiring Fund
                                  Shares    Class A Shares     Class A Shares
                                 --------   --------------    -----------------
Management fees                   .75%          .75%              .75%
Rule 12b-1 fee                    None          None              None
Shareholder services fee          .25%          .25%              .25
Other expenses                    .37%          .16%              .15%
Total                             1.37%        1.16%             1.15%

-------------------------------------------------------------------------------

EXAMPLE

          This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. BECAUSE EACH FUND SHAREHOLDER WHO PARTICIPATES IN THE EXCHANGE WILL BE ABLE TO PURCHASE ADDITIONAL CLASS A SHARES IN SUCH ACCOUNTS AT NAV WITHOUT THE IMPOSITION OF ANY FRONT-END SALES CHARGE OR CDSC, THE EXAMPLE DOES NOT REFLECT THE SALES CHARGES OTHERWISE APPLICABLE TO CLASS A SHAREHOLDERS (IF SALES CHARGES WERE REFLECTED, THE FIGURES WOULD BE HIGHER). The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

                                                               Acquiring Fund
                                                               Class A Shares
                                      Acquiring Fund             Pro Forma
                Fund Shares           Class A Shares           After Exchange


1 Year              $  139               $  686                 $  685
3 Years             $  434               $  922                 $  919
5 Years             $  750               $1,177                 $1,172
10 Years            $1,646               $1,903                 $1,892


          PAST PERFORMANCE. The bar chart and table below show some of the risks of investing in the Acquiring Fund. The bar chart shows the changes in the Acquiring Fund's Class A shares performance from year to year. Sales loads are not reflected in the chart; if they were, the returns would have been lower. The table compares the Acquiring Fund's Class A shares average annual total return to that of the Morgan Stanley Capital International (MSCI) World Index, an unmanaged index of the performance of selected securities listed on the stock exchanges of the United States, Europe, Canada, Australia, New Zealand and the Far East. For performance information of the Fund, see the Fund's Prospectus under the caption "Past Performance." Of course, past performance is no guarantee of future results.

CLASS A SHARES OF THE ACQUIRING FUND
YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 EACH YEAR (%)

                                 2.00  27.71  23.36  23.77  28.65  16.20  -5.03
                 '91  '92  '93   '94    '95    '96    '97    '98    '99    '00

Best Quarter:              Q4 '98     20.12%
Worst Quarter:             Q3 '98    -12.82%

THE YEAR-TO-DATE TOTAL RETURN FOR THE CLASS A SHARES OF THE ACQUIRING FUND AS OF 3/31/01 WAS -13.13%.

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/00

                                                                 Since Inception
                                 1 Year         5 Years            (7/15/93)

Class A Shares (with sales       -10.50%          15.36%            15.12%
charge)
Class A Shares (without sales     -5.03%          16.73%            16.03%
charge)
MSCI World Index                 -13.18%          12.12%            12.32%*
--------------------

* For comparative purposes, the value of the index on 6/30/93 is used as the beginning value on 7/15/93.

          INVESTMENT RESTRICTIONS. The 1940 Act requires that a relatively limited number of investment policies and restrictions be designated as fundamental policies that cannot be changed without shareholder approval. One such fundamental policy is a fund's classification as either a diversified or non-diversified investment company. The Acquiring Fund is a diversified investment company which may not invest more than 5% of the value of its assets in the obligations of a single issuer, except that up to 25% of the value of the Acquiring Fund's total assets may be invested, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities may be purchased, without regard to such limitation. The Fund is a non-diversified investment company, meaning the proportion of the Fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. However, each seeks to meet the diversification requirements of the Internal Revenue Code and qualify as a regulated investment company. To meet Federal tax requirements, at the close of each quarter a fund may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of total assets, not more than 5% of its total assets invested in any one issuer.

          INVESTMENT ADVISER. The investment adviser for the Acquiring Fund and Fund is Dreyfus, located at 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $158 billion in 194 mutual fund portfolios. Dreyfus is the primary mutual fund business of Mellon Financial Corporation ("Mellon"), a global financial services company with approximately $2.8 trillion of assets under management, administration or custody, including approximately $530 billion under management. Mellon provides wealth management, global investment services and a comprehensive array of banking services for individuals, businesses and institutions. Mellon is headquartered in Pittsburgh, Pennsylvania.

          Dreyfus has engaged Fayez Sarofim & Co. (the "Sub-Adviser"), located at Two Houston Center, Suite 2907, Houston, Texas 77010, to serve as the Acquiring Fund's sub-investment adviser pursuant to an agreement between Dreyfus and the Sub-Adviser. The Sub-Adviser, subject to Dreyfus' supervision and approval, provides investment advisory assistance and research and the day-to-day management of the Acquiring Fund's investments. As of December 31, 2000, the Sub-Adviser managed approximately $5.4 billion in assets for five other registered investment companies and provided investment advisory services to discretionary accounts having aggregate assets of approximately $41.2 billion. Dreyfus, and not the Acquiring Fund, pays the Sub-Adviser an annual fee based upon a percentage of the Acquiring Fund's average daily net assets. For details on the annual fee paid to the Sub-Adviser by Dreyfus, see the Acquiring Fund's Statement of Additional Information under the caption "Management Arrangements--Sub-Investment Adviser."

          PRIMARY PORTFOLIO MANAGER. Fayez Sarofim, president and chairman of the Sub-Adviser, has been the Acquiring Fund's primary portfolio manager since inception. Mr. Sarofim founded the Sub-Adviser in 1958. Douglas A. Loeffler has served as the Fund's primary portfolio manager since February 1999. He has been employed by Dreyfus since February 1999 and has been employed by Founders Asset Management, Inc., an affiliate of Dreyfus, since 1995.

          BOARD MEMBERS. Other than Joseph S. DiMartino, who is Chairman of the Board of the Acquiring Fund and Fund, each fund has different Board members. For a description of the Board members, see the relevant Statement of Additional Information under the caption "Management of the Fund."

          CAPITALIZATION. The Fund is authorized to issue one class of shares. The Acquiring Fund shares are classified into five classes--Class A, Class B, Class C, Class R and Class T. The following table sets forth, as of December 31, 2000, (1) the capitalization of the Fund, (2) the capitalization of Class A shares of the Acquiring Fund and (3) the pro forma capitalization of Class A shares of the Acquiring Fund, as adjusted showing the effect of the Exchange had it occurred on such date.


                                                        Pro Forma After Exchange
                                    Acquiring Fund            Acquiring Fund
                         Fund       Class A Shares            Class A Shares
                         -----      ---------------     ------------------------
Total net assets       $58,169,669   $485,683,981          $ 543,853,650

Net asset value
  per share            $     26.94   $      36.25          $       36.25

Shares outstanding       2,159,621     13,399,832             15,004,803


          Total net assets of the Acquiring Fund (Classes A, B, C, R and T), as of December 31, 2000, were approximately $1.688 billion.

          PURCHASE PROCEDURES. The purchase procedures of the Fund and Acquiring Fund are substantially similar, but differ in that the Acquiring Fund shares are primarily offered to persons investing through a third party, such as a bank, broker-dealer or financial adviser, or in a 401(k) or other retirement plan. The automatic investment services are substantially the same, except that the Acquiring Fund does not offer Dreyfus Payroll Savings Plan.

          SHAREHOLDER SERVICES PLAN. Each of the Fund and the Acquiring Fund with respect to its Class A shares has adopted a Shareholder Services Plan, pursuant to which it pays the distributor a fee at the annual rate of 0.25% of the value of the average daily net assets of the Fund and Class A shares of the Acquiring Fund, respectively. The Acquiring Fund also has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act which is applicable only to Class B, Class C and Class T shares of the Acquiring Fund. See "Distribution Plan and Shareholder Services Plan--Shareholder Services Plan" in the Acquiring Fund's Statement of Additional Information and "Shareholders Services Plan" in the Fund's Statement of Additional Information for a discussion of each fund's Shareholder Services Plan.

          REDEMPTION PROCEDURES. The redemption procedures of the Fund and Acquiring Fund are substantially similar. See "Account Policies--Selling Shares" and "Instructions for Regular Accounts" or "Instructions for IRAs" in the relevant Prospectus for a discussion of redemption procedures.

          DISTRIBUTIONS. The dividend and distributions policies of the Fund and Acquiring Fund are identical. See "Distributions and Taxes" in the relevant Prospectus for a discussion of such policies.

          SHAREHOLDER SERVICES. The shareholder services offered by the Fund and Acquiring Fund are substantially similar, except that the Acquiring Fund does not offer the Dreyfus Payroll Savings Plan. See "Services for Fund Investors" in the relevant Prospectus for a further discussion of the shareholder services offered.

          CERTAIN ORGANIZATIONAL DIFFERENCES BETWEEN THE ACQUIRING FUND AND FUND. The Fund is organized as a Massachusetts business trust, and the rights of its shareholders are governed by the Fund's Agreement and Declaration of Trust (the "Trust Agreement"), its By-Laws and applicable Massachusetts law. The Acquiring Fund is a Maryland corporation, and the rights of its shareholders are governed by its Articles of Incorporation (the "Charter"), its By-Laws and the Maryland General Corporation Law (the "Maryland Code"). Certain relevant differences between the two forms of organization are summarized below.

          SHAREHOLDER MEETINGS AND VOTING RIGHTS. Generally, neither the Acquiring Fund nor the Fund is required to hold annual meetings of its shareholders. The relevant Board is required to call a special meeting of shareholders for the purpose of removing a Board member when requested in writing to do so by the holders of at least 10% of its outstanding shares entitled to vote. Moreover, the Board will call a meeting of shareholders for the purpose of electing Board members if any time less than a majority of the Board members then holding office have been elected by the shareholders.

          Shares of the Fund and Acquiring Fund are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. Generally, on matters submitted to a vote of shareholders, all shares of the Fund and Acquiring Fund then entitled to vote will be voted in the aggregate as a single class. The Trust Agreement provides that 30% of the shares entitled to vote shall constitute a quorum for the transaction of business at a shareholders' meeting. The Acquiring Fund's Charter provides that 33-1/3% of the shares entitled to vote shall constitute a quorum for the transaction of business at a stockholders meeting. Matters requiring a larger vote by law or under the organizational documents for the Fund or Acquiring Fund are not affected by such quorum requirements.

          SHAREHOLDER LIABILITY. Under Maryland law, Acquiring Fund stockholders have no personal liability as such for the Acquiring Fund's acts or obligations.

          Under Massachusetts law, shareholders of a Massachusetts business trust, under certain circumstances, could be held personally liable for the obligations of the business trust. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in every note, bond, contract or other undertaking issued or entered into by or on behalf of the Fund, or the Fund's Trustees. The Trust Agreement provides for indemnification out of the Fund's property of all losses and expenses of any shareholder held personally liable for the obligations of the Fund solely by reason of his being or having been a Fund shareholder and not because of his acts or omissions or some other reason. Thus, the Fund considers the risk of a Fund shareholder incurring financial loss on account of shareholder liability to be remote because it is limited to circumstances in which a disclaimer is inoperative or the Fund itself would be unable to meet is obligations. The Trust Agreement also provides that the Fund, upon request, will assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon.

          LIABILITY AND INDEMNIFICATION OF BOARD MEMBERS. Under Maryland law, the Acquiring Fund's Charter and By-Laws and subject to the 1940 Act, a Director or officer of the Acquiring Fund is not liable to the Acquiring Fund or its stockholders for monetary damages except to the extent he or she receives an improper personal benefit or his or her action or failure to act was the result of active and deliberate dishonesty and was material to the cause of action adjudicated. In addition, a Director is entitled to indemnification against judgments, penalties, fines, settlements and reasonable expenses unless his act or omission was material to the cause of action and was committed in bad faith or was the result of active and deliberate dishonesty or the individual received an improper personal benefit (or, in a criminal case, had reasonable cause to believe that his act or omission was unlawful). Indemnification may be made against amounts recovered by settlement of suits brought by or in the right of the Acquiring Fund except where the individual is adjudged liable to the Acquiring Fund. The termination of a civil proceeding by judgment, order or settlement does not create a presumption that the requisite standard of conduct was not met. A Director or officer is entitled to advances of expenses in the course of litigation if (i) such Director or officer undertakes to repay such sums if indemnification ultimately is denied and provides acceptable security,
(ii) the Acquiring Fund is insured against losses arising from the advances, or
(iii) the disinterested non-party directors or independent legal counsel determine there is a reason to believe the Director or officer ultimately will be found to be entitled to indemnification. Officers, employees and agents may be indemnified to the same extent as Directors and to such further extent as is consistent with law.

          If these provisions of Maryland law are amended, the Directors and officers will be entitled to limited liability and to indemnification to the fullest extent of Maryland law as amended. No amendment or repeal of the provisions of the Charter relating to limited liability and indemnification will apply to any event, omission or proceeding that precedes the amendment or repeal.

          Under the Fund's Trust Agreement and By-Laws, subject to the 1940 Act, a Trustee is entitled to indemnification against all liability and expenses reasonably incurred by him in connection with the defense or disposition of any threatened or actual proceeding by reason of his being or having been a Trustee, unless such Trustee is adjudicated to have acted with bad faith, willful misfeasance, gross negligence or in reckless disregard of his duties. Officers, employees and agents of the Fund may be indemnified to the same extent as Trustees.

          Under the 1940 Act, a director or trustee may not be protected against liability to a fund and its security holders to which he or she would otherwise be subject as a result of his or her willful misfeasance, bad faith or gross negligence in the performance of his or her duties, or by reason of reckless disregard of his or her obligations and duties.

                                * * * * * * * * *

          The foregoing is only a summary of certain differences between the Acquiring Fund, the Acquiring Fund's Charter, By-Laws and Maryland law, and the Fund, the Fund's Trust Agreement, By-Laws and Massachusetts law. It is not a complete list of differences, but only of material differences. Shareholders desiring copies of the Acquiring Fund's Charter and By-Laws or the Fund's Trust Agreement and By-Laws should write to the relevant fund at 200 Park Avenue, New York, New York 10166, Attention: Legal Department.

                            REASONS FOR THE EXCHANGE

The Board members for the Fund and Acquiring Fund have concluded that the Exchange is in the best interests of their respective shareholders. Each Board believes that the Exchange will permit their respective shareholders to pursue substantially similar investment goals in a larger fund without diluting such shareholders' interests. As of March 31, 2001, the Fund had assets of approximately $44.6 million and the Acquiring Fund had assets of approximately $1.42 billion. Also, the expense ratio of Class A shares of the Acquiring Fund is lower than that of the Fund shares.

          In determining whether to recommend approval of the Exchange, each Board considered the following factors, among others: (1) the compatibility of the Fund's and the Acquiring Fund's investment objective, management policies and investment restrictions, as well as shareholder services offered by the Fund and Acquiring Fund; (2) the terms and conditions of the Exchange and whether the Exchange would result in dilution of shareholder interests; (3) expense ratios and information regarding the fees and expenses of the Fund and Acquiring Fund, as well as the estimated expense ratio of the combined Acquiring Fund; (4) the tax consequences of the Exchange; and (5) the estimated costs to be incurred by the Fund and Acquiring Fund in connection with the Exchange.

                         INFORMATION ABOUT THE EXCHANGE

          PLAN OF EXCHANGE. The following summary of the Plan is qualified in its entirety by reference to the form of Plan attached hereto as Exhibit A. The Plan provides that the Acquiring Fund will acquire all of the assets of the Fund in exchange for Class A shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities on or about August 23, 2001, or such other date as may be agreed upon by the duly authorized officers of the parties (the "Closing Date"). The number of Class A shares of the Acquiring Fund to be issued to the Fund will be determined on the basis of the relative net asset values per share and aggregate net assets of the Fund's shares and Class A shares of the Acquiring Fund, computed on the Closing Date as of the close of trading on the floor of the New York Stock Exchange (currently at 4:00 p.m., New York time). Portfolio securities of the Fund and the Acquiring Fund will be valued in accordance with the valuation practices of the Acquiring Fund, which are described under the caption "Account Policies--Buying Shares" in the Acquiring Fund's Prospectus and under the caption "Determination of Net Asset Value" in the Acquiring Fund's Statement of Additional Information.

          Prior to the Closing Date, the Fund will declare a dividend or dividends which, together with all dividends that have been declared previously, will have the effect of distributing to Fund shareholders all of the Fund's previously undistributed investment company taxable income, if any, for the tax period ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid), its net exempt interest income for the tax period ending on or prior to the Closing Date, and all of its previously undistributed net capital gain realized in the tax period ending on or prior to the Closing Date (after reduction for any capital loss carry forward).

          As conveniently as practicable after the Closing Date, the Fund will liquidate and distribute pro rata to its shareholders of record, as of the close of business on the Closing Date, Class A shares of the Acquiring Fund received by it in the Exchange. Such liquidation and distribution will be accomplished by establishing accounts on the share records of the Acquiring Fund in the name of each Fund shareholder, each account representing the respective pro rata number of Class A shares of the Acquiring Fund due to the shareholder. After such distribution and the winding up of its affairs, the Fund will be dissolved. After the Closing Date, any outstanding certificates representing Fund shares will represent Class A shares of the Acquiring Fund distributed to the record holders of the Fund. Upon presentation to the transfer agent of the Acquiring Fund, Fund share certificates will be exchanged for Class A share certificates of the Acquiring Fund. Certificates for Class A shares of the Acquiring Fund will be issued only upon the investor's written request.

          The Plan may be amended at any time prior to the Exchange. The Fund will provide its shareholders with information describing any material amendment to the Plan prior to shareholder consideration. The obligations of the Fund and Acquiring Fund under the Plan are subject to various conditions, including approval by Fund shareholders holding the requisite number of Fund shares and the continuing accuracy of various representations and warranties of the Fund and Acquiring Fund being confirmed by the respective parties.

          The total expenses of the Exchange are expected to be approximately $65,000, which will be borne pro rata according to the aggregate net assets of the Acquiring Fund and Fund. In addition to the use of the mails, proxies may be solicited personally, by telephone or by telegraph, and the Fund may pay persons holding Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals. In addition, the Fund may retain an outside firm to solicit proxies on behalf of the Fund's Board. The cost to the Fund of any such outside firm solicitation is estimated to be approximately $16,000.

          If the Exchange is not approved by the Fund's shareholders, the Fund's Board will consider other appropriate courses of action, including liquidating the Fund.

          FEDERAL INCOME TAX CONSEQUENCES. The exchange of Fund assets for Acquiring Fund shares is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code. As a condition to the closing of the Exchange, the Acquiring Fund and the Fund will receive the opinion of Stroock & Stroock & Lavan LLP, counsel to the Acquiring Fund and Fund, to the effect that, on the basis of the existing provisions of the Code, Treasury regulations issued thereunder, current administrative regulations and pronouncements and court decisions, and certain facts, assumptions and representations, for Federal income tax purposes: (1) the transfer of all of the Fund's assets in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the Fund's liabilities will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code with respect to the Fund;
(2) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Fund's assets solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of liabilities of the Fund; (3) no gain or loss will be recognized by the Fund upon the transfer of its assets to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the Fund's liabilities or upon the distribution (whether actual or constructive) of Acquiring Fund shares to Fund shareholders in exchange for their Fund shares; (4) no gain or loss will be recognized by the Fund shareholders upon the exchange of Fund shares for Acquiring Fund shares; (5) the aggregate tax basis for Acquiring Fund shares received by each Fund shareholder pursuant to the Exchange will be the same as the aggregate tax basis for Fund shares held by such shareholder immediately prior to the Exchange, and the holding period of Acquiring Fund shares to be received by the Fund shareholder will include the period during which Fund shares surrendered in exchange therefor were held by such shareholder (provided Fund shares were held as capital assets on the date of the Exchange); and (6) the tax basis of Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Fund immediately prior to the Exchange, and the holding period of Fund assets in the hands of the Acquiring Fund will include the period during which those assets were held by the Fund.

          NEITHER THE FUND NOR THE ACQUIRING FUND HAS SOUGHT A TAX RULING FROM THE INTERNAL REVENUE SERVICE ("IRS"). THE OPINION OF COUNSEL IS NOT BINDING ON THE IRS NOR DOES IT PRECLUDE THE IRS FROM ADOPTING A CONTRARY POSITION. Fund shareholders should consult their tax advisers regarding the effect, if any, of the proposed Exchange in light of their individual circumstances. Because the foregoing discussion relates only to the Federal income tax consequences of the Exchange, Fund shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Exchange.

                    REQUIRED VOTE AND BOARD'S RECOMMENDATION

          The Fund's Board has approved the Plan and the Exchange and has determined that (i) participation in the Exchange is in the Fund's best interests and (ii) the interests of shareholders of the Fund will not be diluted as a result of the Exchange. Pursuant to the Fund's charter documents, an affirmative vote of a majority of the Fund's shares outstanding and entitled to vote is required to approve the Plan and the Exchange.

         THE FUND'S BOARD, INCLUDING THE "NON-INTERESTED" BOARD MEMBERS,
                 UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE
                  "FOR" APPROVAL OF THE PLAN AND THE EXCHANGE.

          ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND THE FUND

          Information about the Acquiring Fund is incorporated by reference into this Prospectus/Proxy Statement from the Acquiring Fund Prospectus forming a part of its Registration Statement on Form N-1A (File No. 33-58282). Information about the Fund is incorporated by reference into this Prospectus/Proxy Statement from the Fund's Prospectus forming a part of the Fund's Registration Statement on Form N-1A (File No. 33-6196).

          The Acquiring Fund and Fund are subject to the requirements of the 1940 Act, and file reports, proxy statements and other information with the Commission. Reports, proxy statements and other information filed by the Acquiring Fund or Fund may be inspected and copied at the Public Reference Facilities of the Commission at 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549 and at the Northeast regional office of the Commission at 7 World Trade Center, Suite 1300, New York, New York 10048. Text-only versions of fund documents can be viewed on-line or downloaded from www.sec.gov. Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

                               VOTING INFORMATION

          In addition to the use of the mails, proxies may be solicited personally or by telephone, and persons holding Fund shares in their names or in nominee name may be paid for their expenses in sending soliciting materials to their principals. The Fund may retain an outside firm to assist in the solicitation of proxies, primarily by contacting shareholders by telephone.

          Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity. In all cases where a telephonic proxy is solicited, the shareholder will be asked to provide his or her address, social security number (in the case of an individual) or taxpayer identification number (in the case of a non-individual) and the number of shares owned and to confirm that the shareholder has received the Prospectus/Proxy Statement and proxy card in the mail. Within 72 hours of receiving a shareholder's telephonic or electronically transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Fund a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person.

          If a proxy is executed properly and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Fund shares on a particular matter with respect to which the broker or nominee does not have discretionary power) or is marked with an abstention (collectively, "abstentions"), the Fund shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions will have the effect of a "no" vote for the purpose of obtaining requisite approval for the Proposal.

          In the event that a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the Proposal, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Fund shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" the Proposal in favor of such adjournment, and will vote those proxies required to be voted "AGAINST" the Proposal against any adjournment. A quorum is constituted by the presence in person or by proxy of the holders of more than 30% of the outstanding Fund shares entitled to vote at the Meeting.

          The votes of the Acquiring Fund's shareholders are not being solicited since their approval or consent is not necessary for the Exchange.

          As of April 11, 2001, no persons were known by the Fund to own of record 5% or more of the outstanding voting shares of the Fund.

          As of April 11, 2001, the following were known by the Acquiring Fund to own of record 5% or more of the outstanding voting shares of Class A:


 NAME AND ADDRESS                    PERCENTAGE OUTSTANDING
------------------                   ----------------------
                       Before Exchange Acquiring   After Exchange Acquiring Fund
                          Fund Class A Shares                Class A Shares

Merrill Lynch Pierce            10.0470%                    9.74%
Fenner & Smith For
the Sole Benefit
FBO Customers Exclusively
Attn: Fund Administration
4800 Deer Lake Drive East,
Floor 3
Jacksonville Fl 32246-6484

Charles Schwab & Company Inc     8.7570%                    8.49%
Reinvest Account
Attn: Mutual Funds
101 Montgomery Street
San Francisco CA 94104-4122


          As of April 12, 2001, Directors and officers of the Acquiring Fund, as a group, owned less than 1% of the Acquiring Fund's outstanding shares. As of April 12, 2001, Trustees and officers of the Fund, as a group, owned less than 1% of the Fund's outstanding shares.

                        FINANCIAL STATEMENTS AND EXPERTS

          The audited financial statements of the Fund for the fiscal year ended December 31, 2000 and the audited financial statements of the Acquiring Fund for the fiscal year ended October 31, 2000, have been incorporated herein by reference in reliance upon the authority of the reports given by Ernst & Young LLP, each fund's independent auditors, as experts in accounting and auditing.

                                  OTHER MATTERS

          The Fund's Trustees are not aware of any other matters which may come before the Meeting. However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

               NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES

                               AND THEIR NOMINEES

          Please advise the Fund, in care of Dreyfus Transfer, Inc., P.O. Box 9671, Providence, Rhode Island 02940-9671, whether other persons are the beneficial owners of Fund shares for which proxies are being solicited from you, and, if so, the number of copies of the Prospectus/Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Fund shares.

          IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE.

                                    EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

          AGREEMENT AND PLAN OF REORGANIZATION dated April 11, 2001 (the "Agreement"), between DREYFUS GLOBAL GROWTH FUND (the "Fund"), a Massachusetts business trust, and DREYFUS PREMIER WORLWIDE GROWTH FUND, INC. (the "Acquiring Fund"), a Maryland corporation.

          This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1)(C) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all of the assets of the Fund in exchange solely for Class A shares of common stock, par value $.001 per share, of the Acquiring Fund (the "Acquiring Fund Shares") and the assumption by the Acquiring Fund of certain liabilities of the Fund and the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Fund in liquidation of the Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

          WHEREAS, the Fund is a registered, non-diversified, open-end management investment company, and the Acquiring Fund is a registered, diversified, open-end management investment company, and the Fund owns securities which are assets of the character in which the Acquiring Fund is permitted to invest;

          WHEREAS, both the Acquiring Fund and the Fund are authorized to issue their respective shares of common stock and beneficial interest;

          WHEREAS, the Acquiring Fund's Board has determined that the exchange of all of the assets of the Fund and certain liabilities of the Fund for Acquiring Fund Shares and the assumption of such liabilities is in the best interests of the Acquiring Fund's shareholders and that the interests of the Acquiring Fund's existing shareholders would not be diluted as a result of this transaction; and

          WHEREAS, the Fund's Board has determined that the exchange of all of the assets and certain of the liabilities of the Fund for Acquiring Fund Shares and the assumption of such liabilities is in the best interests of the Fund's shareholders and that the interests of the Fund's existing shareholders would not be diluted as a result of this transaction:

          NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

          1. TRANSFER OF ASSETS OF THE FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF FUND LIABILITIES AND LIQUIDATION OF THE FUND.

          1.1 Subject to the terms and conditions contained herein, the Fund agrees to assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, including all securities and cash (subject to liabilities), and the Acquiring Fund agrees in exchange therefor (i) to deliver to the Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined as set forth in paragraph 2.3; and (ii) to assume certain liabilities of the Fund, as set forth in paragraph 1.2. Such transactions shall take place at the closing (the "Closing") as of the close of business on the closing date (the "Closing Date") provided for in paragraph 3.1. In lieu of delivering certificates for the Acquiring Fund Shares, the Acquiring Fund shall credit the Acquiring Fund Shares to the Fund's account on the books of the Acquiring Fund and shall deliver a confirmation thereof to the Fund.

          1.2 The Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Fund prepared by The Dreyfus Corporation ("Dreyfus"), as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Fund reflected in that unaudited statement of assets and liabilities and shall not assume any other liabilities, whether absolute or contingent.

          1.3 Delivery of the assets of the Fund to be transferred shall be made on the Closing Date and shall be delivered to The Bank of New York, 100 Church Street, New York, New York 10286, the Acquiring Fund's custodian (the "Custodian"), for the account of the Acquiring Fund, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund.

          1.4 The Fund will pay or cause to be paid to the Acquiring Fund any interest received on or after the Closing Date with respect to assets transferred to the Acquiring Fund hereunder. The Fund will transfer to the Acquiring Fund any distributions, rights or other assets received by the Fund after the Closing Date as distributions on or with respect to the securities transferred. Such assets shall be deemed included in assets transferred to the Acquiring Fund on the Closing Date and shall not be separately valued.

          1.5 As soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Fund will liquidate and distribute pro rata to the Fund's shareholders of record, determined as of the close of business on the Closing Date (the "Fund Shareholders"), Acquiring Fund Shares received by the Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the applicable Acquiring Fund Shares then credited to the account of the Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Fund Shareholders and representing the respective pro rata number of the applicable Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Fund simultaneously will be canceled on the books of the Fund.

          1.6 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's current prospectus and statement of additional information.

          1.7 Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquiring Fund Shares on the books of the Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

          1.8 Any reporting responsibility of the Fund is and shall remain the responsibility of the Fund up to and including the Closing Date and such later date on which the Fund's existence is terminated.

          2. VALUATION.

          2.1 The value of the Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of trading on the floor of the New York Stock Exchange (currently, 4:00 p.m., New York time) on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquiring Fund's Articles of Incorporation, as amended (the "Charter"), and then-current prospectus or statement of additional information.

          2.2 The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures set forth in the Acquiring Fund's Charter and then-current prospectus or statement of additional information.

          2.3 The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Fund's net assets shall be determined by dividing the value of the net assets determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of one Acquiring Fund Share determined in accordance with paragraph 2.2.

          2.4 All computations of value shall be made in accordance with the regular practices of the Acquiring Fund.

          3. CLOSING AND CLOSING DATE.

          3.1 The Closing Date shall be August 23, 2001, or such other date as the parties, through their duly authorized officers, may mutually agree. All acts taking place at the Closing shall be deemed to take place simultaneously on the Closing Date unless otherwise provided. The Closing shall be held at 10:00 a.m., New York time, at the offices of Dreyfus, 200 Park Avenue, 7th Floor, New York, New York, or such other time and/or place as the parties may mutually agree.

          3.2 The Custodian shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Fund's portfolio securities, cash and any other assets have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date; and (b) all necessary taxes including all applicable stock transfer stamps have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities.

          3.3 If on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Fund shall be closed to trading or trading thereon shall be restricted, or
(b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

          3.4 The transfer agent for the Fund shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Fund Shareholders and the number and percentage ownership of outstanding Fund shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Fund, or provide evidence satisfactory to the Fund that such Acquiring Fund Shares have been credited to the Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts or other documents as such other party or its counsel may reasonably request.

          4. REPRESENTATIONS AND WARRANTIES.

          4.1 The Fund represents and warrants to the Acquiring Fund as follows:

                    (a) The Fund is an unincorporated business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts, and has power to own all of its properties and assets and to carry out its obligations under this Agreement.

                    (b) The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

                    (c) The Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Fund's Agreement and Declaration of Trust, as amended (the "Trust Agreement"), or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Fund is a party or by which the Fund is bound.

                    (d) The Fund has no material contracts or other commitments outstanding (other than this Agreement) which will be terminated with liability to it on or prior to the Closing Date.

                    (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

                    (f) The Statements of Assets and Liabilities of the Fund for the five fiscal years ended December 31, 2000 have been audited by Ernst & Young LLP, independent auditors, and are in accordance with generally accepted accounting principles, consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Fund as of such dates, and there are no known contingent liabilities of the Fund as of such dates not disclosed therein.

                    (g) Since December 31, 2000, there has not been any material adverse change in the Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in Section 1.2 hereof.

                    (h) At the Closing Date, all Federal and other tax returns and reports of the Fund required by law to have been filed by such dates shall have been filed, and all Federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

                    (i) For each fiscal year of its operation, the Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

                    (j) All issued and outstanding shares of the Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Fund. All of the issued and outstanding shares of the Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.4. The Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Fund's shares, nor is there outstanding any security convertible into any of the Fund's shares.

                    (k) On the Closing Date, the Fund will have full right, power and authority to sell, assign, transfer and deliver the assets to be transferred by it hereunder.

                    (l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Fund's Board and, subject to the approval of the Fund Shareholders, this Agreement will constitute the valid and legally binding obligation of the Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

                    (m) The proxy statement of the Fund (the "Proxy Statement") included in the Registration Statement referred to in paragraph 5.5 (other than information therein that has been furnished by the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

         4.2  The Acquiring Fund represents and warrants to the Fund as follows:

                    (a) The Acquiring Fund is a corporation duly organized and validly existing under the laws of the State of Maryland and has power to carry on its business as it is now being conducted and to carry out its obligations under this Agreement.

                    (b) The Acquiring Fund is registered under the 1940 Act as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

                    (c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Securities and Exchange Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

                    (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Acquiring Fund's Charter or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound.

                    (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

                    (f) The Statements of Assets and Liabilities of the Acquiring Fund for the five fiscal years ended October 31, 2000 have been audited by Ernst & Young LLP, independent auditors, and are in accordance with generally accepted accounting principles, consistently applied, and such statements (copies of which have been furnished to the Fund) fairly reflect the financial condition of the Acquiring Fund as of such dates.

                    (g) Since October 31, 2000, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in Section 4.2(f) hereof.

                    (h) At the Closing Date, all Federal and other tax returns and reports of the Acquiring Fund required by law then to be filed shall have been filed, and all Federal and other taxes shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof.

                    (i) For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

                    (j) All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

                    (k) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Acquiring Fund's Board and shareholders, and this Agreement will constitute the valid and legally binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

                    (l) The Proxy Statement included in the Registration Statement (only insofar as it relates to the Acquiring Fund and is based on information furnished by the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

          5. COVENANTS OF THE ACQUIRING FUND AND THE FUND.

          5.1 The Acquiring Fund and the Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and distributions.

          5.2 The Fund will call a meeting of the Fund shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

          5.3 Subject to the provisions of this Agreement, the Acquiring Fund and the Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

          5.4 As promptly as practicable, but in any case within sixty days after the Closing Date, the Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Fund for Federal income tax purposes which will be carried over to the Acquiring Fund as a result of Section 381 of the Code and which will be certified by the Fund's President or its Vice President and Treasurer.

          5.5 The Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus (the "Prospectus"), which will include the Proxy Statement referred to in paragraph 4.1(m), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act in connection with the meeting of the Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein.

          5.6 The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

          6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

          The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

          6.1 All representations and warranties of the Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

          6.2 The Fund shall have delivered to the Acquiring Fund a statement of the Fund's assets and liabilities, together with a list of the Fund's portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Fund's Treasurer.

          6.3 The Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Fund's President or Vice President and its Treasurer, in form and substance satisfactory to the Acquiring Fund, to the effect that the representations and warranties of the Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

          7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND.

          The obligations of the Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

          7.1 All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

          7.2 The Acquiring Fund shall have delivered to the Fund on the Closing Date a certificate executed in its name by its President or Vice President and its Treasurer, in form and substance reasonably satisfactory to the Fund, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

          8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE FUND.

          If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

          8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Fund in accordance with the provisions of the Fund's Trust Agreement.

          8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

          8.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities (including those of the SEC and of state Blue Sky and securities authorities) deemed necessary by the Acquiring Fund or the Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Fund, provided that either party hereto may for itself waive any of such conditions.

          8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

          8.5 The Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Fund Shareholders all of the Fund's investment company taxable income for all taxable years or periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid); the excess of its interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code, for all taxable years or periods ending on or prior to the Closing Date; and all of its net capital gain realized in all taxable years or periods ending on or prior to the Closing Date (after reduction for any capital loss carry forward).

          8.6 The parties shall have received an opinion of Stroock & Stroock & Lavan LLP substantially to the effect that for Federal income tax purposes:

                    (a) The transfer of all or substantially all of the Fund's assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code; (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund;
(c) No gain or loss will be recognized by the Fund upon the transfer of the Fund's assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Fund Shareholders in exchange for their shares of the Fund; (d) No gain or loss will be recognized by the Fund Shareholders upon the exchange of their Fund shares for the Acquiring Fund Shares; (e) The aggregate tax basis for the Acquiring Fund Shares received by each of the Fund Shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund Shares to be received by each Fund Shareholder will include the period during which the Fund shares exchanged therefor were held by such shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (f) The tax basis of the Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Fund immediately prior to the Reorganization, and the holding period of the assets of the Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Fund.

                    No opinion will be expressed as to the effect of the Reorganization on (i) the Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for Federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, and (ii) any shareholder of the Fund that is required to recognize unrealized gains and losses for Federal income tax purposes under a mark-to-market system of accounting.

          9. TERMINATION OF AGREEMENT.

          9.1 This Agreement and the transaction contemplated hereby may be terminated and abandoned by resolution of the Board of the Fund or of the Acquiring Fund, as the case may be, at any time prior to the Closing Date (and notwithstanding any vote of the Fund shareholders) if circumstances should develop that, in the opinion of the parties' Board, make proceeding with the Agreement inadvisable.

          9.2 If this Agreement is terminated and the transaction contemplated hereby is abandoned pursuant to the provisions of this Section 9, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the Board members, officers or shareholders of the Acquiring Fund or of the Fund, as the case may be, in respect of this Agreement, except that the parties shall bear the aggregate expenses of the transaction contemplated hereby in proportion to their respective net assets as of the date this Agreement is terminated or the exchange contemplated hereby is abandoned.

          10. WAIVER.

          At any time prior to the Closing Date, any of the foregoing conditions may be waived by the Board of the Acquiring Fund or of the Fund if, in the judgment of either, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Acquiring Fund or of the Fund, as the case may be.

          11. MISCELLANEOUS.

          11.1 None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

          11.2 This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them relating to the subject matter hereof. Neither party shall be bound by any condition, definition, warranty or representation, other than as set forth or provided in this Agreement or as may be, on or subsequent to the date hereof, set forth in a writing signed by the party to be bound thereby.

          11.3 This Agreement shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement by the Fund and the Acquiring Fund shall be governed and construed in accordance with the internal laws of the Commonwealth of Massachusetts and the State of Maryland, respectively, without giving effect to principles of conflict of laws.

          11.4 This Agreement may be amended only by a signed writing between the parties.

          11.5 This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

          11.6 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

          11.7 The names "Dreyfus Global Growth Fund" and "Trustees of Dreyfus Global Growth Fund" refer respectively to the Fund and its Trustees, as trustees but not individually or personally, acting from time to time under the Trust Agreement, a copy of which is on file at the office of the Secretary of the Commonwealth of Massachusetts and at the principal office of the Fund. The obligations of the Fund entered into in the name or on behalf of the Fund by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Fund personally, but bind only the Fund's property, and all persons dealing with the Fund's shares must look solely to the Fund's property for the enforcement of any claims against the Fund.

          IN WITNESS WHEREOF, the Acquiring Fund and the Fund have caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

                                 DREYFUS PREMIER WORLDWIDE GROWTH FUND, INC.


                                 By: /s/ STEPHEN E. CANTER
                                    -----------------------------------
                                    Stephen E. Canter,
                                    President

ATTEST: /s/ STEVEN F. NEWMAN
       ---------------------
       Steven F. Newman,
       Secretary

                                 DREYFUS GLOBAL GROWTH FUND

                                 By: /s/ STEPHEN E. CANTER
                                    -----------------------------------
                                    Stephen E. Canter,
                                    President

ATTEST: /s/ MICHAEL A. ROSENBERG
       --------------------------
       Michael A. Rosenberg,
       Secretary

                           DREYFUS GLOBAL GROWTH FUND

          The undersigned shareholder of the Dreyfus Global Growth Fund (the "Fund") hereby appoints Anthony J. Galioto and Michael A. Rosenberg, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest of the Fund standing in the name of the undersigned at the close of business on June 1, 2001, at a Special Meeting of Shareholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, at 10:00 a.m. on August 16, 2001, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Prospectus/Proxy Statement for the meeting.

          Please mark boxes in blue or black ink.

          1. To approve an Agreement and Plan of Reorganization between the Fund and Dreyfus Premier Worldwide Growth Fund, Inc. (the "Acquiring Fund"), providing for the transfer of all of the assets of the Fund, subject to its liabilities in exchange for Class A shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's liabilities, and the pro rata distribution of those shares to the Fund's shareholders and subsequent termination of the Fund.

                   FOR              AGAINST           ABSTAIN
                   |_|                |_|               |_|

          2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

THIS PROXY IS SOLICITED BY THE FUND'S BOARD OF TRUSTEES AND WILL BE VOTED FOR THE ABOVE PROPOSAL UNLESS OTHERWISE INDICATED.

                         Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Prospectus/Proxy Statement is acknowledged.

                                               Dated: ____, 2001

                                               -------------------------
                                               Signature(s)

                                               -------------------------
                                               Signature(s)

Sign, Date and Return the Proxy Card

Promptly Using the Enclosed Envelope

                   DREYFUS PREMIER WORLDWIDE GROWTH FUND, INC.


                       STATEMENT OF ADDITIONAL INFORMATION

                                 ________, 2001

                          Acquisition of the Assets of

                           DREYFUS GLOBAL GROWTH FUND

                           144 Glenn Curtiss Boulevard

                         Uniondale, New York 11556-0144

                                 1-800-645-6561

                    By and in Exchange for Class A Shares of

                   DREYFUS PREMIER WORLDWIDE GROWTH FUND, INC.

                           144 Glenn Curtiss Boulevard

                         Uniondale, New York 11556-0144

                                 1-800-645-6561



          This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated _____________ __, 2001, relating specifically to the proposed transfer of all of the assets and liabilities of Dreyfus Global Growth Fund (the "Fund") in exchange for Class A shares of Dreyfus Premier Worldwide Growth Fund, Inc. (the "Acquiring Fund"). The transfer is to occur pursuant to an Agreement and Plan of Reorganization. This Statement of Additional Information consists of this cover page and the following documents attached hereto:

          1. The Acquiring Fund's Statement of Additional Information dated March 1, 2001.

          2. The Acquiring Fund's Annual Report for the fiscal year ended October 31, 2000.

          3. The Fund's Annual Report for the fiscal year ended December 31,
2000.

          The Acquiring Fund's Statement of Additional Information, and the financial statements included in the Acquiring Fund's Annual Report and the Fund's Annual Report are incorporated herein by reference. The Prospectus/Proxy Statement dated ____________, 2001 may be obtained by writing to the Fund or Acquiring Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

--------------------------------------------------------------------------------

                  DREYFUS PREMIER WORLDWIDE GROWTH FUND, INC.

             CLASS A, CLASS B, CLASS C, CLASS R AND CLASS T SHARES
                      STATEMENT OF ADDITIONAL INFORMATION
                                 MARCH 1, 2001

          This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of Dreyfus Premier Worldwide Growth Fund, Inc. (the "Fund"), dated March 1, 2001, as it may be revised from time to time. To obtain a copy of the Fund's Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144 or call 1-800-554-4611.

          The Fund's most recent Annual Report and Semi-Annual Report to Shareholders are separate documents supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of independent auditors appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.


                                TABLE OF CONTENTS
                                                                         Page


Description of the Fund .................................................B-2
Management of the Fund...................................................B-10
Management Arrangements..................................................B-15
How to Buy Shares........................................................B-19
Distribution Plan and Shareholder Services Plan..........................B-27
How to Redeem Shares.....................................................B-28
Shareholder Services.....................................................B-32
Determination of Net Asset Value.........................................B-38
Dividends, Distributions and Taxes.......................................B-38
Portfolio Transactions...................................................B-41
Performance Information..................................................B-44
Information About the Fund...............................................B-45
Counsel and Independent Auditors.........................................B-47
Appendix.................................................................B-48



                             DESCRIPTION OF THE FUND

          The Fund is a Maryland corporation formed on February 5, 1993. The Fund is an open-end management investment company, known as a mutual fund. The Fund is a diversified fund, which means that, with respect to 75% of the Fund's total assets, the Fund will not invest more than 5% of its assets in the securities of any single issuer nor hold more than 10% of the outstanding voting securities of any single issuer.

          The Dreyfus Corporation ("Dreyfus") serves as the Fund's investment adviser. Dreyfus has engaged Fayez Sarofim & Co. ("Sarofim") to serve as the Fund's sub-investment adviser and to provide day-to-day management of the Fund's investments, subject to the supervision of Dreyfus. Dreyfus and Sarofim are referred to collectively as the "Advisers."

          Dreyfus Service Corporation (the "Distributor") is the distributor of the Fund's shares.

Certain Portfolio Securities

          The following information supplements and should be read in conjunction with the Fund's Prospectus.

          Depositary Receipts. The Fund may invest in the securities of foreign issuers in the form of American Depositary Receipts and American Depositary Shares (collectively, "ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts and Global Depositary Shares (collectively, "GDRs") and other forms of depositary receipts. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. GDRs are receipts issued outside the United States typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets, EDRs and CDRs in bearer form are designed for use in Europe, and GDRs in bearer form are designed for use outside the United States.

          These securities may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

          Foreign Government Obligations; Securities of Supranational Entities. The Fund may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Advisers to be of comparable quality to the other obligations in which the Fund may invest. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

          Convertible Securities. Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have characteristics similar to both fixed-income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

          Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

          Convertible securities provide for a stable stream of income with generally higher yields than common stocks, but there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

          Warrants. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time. The Fund may invest up to 5% of its net assets in warrants, except that this limitation does not apply to warrants purchased by the Fund that are sold in units with, or attached to, other securities.

          Corporate Debt Securities. The Fund may invest in debt securities that management believes offer opportunities for capital growth. Corporate debt securities include corporate bonds, debentures, notes and other similar instruments, including certain convertible securities. Debt securities may be acquired with warrants attached. Corporate income-producing securities also may include forms of preferred or preference stock. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

          Zero Coupon, Pay-In-Kind and Step-Up Securities. The Fund may invest in zero coupon U.S. Treasury securities, which are Treasury Notes and Bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. Zero coupon securities also are issued by corporations and financial institutions which constitute a proportionate ownership of the issuer's pool of underlying U.S. Treasury securities. A zero coupon security pays no interest to its holders during its life and is sold at a discount to its face value at maturity. The Fund may invest in pay-in-kind bonds which are bonds which generally pay interest through the issuance of additional bonds. The Fund also may purchase step-up coupon bonds which are debt securities which typically do not pay interest for a specified period of time and then pay interest at a series of different rates. The market prices of these securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to a greater degree to changes in interest rates than securities having similar maturities and credit qualities. In addition, unlike bonds that pay interest throughout the period to maturity, the Fund will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the Fund may obtain no return at all on its investment. Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind or step-up bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for Federal income taxes, the Fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements. See "Dividends, Distributions and Taxes."

          Illiquid Securities. The Fund may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective. These securities may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, and certain privately negotiated, non-exchange traded options and securities used to cover such options. As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected.

          Money Market Instruments. When the Advisers determine that adverse market conditions exist, the Fund may adopt a temporary defensive position and invest all of its assets in money market instruments, including U.S. Government securities, repurchase agreements, bank obligations and commercial paper. The Fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.

Investment Techniques

          The following information supplements and should be read in conjunction with the Fund's Prospectus.

          Borrowing Money. The Fund is permitted to borrow to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"), which permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets. The Fund currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While such borrowings exceed 5% of the Fund's total assets, the Fund will not make any additional investments.

          Foreign Currency Transactions. The Fund may enter into foreign currency transactions for a variety of purposes, including: to fix in U.S. dollars, between trade and settlement date, the value of a security the Fund has agreed to buy or sell; to hedge the U.S. dollar value of securities the Fund already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or to gain exposure to the foreign currency in an attempt to realize gains.

          Foreign currency transactions may involve, for example, the Fund's purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies. A short position would involve the Fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Fund contracted to receive. The Fund's success in these transactions will depend principally on the Advisers' ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

          Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

          Forward Commitments. The Fund may purchase securities on a forward commitment or when-issued basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable on a forward commitment or when-issued security are fixed when the Fund enters into the commitment but the Fund does not make a payment until it receives delivery from the counterparty. The Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. The Fund will segregate permissible liquid assets at least equal at all times to the amount of the Fund's purchase commitments.

          Securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment or when-issued basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a forward commitment or when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when the Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's net assets and its net asset value per share.

Certain Investment Considerations and Risks

          Foreign Securities. At any one time, the Fund may invest substantial portions of its assets in issuers in one or more countries, although the Fund ordinarily will seek to invest its assets in the securities of issuers located in at least three countries. Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

          Because evidences of ownership of foreign securities usually are held outside the United States, the Fund will be subject to additional risks which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise. Moreover, foreign securities held by the Fund may trade on days when the Fund does not calculate its net asset value and thus affect the Fund's net asset value on days when investors have no access to the Fund.

          Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

          Lower Rated Securities. The Fund may invest in higher yielding (and, therefore, higher risk) debt securities, such as those rated Ba by Moody's Investors Service, Inc. ("Moody's") or BB by Standard & Poor's Ratings Services ("S&P"), or Fitch IBCA, Duff & Phelps ("Fitch," and, with the other rating agencies, the "Rating Agencies") and as low as Caa by Moody's or CCC by S&P or Fitch (commonly known as junk bonds). The Fund currently intends to invest less than 35% of its net assets in these securities. They may be subject to certain risks and to greater market fluctuations than lower yielding investment grade securities. See "Appendix" for a general description of the Rating Agencies' ratings. Although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these securities. The Fund will rely on the Advisers' judgment, analysis and experience in evaluating the creditworthiness of an issuer.

          You should be aware that the market values of many of these securities tend to be more sensitive to economic conditions than are higher rated securities and will fluctuate over time. These securities generally are considered by the Rating Agencies to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.

          Companies that issue certain of these securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with the higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be affected adversely by specific corporate developments, forecasts, or the unavailability of additional financing. The risk of loss because of default by the issuer is significantly greater for the holders of these securities because such securities generally are unsecured and often are subordinated to other creditors of the issuer.

          Because there is no established retail secondary market for many of these securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio and calculating its net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation because less reliable objective data may be available.

          These securities may be particularly susceptible to economic downturns. An economic recession could adversely affect the ability of the issuers of lower rated securities to repay principal and pay interest thereon and increase the incidence of default for such securities. It is likely that an economic recession also could disrupt severely the market for such securities and have an adverse impact on their value.

          The Fund may acquire these securities during an initial offering. Such securities may involve special risks because they are new issues. The Fund has no arrangement with any persons concerning the acquisition of such securities, and the Advisers will review carefully the credit and other characteristics pertinent to such new issues.

          The credit risk factors pertaining to lower rated securities also apply to lower rated zero coupon, pay-in-kind and step-up securities. In addition to the risks associated with the credit rating of the issuer, the market prices of these securities may be very volatile during the period no interest is paid.

          Simultaneous Investments. Investment decisions for the Fund are made independently from those of the other investment companies advised by Dreyfus or Sarofim. If, however, such other investment companies desire to invest in, or dispose of, the same securities as the Fund, available investments or opportunities for sales will be allocated equitably to each investment company. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.

Investment Restrictions

          The Fund's investment objective is a fundamental policy, which cannot be changed without approval by the holders of a majority (as defined in the 1940
Act) of the Fund's outstanding voting shares. In addition, the Fund has adopted investment restrictions numbered 1 through 10 as fundamental policies. Investment restrictions numbered 11 through 17 are not fundamental policies and may be changed by a vote of a majority of the Fund's Board members at any time. The Fund may not:

          1. Invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of the Fund's total assets may be invested, and securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities may be purchased, without regard to any such limitation.

          2. Hold more than 10% of the outstanding voting securities of any single issuer. This Investment Restriction applies only with respect to 75% of the Fund's total assets.

          3. Concentrate its investments in any particular industry or industries, except that the Fund may invest up to 25% of the value of its total assets in a single industry, provided that, when the Fund has adopted a defensive posture, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

          4. Invest in commodities, except that the Fund may purchase and sell options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

          5. Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate.

          6. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets). For purposes of this Investment Restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

          7. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, the Fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission (the "SEC") and the Fund's Board.

          8. Act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

          9. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent the activities permitted in Investment Restriction Nos. 4, 6 and 13 may be deemed to give rise to a senior security.

          10. Purchase securities on margin, but the Fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

          11. Purchase securities of any company having less than three years' continuous operations (including operations of any predecessor) if such purchase would cause the value of the Fund's investments in all such companies to exceed 5% of the value of its total assets.

          12. Invest in the securities of a company for the purpose of exercising management or control, but the Fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

          13. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with writing covered put and call options and the purchase of securities on a when-issued or forward commitment basis and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

          14. Purchase, sell or write puts, calls or combinations thereof, except as described in the Fund's Prospectus and Statement of Additional Information.

          15. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of the Fund's net assets would be so invested.

          16. Invest in securities of other investment companies, except to the extent permitted under the 1940 Act.

          17. Purchase or retain the securities of any issuer if the officers or Board members of the Fund or the Advisers who own beneficially more than 1/2 of 1% of the securities of such issuer together own beneficially more than 5% of the securities of such issuer.

          If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.


                             MANAGEMENT OF THE FUND

          The Fund's Board is responsible for the management and supervision of each Fund. The Board approves all significant agreements with those companies that furnish services to the Fund. These companies are as follows:

      The Dreyfus Corporation................    Investment Adviser
      Fayez Sarofim & Co.....................    Sub-Investment Adviser
      Dreyfus Service Corporation............    Distributor
      Dreyfus Transfer, Inc..................    Transfer Agent
      The Bank of New York...................    Custodian

          Board members and officers of the Fund, together with information as to their principal business occupations during at least the last five years, are shown below.

Board Members of the Fund

JOSEPH S. DiMARTINO, Chairman of the Board. Since January 1995, Chairman of the
      Board of various funds in the Dreyfus Family of Funds. He also is a director of The Muscular Dystrophy Association, HealthPlan Services Corporation, a provider of marketing, administrative and risk management services to health and other benefit programs, Carlyle Industries, Inc. (formerly, Belding Heminway Company, Inc.), a button packager and distributor, Century Business Services, Inc., a provider of various outsourcing functions for small and medium size companies, The Newark Group, a privately held company providing a national network of paper recovery facilities, paperboard mills and paperboard converting plants, and QuikCAT.com, Inc., a private company engaged in the development of high speed movement, routing, storage and encryption of data across all modes of data transport. Prior to January 1995, he was President, a director and, until August 1994, Chief Operating Officer of Dreyfus and Executive Vice President and a director of the Distributor. From August 1994 to December 1994, he was a director of Mellon Financial Corporation. He is 57 years old and his address is 200 Park Avenue, New York, New York 10166.

CLIFFORD L. ALEXANDER, JR., Board Member. Since 1981, President of Alexander &
     Associates, Inc., a management consulting firm, and since October 1, 2000, Chairman of the Board of Moody's Corporation. From October 1999 through September 2000, Chairman of the Board and Chief Executive Officer, and from February 1993 through September 1999, a director of The Dun and Bradstreet Corporation. From 1977 to 1981, Mr. Alexander served as Secretary of the Army and Chairman of the Board of the Panama Canal Company, and from 1975 to 1977, he was a member of the Washington, D.C. law firm of Verner, Liipfert, Bernhard, McPherson and Alexander. He is a director of American Home Products Corporation, IMS Health, a service provider of marketing information and information technology, MCI WorldCom and Mutual of America Life Insurance Company. He is 67 years old and his address is 400 C Street, N.E., Washington, and D.C. 20002.

PEGGY C. DAVIS, Board Member. Shad Professor of Law, New York University School of Law. Professor Davis has been a member of the New York University law faculty since 1983. Prior to that time, she served for three years as a judge in the courts of New York State; was engaged for eight years in the practice of law, working in both corporate and non-profit sectors; and served for two years as a criminal justice administrator in the government of the City of New York. She writes and teaches in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training. She is 58 years old and her address is c/o New York University School of Law, 40 Washington Square South, New York, New York 10012.

ERNEST KAFKA, Board Member. A physician engaged in private practice specializing in the psychoanalysis of adults and adolescents. Since 1981, he has served as an Instructor at the New York Psychoanalytic Institute and, prior thereto, held other teaching positions. He is Associate Clinical Professor of Psychiatry at Cornell Medical School. For more than the past five years, Dr. Kafka has held numerous administrative positions, including President of the NY Psychoanalytic Society, and has published many articles on subjects in the field of psychoanalysis. He is 68 years old and his address is 23 East 92nd Street, New York, and New York 10021.

NATHAN LEVENTHAL, Board Member. Since November 1997, Chairman of the Avery -
      Fisher Artist Program, and from March 1984 until December 2000, President, of Lincoln Center for the Performing Arts, Inc. Mr. Leventhal was Deputy Mayor for Operations of New York City from September 1979 until March 1984 and Commissioner of the Department of Housing Preservation and Development of New York City from February 1978 until September 1979. Mr. Leventhal was an associate and then a member of the New York law firm of Poletti Freidin Prashker Feldman and Gartner from 1974 to 1978. He was Commissioner of Rent and Housing Maintenance for New York City from 1972 to 1973. Mr. Leventhal also served as Chairman of Citizens Union, an organization which strives to reform and modernize city and state government from June 1994 until June 1997. He is 58 years old and his address is 70 Lincoln Center Plaza, New York, and New York 10023-6583.

          The Fund has a standing nominating committee comprised of its Board members who are not "interested persons" of the Fund, as defined in the 1940 Act. The function of the nominating committee is to select and nominate all candidates who are not "interested persons" of the Fund for election to the Fund's Board.

          Currently, the Fund pays its Board members its allocated portion of an annual retainer of $50,000 and a fee of $6,500 per meeting ($500 per telephone meeting) attended for the Fund and 14 other funds (comprised of 26 portfolios) in the Dreyfus Family Funds, and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members are entitled to receive an annual retainer and per meeting fee of one-half the amount paid to them as Board members. The aggregate amount of compensation paid to each Board member by the Fund for the fiscal year ended October 31, 2000, and by all funds in the Dreyfus Family of Funds for which such person is a Board member (the number of portfolios of such funds is set forth in parenthesis next to each Board member's total compensation)* for the year ended December 31, 2000, pursuant to the compensation schedule then in effect, are set forth below:


                                                             Total Compensation
                                                             From Fund and Fund
                                   Aggregate Compensation     Complex Paid to
Name of Board Member                  From the Fund**           Board Member
------------------------------   ----------------------    ---------------------


Joseph S. DiMartino                     $8,123                  $805,537 (194)

Clifford L. Alexander, Jr.              $6,748                  $124,277 (48)

Peggy C. Davis                          $6,748                  $ 84,571 (29)

Ernest Kafka                            $6,748                  $ 84,571 (29)

Saul B. Klaman***                       $1,820                  $ 38,114 (29)

Nathan Leventhal                        $6,748                  $ 84,571 (29)

-----------------

* Represents the number of separate portfolios comprising the investment companies in the Fund Complex, including the Fund, for which the Board member serves.

** Amount does not include reimbursed expenses for attending Board meetings, which amounted to $2,962 for all Board members as a group.

*** Emeritus Board member as of January 18, 2000.

Officers of the Fund

STEPHEN E. CANTER, President. President, Chief Operating Officer, Chief
     Investment Officer and a director of Dreyfus, and an officer of 94 investment companies (comprised of 182 portfolios) managed by Dreyfus. Mr. Canter also is a Director and an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus. He is 55 years old.

MARK N. JACOBS, Vice President. Vice President, General Counsel and Secretary of
     Dreyfus and an officer of 95 investment companies (comprised of 195 portfolios) managed by Dreyfus. He is 54 years old.

JOSEPH CONNOLLY, Vice President and Treasurer. Director - Mutual Fund Accounting of Dreyfus, and an officer of 95 investment companies (comprised of 195 portfolios) managed by the Dreyfus. He is 43 years old.

STEVEN F. NEWMAN, Secretary. Associate General Counsel and Assistant Secretary of Dreyfus, and an officer of 95 investment companies (comprised of 195 portfolios) managed by Dreyfus. He is 51 years old.

MICHAEL A. ROSENBERG, Assistant Secretary. Associate General Counsel of Dreyfus, and an officer of 94 investment companies (comprised of 182 portfolios) managed by Dreyfus. He is 41 years old.

JANETTE FARRAGHER, Assistant Secretary. Associate General Counsel of Dreyfus, and an officer of 15 investment companies (comprised of 27 portfolios) managed by Dreyfus. She is 38 years old.

JAMES WINDELS, Assistant Treasurer. Senior Treasury Manager of Dreyfus, and an officer of 25 investment companies (comprised of 99 portfolios) managed by Dreyfus. He is 42 years old.

      The address of each officer of the Fund is 200 Park Avenue, New York, New York 10166.

          The Fund's Board members and officers, as a group, owned less than 1% of the Fund's voting securities outstanding on February 9, 2001.

          The following shareholders owned of record 5% or more of the Fund's outstanding voting securities on February 9, 2001: Class A: Merrill Lynch Pierce Fenner & Smith for the Sole Benefit of its Customers, Attn. Fund Administration A/C 97B, 4800 Deer Lake Drive East Floor 3, Jacksonville, FL. 32246-6484 - 10.48%; Charles Schwab & Company, Inc., Reinvest Account, Attn. Mutual Funds, 101 Montgomery Street, San Francisco, CA 94104-4122 -9.28%; Class B: Merrill Lynch Pierce Fenner & Smith for the Sole Benefit of its Customers, Attn. Fund Administration A/C 97BY1, 4800 Deer Lake Drive East Floor 3, Jacksonville, FL. 32246-6484 -19.60%; Class C: Merrill Lynch Pierce Fenner & Smith for the Sole Benefit of its Customers, Attn. Fund Administration A/C 97G65, 4800 Deer Lake Drive East Floor 3, Jacksonville, FL. 32246-6484 -39.01%; Class R: Boston Safe Deposit & Trust CO TT As Agent -Omnibus Account, Dreyfus Retirement Services, AIM# 026-0027, 135 Santilli Highway, Everett MA. 02149-1906 -71.92%; First
Charter National Bank, Trust Division, PO Box 228, Concord NC 28026-0228 - 7.76%; Fidelity Investments Institutional Operations CO (FIIOC) As Agent For Certain Employee Benefit Plans, 100 Magellan Way #KWIC, Covington KY 41015-1999 -6.11%; Class T: Prudential Securities Inc., FBO Jody Boyman, 1482 E. Valley Road #800, Montecito, CA 93108-1200 -5.73%.

          A shareholder who beneficially owned, directly or indirectly, 25% or more of the Fund's voting securities may be deemed to be a "control person" (as defined in the 1940 Act) of the Fund.


                             MANAGEMENT ARRANGEMENTS

          Investment Adviser. Dreyfus is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon"). Mellon is a global multibank financial holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty largest bank holding companies in the United States based on total assets.

          Dreyfus supervises investment management of the Fund pursuant to a Management Agreement (the "Management Agreement") between the Fund and Dreyfus. The Management Agreement is subject to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Fund's Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or Dreyfus, by vote cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority of the Fund's shares, or, on not less than 90 days' notice, by Dreyfus. The Management Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

          The following persons are officers and/or directors of Dreyfus:
Christopher M. Condron, Chairman of the Board and Chief Executive Officer; Stephen E. Canter, President, Chief Operating Officer, Chief Investment Officer and a director; Thomas F. Eggers, Vice Chairman -Institutional and a director; Lawrence S. Kash, Vice Chairman; Ronald P. O'Hanley III, Vice Chairman; J. David Officer, Vice Chairman and a director; William T. Sandalls, Jr., Executive Vice President; Stephen R. Byers, Senior Vice President; Patrice M. Kozlowski, Senior Vice President--Corporate Communications; Mark N. Jacobs, Vice President, General Counsel and Secretary; Diane P. Durnin, Vice President--Product Development; Mary Beth Leibig, Vice President--Human Resources; Ray Van Cott, Vice President--Information Systems; Theodore A. Schachar, Vice President--Tax; Wendy Strutt, Vice President; William H. Maresca, Controller; James Bitetto, Assistant Secretary; Steven F. Newman, Assistant Secretary; and Mandell L. Berman, Burton C. Borgelt, Steven G. Elliott, Martin G. McGuinn, Richard W. Sabo and Richard Syron, directors.

          Mellon Bank, N.A., Dreyfus' parent, and its affiliates may have deposit, loan and commercial banking or other relationships with the issuers of securities purchased by the Fund. Dreyfus has informed the Fund that in making its investment decisions it does not obtain or use material inside information that Mellon Bank, N.A. or its affiliates may possess with respect to such issuers.

          Dreyfus' Code of Ethics subjects its employees' personal securities transactions to various restrictions to ensure that such trading does not disadvantage any fund advised by Dreyfus. In that regard, portfolio managers and other investment personnel of Dreyfus must preclear and report their personal securities transactions and holdings, which are reviewed for compliance with the Code of Ethics and are also subject to the oversight of Mellon's Investment Ethics Committee (the "Committee"). Portfolio managers and other investment personnel who comply with the preclearance and disclosure procedures of the Code of Ethics, and the requirements of the Committee, may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.

          Dreyfus maintains office facilities on behalf of the Fund, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Fund. Dreyfus may pay the Distributor for shareholder services from Dreyfus' own assets, including past profits but not including the management fee paid by the Fund. The Distributor may use part or all of such payments to pay Service Agents (as defined below) in respect of these services. Dreyfus also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

          As compensation for Dreyfus' services, the Fund has agreed to pay Dreyfus a monthly management fee at the annual rate of 0.75% of the Fund's average daily net assets. For the fiscal years ended October 31, 1998, 1999 and 2000, the management fees paid by the Fund amounted to $4,593,712, $9,477,813 and $12,934,243, respectively.

          Sub-Investment Adviser. Sarofim provides investment advisory assistance and day-to-day management of the Fund's investments pursuant to the Sub-Investment Advisory Agreement (the "Sub-Advisory Agreement") between Sarofim and Dreyfus. The Sub-Advisory Agreement is subject to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Fund's Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or Sarofim, by vote cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement is terminable without penalty (i) by Dreyfus on 60 days' notice, (ii) by the Fund's Board or by vote of the holders of a majority of the Fund's shares on 60 days' notice, or (iii) by Sarofim on not less than 90 days' notice. The Sub-Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement for any reason.

          The following persons are officers and/or directors of Sarofim: Fayez
S. Sarofim, Chairman of the Board and President; Raye G. White, Executive Vice President, Secretary, Treasurer and a director; Russell M. Frankel, William K. McGee, Jr., Charles E. Sheedy and Ralph Thomas, Senior Vice Presidents; Satish Gupta, James A. Reynolds, III, Marshall Roberson, Alice M. Youngblood, Christopher B. Sarofim and Mary Porter, Vice Presidents; and Robert M. Hopson, Vice President and Assistant Secretary.

          Sarofim provides day-to-day management of the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of Dreyfus and the approval of the Fund's Board. Dreyfus and Sarofim provide the Fund with portfolio managers who are authorized by the Fund's Board to execute purchases and sales of securities. The Fund's primary portfolio manager is Fayez Sarofim. Charles Sheedy, Catherine Crain and Christopher B. Sarofim also serve as the Fund's portfolio managers. Dreyfus and Sarofim also maintain research departments with professional staffs of portfolio managers and securities analysts who provide research services for the Fund and other funds advised by Dreyfus and Sarofim.

          Under the Sub-Advisory Agreement, Dreyfus has agreed to pay Sarofim an annual fee, payable monthly, as set forth below:

                                                             Annual Fee as
                                                              a Percentage
                                                               of Fund's
                                                             Average Daily
Total Assets                                                   Net Assets

0 to $25 million...................................            .11 of 1%
$25 million to $75 million.........................            .18 of 1%
$75 million to $200 million........................            .22 of 1%
$200 million to $300 million.......................            .26 of 1%
$300 million or more...............................            .275 of 1%


          For the fiscal years ended October 31, 1998, 1999 and 2000, the sub-investment advisory fees paid by Dreyfus to Sarofim amounted to $1,521,155, $3,302,698 and $4,571,001, respectively.

          All expenses incurred in the operation of the Fund are borne by the Fund except to the extent specifically assumed by Dreyfus and/or Sarofim. The expenses borne by the Fund include: taxes, interest, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of Dreyfus or Sarofim or their affiliates, SEC fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining corporate existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of shareholders' reports and meetings and any extraordinary expenses. In addition, Class B, Class C and Class T shares are subject to an annual distribution fee and Class A, Class B, Class C and Class T shares are subject to an annual service fee. See "Distribution Plan and Shareholder Services Plan."

          Dreyfus has agreed that if in any fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from the payment to be made to Dreyfus under the Management Agreement, or Dreyfus will bear, such excess expense to the extent required by state law. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

          The aggregate of the fees payable to Dreyfus is not subject to reduction as the value of the Fund's net assets increases.

          Distributor. The Distributor, a wholly-owned subsidiary of Dreyfus, located at 200 Park Avenue, New York, New York 10166, serves as the Fund's distributor on a best efforts basis pursuant to an agreement with the Fund which is renewable annually.

          From August 23, 1994 through March 21, 2000, Premier Mutual Fund Services, Inc. ("Premier") acted as the Fund's distributor. Therefore, the disclosure below of amounts retained on the sale of the Fund for the stated periods prior to March 22, 2000 refers to amounts retained by Premier and for the period from March 22, 2000 through October 31, 2000 refers to amounts retained by the Distributor from sales loads with respect to Class A and Class T, and from contingent deferred sales charges ("CDSCs") with respect to Class B and Class C for that period.

          The disclosure below of amounts retained on the sale of the Fund for the fiscal year ended October 31, 2000 refers to the aggregate amount retained by the Distributor and Premier from sales loads with respect to Class A and Class T, and from CDSCs with respect to Class B and Class C for that period.


                                              Period from          Period from
                Fiscal        Fiscal Year     November 1, 1999     March 22, 2000
                Year Ended    Ended           Through              Through               Fiscal Year
                1998          1999            March 21, 2000       October 31, 2000      Ended 2000
                ---------     ---------    --------------         ----------------       ----------

Class A         $390,264       $557,925       $113,001           $  143,124              $  256,135
Class B         $844,267      $1,535,404      $909,007           $2,109,704              $3,018,711
Class C         $36,140         $88,583        $40,984           $   42,429              $   83,413
Class T            -                $0*           $831           $    1,798              $    2,629

* For the period from September 30, 1999 (commencement of offering) through October 31, 1999.

          The Distributor may pay dealers a fee based on the amount invested through such dealers in Fund shares by employees participating in qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs or (ii) such plan's or program's aggregate assets eligible for investment in the Dreyfus Family of Funds or the Dreyfus Premier Family of Funds or certain other products made available by the Distributor to such plans or programs exceeds $1,000,000 ("Eligible Benefit Plans"). Generally, the fee paid to dealers will not exceed 1% of the amount invested through such dealers. The Distributor, however, may pay dealers a higher fee and reserves the right to cease paying these fees at any time. The Distributor will pay such fees from its own funds, other than amounts received from the Fund, including past profits or any other source available to it.

          The Distributor, at its own expense, may provide promotional incentives to dealers that sell shares of funds advised by Dreyfus which are sold with a sales load. In some instances these incentives may be offered only to certain dealers who have sold or may sell significant amounts of shares.

          Transfer and Dividend Disbursing Agent and Custodian. Dreyfus Transfer, Inc. (the "Transfer Agent"), a wholly-owned subsidiary of Dreyfus, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses.

          The Bank of New York (the "Custodian"), 100 Church Street, New York, New York 10286, acts as custodian of the Fund's investments. The Custodian has no part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund. Under a custody agreement with the Fund, the Custodian holds the Fund's securities and keeps all necessary accounts and records. For its custody services, the Custodian receives a monthly fee based on the market value of the Fund's assets held in custody and receives certain securities transactions charges.


                                HOW TO BUY SHARES

          General. Class A shares, Class B shares, Class C and Class T shares may be purchased only by clients of certain financial institutions (which may include banks), securities dealers ("Selected Dealers") and other industry professionals (collectively, "Service Agents"), except that full-time or part-time employees Dreyfus or any of its affiliates or subsidiaries, directors of Dreyfus, Board members of a fund advised by Dreyfus, including members of the Fund's Board, or the spouse or minor child of any of the foregoing may purchase Class A shares directly through the Distributor. Subsequent purchases may be sent directly to the Transfer Agent or your Service Agent.

          Class R shares are offered only to institutional investors acting for themselves or in a fiduciary, advisory, agency, custodial or similar capacity for qualified or non-qualified employee benefit plans, including pension, profit-sharing, IRAs set up under a Simplified Employee Pension Plan ("SEP-IRAs") and other deferred compensation plans, whether established by corporations, partnerships, non-profit entities or state and local governments ("Retirement Plans"). The term "Retirement Plans" does not include IRAs or IRA "Rollover Accounts." Class R shares may be purchased for a Retirement Plan only by a custodian, trustee, investment manager or other entity authorized to act on behalf of such Retirement Plan. Institutions effecting transactions in Class R shares for the accounts of their clients may charge their clients direct fees in connection with such transactions.

          When purchasing Fund shares, you must specify which Class is being purchased. Stock certificates are issued only upon your written request. No certificates are issued for fractional shares. The Fund reserves the right to reject any purchase order.

          Service Agents may receive different levels of compensation for selling different Classes of shares. Management understands that some Service Agents may impose certain conditions on their clients which are different from those described in the Fund's Prospectus and this Statement of Additional Information, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees. You should consult your Service Agent in this regard.

          The minimum initial investment is $1,000. Subsequent investments must be at least $100. However, the minimum initial investment is $750 for Dreyfus-sponsored Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, SEP-IRAs and rollover IRAs) and 403(b)(7) Plans with only one participant and $500 for Dreyfus-sponsored Education IRAs, with no minimum for subsequent purchases. The initial investment must be accompanied by the Account Application. The Fund reserves the right to offer Fund shares without regard to minimum purchase requirements to employees participating in certain qualified or non-qualified employee benefit plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the Fund. The Fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time.

          The Internal Revenue Code of 1986, as amended (the "Code"), imposes various limitations on the amount that may be contributed to certain Retirement Plans. These limitations apply with respect to participants at the plan level and, therefore, do not directly affect the amount that may be invested in the Fund by a Retirement Plan. Participants and plan sponsors should consult their tax advisers for details.

          Fund shares also may be purchased through Dreyfus-Automatic Asset Builder(R) and Dreyfus Government Direct Deposit Privilege described under "Shareholder Services." These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.

          Fund shares are sold on a continuous basis. Net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange ("NYSE") (currently 4:00 p.m., Eastern time), on each day the NYSE is open for business. Net asset value per share of each Class is computed by dividing the value of the Fund's net assets represented by such Class (i.e., the value of its assets less liabilities) by the total number of shares of such Class outstanding. For information regarding the methods employed in valuing the Fund's investments, see "Determination of Net Asset Value."

          If an order is received in proper form by the Transfer Agent or other entity authorized to receive orders on behalf of the Fund by the close of trading on the floor of the NYSE (currently 4:00 p.m., Eastern time) on a business day, Fund shares will be purchased at the public offering price determined as of the close of trading on the floor of the NYSE on that day. Otherwise, Fund shares will be purchased at the public offering price determined as of the close of trading on the floor of the NYSE on the next business day, except where shares are purchased through a dealer as provided below.

          Orders for the purchase of Fund shares received by dealers by the close of trading on the floor of the NYSE on any business day and transmitted to the Distributor or its designee by the close of its business day (normally 5:15 p.m., Eastern time) will be based on the public offering price per share determined as of the close of trading on the floor of the NYSE on that day. Otherwise, the orders will be based on the next determined public offering price. It is the dealer's responsibility to transmit orders so that they will be received by the Distributor or its designee before the close of its business day. For certain institutions that have entered into agreements with the Distributor, payment for the purchase of Fund shares may be transmitted, and must be received by the Transfer Agent, within three business days after the order is placed. If such payment is not received within three business days after the order is placed, the order may be canceled and the institution could be held liable for resulting fees and/or losses.

          Class A Shares. The public offering price for Class A shares is the net asset value per share of that Class plus, except for shareholders beneficially owning Class A shares on November 30, 1996, a sales load as shown below:

                             Total Sales Load - Class A
                            -----------------------------

                            As a % of        As a % of            Dealers'
Amount of Transaction       offering         net asset         Reallowance as
                            price per        value per             a % of
                              share            share           offering price
                            -----------     -------------     -----------------
Less than $50,000..........    5.75             6.10                5.00
$50,000 to less than           4.50             4.70                3.75
$100,000...................
$100,000 to less than          3.50             3.60                2.75
$250,000...................
$250,000 to less than          2.50             2.60                2.25
$500,000...................
$500,000 to less than          2.00             2.00                1.75
$1,000,000.................
$1,000,000 or more.........    -0-              -0-                 -0-

          For shareholders who beneficially owned Class A shares on November 30, 1996, the public offering price for Class A shares is the net asset value per share of that Class plus a sales load as shown below:

                             Total Sales Load - Class A
                            -----------------------------

                            As a % of        As a % of            Dealers'
Amount of Transaction       offering         net asset         Reallowance as
                            price per        value per             a % of
                              share            share           offering price
                            -----------     -------------     -----------------
Less than $50,000..........    4.50             4.70                4.25
$50,000 to less than           4.00             4.20                3.75
$100,000...................
$100,000 to less than          3.00             3.10                2.75
$250,000...................
$250,000 to less than          2.50             2.60                2.25
$500,000...................
$500,000 to less than          2.00             2.00                1.75
$1,000,000.................
$1,000,000 or more.........    -0-              -0-                 -0-


          A CDSC of 1% will be assessed at the time of redemption of Class A shares purchased without an initial sales charge as part of an investment of at least $1,000,000 and redeemed within one year of purchase. The Distributor may pay Service Agents an amount up to 1% of the net asset value of Class A shares purchased by their clients that are subject to a CDSC.

          Full-time employees of NASD member firms and full-time employees of other financial institutions which have entered into an agreement with the Distributor pertaining to the sale of Fund shares (or which otherwise have a brokerage related or clearing arrangement with an NASD member firm or financial institution with respect to the sale of such shares) may purchase Class A shares for themselves directly or pursuant to an employee benefit plan or other program, or for their spouses or minor children, at net asset value, provided they have furnished the Distributor with such information as it may request from time to time in order to verify eligibility for this privilege. This privilege also applies to full-time employees of financial institutions affiliated with NASD member firms whose full-time employees are eligible to purchase Class A shares at net asset value. In addition, Class A shares are offered at net asset value to full-time or part-time employees of Dreyfus or any of its affiliates or subsidiaries, directors of Dreyfus, Board members of a fund advised by Dreyfus, including members of the Fund's Board, or the spouse or minor child of any of the foregoing.

          Class A shares are offered at net asset value without a sales load to employees participating in Eligible Benefit Plans. Class A shares also may be purchased (including by exchange) at net asset value without a sales load for Dreyfus-sponsored IRA "Rollover Accounts" with the distribution proceeds from a qualified retirement plan or a Dreyfus-sponsored 403(b)(7) plan, provided, at the time of such distribution, such qualified retirement plan or Dreyfus-sponsored 403(b)(7) plan (a) met the requirements of an Eligible Benefit Plan and all or a portion of such plan's assets were invested in funds in the Dreyfus Premier Family of Funds or the Dreyfus Family of Funds, or certain funds advised by Founders Asset Management LLC ("Founders"), an affiliate of Dreyfus, or certain other products made available by the Distributor to such plans, or
(b) invested all of its assets in certain funds in the Dreyfus Premier Family of Funds or the Dreyfus Family of Funds, or certain funds advised by Founders, or certain other products made available by the Distributor to such plans.

          Class A shares may be purchased at net asset value through certain broker-dealers and other financial institutions which have entered into an agreement with the Distributor, which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or a similar program under which such clients pay a fee to such broker-dealer or other financial institution.

          Class A shares also may be purchased at net asset value, subject to appropriate documentation, by (i) qualified separate accounts maintained by an insurance company pursuant to the laws of any State or territory of the United States, (ii) a State, county or city or instrumentality thereof, (iii) a charitable organization (as defined in Section 501(c)(3) of the Code) investing $50,000 or more in Fund shares, and (iv) a charitable remainder trust (as defined in Section 501(c)(3) of the Code).

          Class T Shares. The public offering price for Class T shares is the net asset value per share of that Class plus a sales load as shown below:


                             Total Sales Load - Class T
                            -----------------------------

                            As a % of        As a % of            Dealers'
Amount of Transaction       offering         net asset         Reallowance as
                            price per        value per             a % of
                              share            share           offering price
                            -----------     -------------     -----------------
Less than $50,000..........    4.50             4.70                4.00
$50,000 to less than           4.00             4.20                3.50
$100,000...................
$100,000 to less than          3.00             3.10                2.50
$250,000...................
$250,000 to less than          2.00             2.00                1.75
$500,000...................
$500,000 to less than          1.50             1.50                1.25
$1,000,000.................
$1,000,000 or more.........    -0-              -0-                 -0-

          A CDSC of 1% will be assessed at the time of redemption of Class T shares purchased without an initial sales charge as part of an investment of at least $1,000,000 and redeemed within one year of purchase. The Distributor may pay Service Agents an amount up to 1% of the net asset value of Class T shares purchased by their clients that are subject to a CDSC. Because the expenses associated with Class A shares will be lower than those associated with Class T shares, purchasers investing $1,000,000 or more in the Fund generally will find it beneficial to purchase Class A shares rather than Class T shares.

          Class T shares are offered at net asset value without a sales load to employees participating in Eligible Benefit Plans. Class T shares also may be purchased (including by exchange) at net asset value without a sales load for Dreyfus-sponsored IRA "Rollover Accounts" with the distribution proceeds from a qualified retirement plan or a Dreyfus-sponsored 403(b)(7) plan, provided, at the time of such distribution, such qualified retirement plan or Dreyfus-sponsored 403(b)(7) plan (a) met the requirements of an Eligible Benefit Plan and all or a portion of such plan's assets were invested in funds in the Dreyfus Premier Family of Funds, the Dreyfus Family of Funds, certain funds advised by Founders or certain other products made available by the Distributor to such plans, or (b) invested all of its assets in funds in the Dreyfus Premier Family of Funds, certain funds in the Dreyfus Family of Funds, certain funds advised by Founders or certain other products made available by the Distributor to such plans.

          Class T shares also may be purchased at net asset value, subject to appropriate documentation, through a broker-dealer or other financial institution with the proceeds from the redemption of shares of a registered open-end management investment company not managed by Dreyfus or its affiliates. The purchase of Class T shares must be made within 60 days of such redemption and the shares redeemed must have been subject to an initial sales charge or a contingent deferred sales charge.

          Dealer Reallowance - Class A and Class T. The dealer reallowance provided with respect to Class A and Class T shares may be changed from time to time but will remain the same for all dealers. The Distributor, at its own expense, may provide additional promotional incentives to dealers that sell shares of funds advised by Dreyfus which are sold with a sales load, such as Class A and Class T shares. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of such shares.

          Sales Loads - Class A and Class T. The scale of sales loads applies to purchases of Class A and Class T shares made by any "purchaser," which term includes an individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or a trustee or other fiduciary purchasing securities for a single trust estate or a single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code) although more than one beneficiary is involved; or a group of accounts established by or on behalf of the employees of an employer or affiliated employers pursuant to an employee benefit plan or other program (including accounts established pursuant to Sections 403(b), 408(k), and 457 of the Code); or an organized group which has been in existence for more than six months, provided that it is not organized for the purpose of buying redeemable securities of a registered investment company and provided that the purchases are made through a central administration or a single dealer, or by other means which result in economy of sales effort or expense.

          Set forth below is an example of the method of computing the offering price of the Fund's Class A and Class T shares. The example assumes a purchase of Class A or Class T shares aggregating less than $50,000 subject to the schedule of sales charges set forth above at a price based upon the net asset value of the Fund's Class A or Class T shares on October 31, 2000:


                                                 Class A                 Class T
                                                 -------                 -------
Net Asset Value per Share.........               $37.88                   $37.70

Per Class A Share Sales Charge -
5.75%*
  of offering price (6.10% of
  net asset value per share)......               $ 2.31

Per Class T Share Sales Charge - 4.50%
  of offering price (4.70% of net asset
  value per share)...                                                     $ 1.78

Per Share Offering Price to
  the Public......................               $40.19                   $39.48
                                                 ======                   ======
---------------------
* Class A shares purchased by shareholders beneficially owning Class A shares on November 30, 1996 are subject to a different sales load schedule, as described above.


          Right of Accumulation--Class A and Class T Shares. Reduced sales loads apply to any purchase of Class A and T shares, shares of other funds in the Dreyfus Premier Family of Funds which are sold with a sales load, shares of certain other funds advised by Dreyfus or Founders, which are sold with a sales load and shares acquired by a previous exchange of such shares (hereinafter referred to as "Eligible Funds"), by you and any related "purchaser" as defined above, where the aggregate investment, including such purchase, is $50,000 or more. If, for example, you previously purchased and still hold Class A and Class T shares, or shares of any other Eligible Fund or combination thereof, with an aggregate current market value of $40,000 and subsequently purchase Class A shares or Class T shares of an Eligible Fund having a current value of $20,000, the sales load applicable to the subsequent purchase would be reduced to 4.50% of the offering price in the case of Class A shares, or 4.00% of the offering price in the case of Class T shares. All present holdings of Eligible Funds may be combined to determine the current offering price of the aggregate investment in ascertaining the sales load applicable to each subsequent purchase. Class A shares purchased by shareholders beneficially owning Class A shares on November 30, 1996 are subject to a different sales load schedule, as described above under "Class A Shares."

          To qualify for reduced sales loads, at the time of purchase you or your Service Agent must notify the Distributor if orders are made by wire, or the Transfer Agent if orders are made by mail. The reduced sales load is subject to confirmation of your holdings through a check of appropriate records.

          Class B Shares. The public offering price for Class B shares is the net asset value per share of that Class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on certain redemptions of Class B shares as described in the Fund's Prospectus and in this Statement of Additional Information under "How to Redeem Shares--Contingent Deferred Sales Charge--Class B Shares."

          Approximately six years after the date of purchase, Class B shares automatically will convert to Class A shares, based on the relative net asset values for shares of each such Class. Class B shares that have been acquired through the reinvestment of dividends and distributions will be converted on a pro rata basis together with other Class B shares, in the proportion that a shareholder's Class B shares converting to Class A shares bears to the total Class B shares not acquired through the reinvestment of dividends and distributions.

          Class C Shares. The public offering price for Class C shares is the net asset value per share of that Class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on redemptions of Class C shares made within the first year of purchase. See "Class B Shares" above and "How to Redeem Shares."

          Class B and C Shares. The Distributor compensates certain Service Agents for selling Class B and Class C shares at the time of purchase from its own assets. The proceeds of the CDSC and the distribution fee, in part, are used to defray these expenses.

          Class R Shares. The public offering for Class R shares is the net asset value per share of that Class.

          Dreyfus TeleTransfer Privilege. You may purchase shares by telephone if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House ("ACH") member may be so designated.

          Dreyfus TeleTransfer purchase orders may be made at any time. Purchase orders received by 4:00 p.m., Eastern time, on any day that the Transfer Agent and the NYSE are open for business will be credited to the shareholder's Fund account on the next bank business day following such purchase order. Purchase orders made after 4:00 p.m., Eastern time, on any day the Transfer Agent and the NYSE are open for business, or orders made on Saturday, Sunday or any Fund holiday (e.g., when the NYSE is not open for business), will be credited to the shareholder's Fund account on the second bank business day following such purchase order. To qualify to use Dreyfus TeleTransfer Privilege, the initial payment for purchase of shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be wired to an account at any other bank, the request must be in writing and signature-guaranteed. See "How to Redeem Shares--Dreyfus TeleTransfer Privilege."

          Reopening an Account. You may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.


                 DISTRIBUTION PLAN AND SHAREHOLDER SERVICES PLAN

          Class B, Class C and Class T shares are subject to a Distribution Plan and Class A, Class B, Class C and Class T shares are subject to a Shareholder Services Plan.

          Distribution Plan. Rule 12b-1 (the "Rule") adopted by the SEC under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Fund's Board has adopted such a plan (the "Distribution Plan") with respect to the Fund's Class B, Class C and Class T shares pursuant to which the Fund pays the Distributor for distributing each such Class of shares a fee at the annual rate of 0.75% of the value of the average daily net assets of Class B and Class C shares and 0.25% of the value of the average daily net assets of Class T shares. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. The Fund's Board believes that there is a reasonable likelihood that the Distribution Plan will benefit the Fund and holders of its Class B, Class C and Class T shares.

          A quarterly report of the amounts expended under the Distribution Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review. In addition, the Distribution Plan provides that it may not be amended to increase materially the costs which holders of a Fund's Class B, Class C or Class T shares may bear pursuant to the Distribution Plan without the approval of the holders of such shares and that other material amendments of the Distribution Plan must be approved by the Fund's Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements entered into in connection with the Distribution Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Distribution Plan is subject to annual approval by such vote cast in person at a meeting called for the purpose of voting on the Distribution Plan. As to the relevant Class of shares, the Distribution Plan may be terminated at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements entered into in connection with the Distribution Plan or by vote of the holders of a majority of such Class of shares.

          For the period from November 1, 1999 through March 21, 2000, the Fund paid Premier $2,448,084, $518,676 and $105, with respect to Class B, Class C and Class T, respectively, pursuant to the Distribution Plan. For the period from March 22, 2000 through October 31, 2000, the Fund paid the Distributor $5,184,464, $1,113,585 and $1,964, with respect to Class B, Class C and Class T, respectively, pursuant to the Distribution Plan. For the fiscal year ended October 31, 2000, the Fund paid Premier and the Distributor in the aggregate, $7,632,548, $1,632,261 and $2,069, with respect to Class B, Class C and Class T, respectively, pursuant to the Distribution Plan.

          Shareholder Services Plan. The Fund has adopted a Shareholder Services Plan, pursuant to which the Fund pays the Distributor for the provision of certain services to the holders of the Fund's Class A, Class B, Class C and Class T shares a fee at the annual rate of 0.25% of the value of the average daily net assets of each such Class. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of such shareholder accounts. Under the Shareholder Services Plan, the Distributor may make payments to Service Agents in respect of these services.

          A quarterly report of the amounts expended under the Shareholder Services Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review. In addition, the Shareholder Services Plan provides that material amendments must be approved by the Fund's Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Shareholder Services Plan is subject to annual approval by such vote cast in person at a meeting called for the purpose of voting on the Shareholder Services Plan. As to the relevant Class of shares, the Shareholder Services Plan is terminable at any time by vote of a majority of the Board members who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan.

          For the period from November 1, 1999 through March 21, 2000, the Fund paid Premier $380,759, $816,028, $172,892 and $105, with respect to Class A, Class B, Class C and Class T, respectively, pursuant to the Shareholder Services Plan. For the period from March 22, 2000 through October 31, 2000, the Fund paid the Distributor $816,136, $1,728,155, $371,195 and $1,964, with respect to Class A, Class B, Class C and Class T, respectively, pursuant to the Shareholder Services Plan. For the fiscal year ended October 31, 2000, the Fund paid Premier and the Distributor in the aggregate, $1,196,895, $2,544,183, $544,087 and $2,069, with respect to Class A, Class B, Class C and Class T, respectively, pursuant to the Shareholder Services Plan.


                              HOW TO REDEEM SHARES

          General. The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the SEC. However, if you have purchased Fund shares by check, by Dreyfus TeleTransfer Privilege or through Dreyfus-Automatic Asset Builder(R) and subsequently submit a written redemption request to the Transfer Agent, the Fund may delay sending the redemption proceeds for up to eight business days after the purchase of such shares. In addition, the Fund will reject requests to redeem shares by wire or telephone or pursuant to the Dreyfus TeleTransfer Privilege, for a period of up to eight business days after receipt by the Transfer Agent of the purchase check, the Dreyfus TeleTransfer purchase or the Dreyfus-Automatic Asset Builder(R) order against which such redemption is requested. These procedures will not apply if your shares were purchased by wire payment, or if you otherwise have a sufficient collected balance in your account to cover the redemption request. Fund shares may not be redeemed until the Transfer Agent has received your Account Application.

          Contingent Deferred Sales Charge--Class B Shares. A CDSC payable to the Distributor is imposed on any redemption of Class B shares which reduces the current net asset value of your Class B shares to an amount which is lower than the dollar amount of all payments by you for the purchase of Class B shares of the Fund held by you at the time of redemption. No CDSC will be imposed to the extent that the net asset value of the Class B shares redeemed does not exceed
(i) the current net asset value of Class B shares acquired through reinvestment of dividends or capital gain distributions, plus (ii) increases in the net asset value of your Class B shares above the dollar amount of all your payments for the purchase of Class B shares held by you at the time of redemption.

          If the aggregate value of Class B shares redeemed has declined below their original cost as a result of the Fund's performance, a CDSC may be applied to the then-current net asset value rather than the purchase price.

          In circumstances where the CDSC is imposed, the amount of the charge will depend on the number of years for the time you purchased the Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of Class B shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

          The following table sets forth the rates of the CDSC for Class B shares:

      Year Since                           CDSC as a % of
      Purchase Payment                     Amount Invested or
      Was Made                             Redemption Proceeds

      First...............................         4.00
      Second..............................         4.00
      Third...............................         3.00
      Fourth..............................         3.00
      Fifth...............................         2.00
      Sixth...............................         1.00


          In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value of Class B shares above the total amount of payments for the purchase of Class B shares made during the preceding six years; and finally, of amounts representing the cost of shares held for the longest period of time.

          For example, assume an investor purchased 100 shares at $10 per share for a cost of $1,000. Subsequently, the shareholder acquired five additional shares through dividend reinvestment. During the second year after the purchase the investor decided to redeem $500 of the investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

          Contingent Deferred Sales Charge--Class C Shares. A CDSC of 1% payable to the Distributor is imposed on any redemption of Class C shares within one year of the date of purchase. The basis for calculating the payment of any such CDSC will be the method used in calculating the CDSC for Class B shares. See "Contingent Deferred Sales Charge--Class B Shares" above.

          Waiver of CDSC. The CDSC may be waived in connection with (a) redemptions made within one year after the death or disability, as defined in
Section 72(m)(7) of the Code, of the shareholder, (b) redemptions by employees participating in Eligible Benefit Plans, (c) redemptions as a result of a combination of any investment company with the Fund by merger, acquisition of assets or otherwise, (d) a distribution following retirement under a tax-deferred retirement plan or upon attaining age 70 1/2 in the case of an IRA or Keogh plan or custodial account pursuant to Section 403(b) of the Code, and
(e) redemptions pursuant to the Automatic Withdrawal Plan, as described below. If the Company's Board determines to discontinue the waiver of the CDSC, the disclosure herein will be revised appropriately. Any Fund shares subject to a CDSC which were purchased prior to the termination of such waiver will have the CDSC waived as provided in the Fund's Prospectus or this Statement of Additional Information at the time of the purchase of such shares.

          To qualify for a waiver of the CDSC, at the time of redemption you must notify the Transfer Agent or your Service Agent must notify the Distributor. Any such qualification is subject to confirmation of your entitlement.

          Redemption Through a Selected Dealer. If you are a customer of a Selected Dealer, you may make redemption requests to your Selected Dealer. If the Selected Dealer transmits the redemption request so that it is received by the Transfer Agent prior to the close of trading on the floor of the NYSE (currently 4:00 p.m., Eastern time), the redemption request will be effective on that day. If a redemption request is received by the Transfer Agent after the close of trading on the floor of the NYSE, the redemption request will be effective on the next business day. It is the responsibility of the Selected Dealer to transmit a request so that it is received in a timely manner. The proceeds of the redemption are credited to your account with the Selected Dealer. See "How to Buy Shares" for a discussion of additional conditions or fees that may be imposed upon redemption.

          In addition, the Distributor or its designee will accept orders from Selected Dealers with which the Distributor has sales agreements for the repurchase of shares held by shareholders. Repurchase orders received by dealers by the close of trading on the floor of the NYSE on any business day and transmitted to the Distributor or its designee prior to the close of its business day (normally 5:15 p.m., Eastern time) are effected at the price determined as of the close of trading on the floor of the NYSE on that day. Otherwise, the shares will be redeemed at the next determined net asset value. It is the responsibility of the Selected Dealer to transmit orders on a timely basis. The Selected Dealer may charge the shareholder a fee for executing the order. This repurchase arrangement is discretionary and may be withdrawn at any time.

          Reinvestment Privilege. Upon written request, you may reinvest up to the number of Class A, Class B or Class T shares you have redeemed, within 45 days of redemption, at the then-prevailing net asset value without a sales load, or reinstate your account for the purpose of exercising Fund Exchanges. Upon reinstatement, with respect to Class B shares, or Class A or Class T shares if such shares were subject to a CDSC, your account will be credited with an amount equal to the CDSC previously paid upon redemption of the Class A or Class B shares reinvested. The Reinvestment Privilege may be exercised only once.

          Dreyfus TeleTransfer Privilege. You may request by telephone that redemption proceeds be transferred between your Fund account and your bank account. Only a bank account maintained in a domestic financial institution which is an ACH member may be designated. Holders of jointly registered Fund or bank accounts may redeem through the Dreyfus TeleTransfer Privilege for transfer to their bank account not more than $500,000 within any 30-day period. Redemption proceeds will be on deposit in the your account at an ACH member bank ordinarily two business days after receipt of the redemption request. You should be aware that if you have selected the Dreyfus TeleTransfer Privilege, any request for a wire redemption will be effected as a Dreyfus TeleTransfer transaction through the ACH system unless more prompt transmittal specifically is requested. See "How to Buy Shares--Dreyfus TeleTransfer Privilege."

          Stock Certificates; Signatures. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies, and savings associations, as well as from participants in the NYSE Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification.

          Redemption Commitment. The Fund has committed itself to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption in excess of such amount, the Board reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Fund's securities are valued. If the recipient sells such securities, brokerage charges would be incurred.

          Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the NYSE is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the SEC by order may permit to protect the Fund's shareholders.


                              SHAREHOLDER SERVICES

          Fund Exchanges. You may purchase, in exchange for shares of the Fund, shares of the same Class of another fund in the Dreyfus Premier Family of Funds, shares of the same Class of certain funds advised by Founders, or shares of certain other funds in the Dreyfus Family of Funds, and, with respect to Class T shares of the Fund, Class A shares of certain Dreyfus Premier fixed-income funds, to the extent such shares are offered for sale in your state of residence. Shares of the same Class of such funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

     A. Exchanges for shares of funds offered without a sales load will be made without a sales load.

     B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

     C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

     D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference will be deducted.

     E. Shares of funds subject to a CDSC exchanged for shares of another fund will be subject to the higher applicable CDSC of the two funds, and for purposes of calculating CDSC rates and conversion periods, if any, will be deemed to have been held since the date the shares being exchanged were initially purchased.

          To accomplish an exchange under item D above, your Service Agent acting on your behalf must notify the Transfer Agent of your prior ownership of Fund shares and your account number.

          You also may exchange your Fund shares that are subject to a CDSC for shares of Dreyfus Worldwide Dollar Money Market Fund, Inc. The shares so purchased will be held in a special account created solely for this purpose ("Exchange Account"). Exchanges of shares from an Exchange Account only can be made into certain other funds managed or administered by the Manager. No CDSC is charged when an investor exchanges into an Exchange Account; however, the applicable CDSC will be imposed when shares are redeemed from an Exchange Account or other applicable Fund account. Upon redemption, the applicable CDSC will be calculated without regard to the time such shares were held in an Exchange Account. See "How to Redeem Shares." Redemption proceeds for Exchange Account shares are paid by Federal wire or check only. Exchange Account shares also are eligible for the Auto-Exchange Privilege, Dividend Sweep and the Automatic Withdrawal Plan.

          To request an exchange, your Service Agent acting on your behalf must give exchange instructions to the Transfer Agent in writing or by telephone. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless you check the applicable "No" box on the Account Application, indicating that you specifically refuse this Privilege. By using the Telephone Exchange Privilege, you authorize the Transfer Agent to act on telephonic instructions (including over The Dreyfus Touch(R) automated telephone system) from any person representing himself or herself to be you, or a representative of your Service Agent, and reasonably believed by the Transfer Agent to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or the number of telephone exchanges permitted. Shares issued in certificate form are not eligible for telephone exchange. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the SEC.

          To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made.

          Exchanges of Class R shares held by a Retirement Plan may be made only between the investor's Retirement Plan account in one fund and such investor's Retirement Plan account in another fund.

          Dreyfus Auto-Exchange Privilege. Dreyfus Auto-Exchange Privilege permits you to purchase (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of the Fund, shares of the same Class of another fund in the Dreyfus Premier Family of Funds, shares of the same Class of certain funds advised by Founders, or shares of certain other funds in the Dreyfus Family of Funds, and, with respect to Class T shares of the Fund, Class A shares of certain Dreyfus Premier fixed-income funds, of which you are a shareholder. This Privilege is available only for existing accounts. With respect to Class R shares held by a Retirement Plan, exchanges may be made only between the investor's Retirement Plan account in one fund and such investor's Retirement Plan account in another fund. Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by the investor. You will be notified if your account falls below the amount designated to be exchanged under this Privilege. In this case, your account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares held under IRA and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.

          Fund Exchanges and Dreyfus Auto-Exchange Privilege are available to shareholders resident in any state in which shares of the fund being acquired may legally be sold. Shares may be exchanged only between accounts having identical names and other identifying designations.

          Prospectuses of the other funds may be obtained by calling 1-800-554-4611. The Fund reserves the right to reject any exchange request in whole or in part. The Fund Exchanges service or Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

          Dreyfus-Automatic Asset Builder(R). Dreyfus-Automatic Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.

          Dreyfus Government Direct Deposit Privilege. Dreyfus Government Direct Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the U.S. Government automatically deposited into your fund account. You may deposit as much of such payments as you elect.

          Dreyfus Dividend Options. Dreyfus Dividend Sweep allows you to invest automatically your dividends or dividends and capital gain distributions, if any, from the Fund in shares of the same Class of another fund in the Dreyfus Premier Family of Funds, shares of the same Class of certain funds advised by Founders, or shares of certain other funds in the Dreyfus Family of Funds, and, with respect to Class T shares of the Fund, in Class A shares of certain Dreyfus Premier fixed-income funds, of which you are a shareholder. Shares of the same Class of other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:

            (a) Dividends and distributions paid by a fund may be invested without imposition of a sales load in shares of other funds offered without a sales load.

            (b) Dividends and distributions paid by a fund which does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

            (c) Dividends and distributions paid by a fund which charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept (without giving effect to any reduced loads), the difference will be deducted.

            (d) Dividends and distributions paid by a fund may be invested in shares of other funds that impose a CDSC and the applicable CDSC, if any, will be imposed upon redemption of such shares.

          Dreyfus Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from the Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. Banks may charge a fee for this service.

          Automatic Withdrawal Plan. The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, your shares will be reduced and eventually may be depleted. Automatic Withdrawal may be terminated at any time by you, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

          No CDSC with respect to Class B shares will be imposed on withdrawals made under the Automatic Withdrawal Plan, provided that any amount withdrawn under the plan does not exceed on an annual basis 12% of the greater of (1) the account value at the time of the first withdrawal under the Automatic Withdrawal Plan, or (2) the account value at the time of the subsequent withdrawal. Withdrawals with respect to Class B shares under the Automatic Withdrawal Plan that exceed such amounts will be subject to a CDSC. Withdrawals of Class A and Class T shares subject to a CDSC and Class C shares under the Automatic Withdrawal Plan will be subject to any applicable CDSC. Purchases of additional Class A and Class T shares where the sales load is imposed concurrently with withdrawals of Class A and Class T shares generally are undesirable.

          Certain Retirement Plans, including Dreyfus-sponsored retirement plans, may permit certain participants to establish an automatic withdrawal plan from such Retirement Plans. Participants should consult their Retirement Plan sponsor and tax adviser for details. Such a withdrawal plan is different than the Automatic Withdrawal Plan.

          Letter of Intent--Class A and Class T Shares. By signing a Letter of Intent form, which can be obtained by calling 1-800-554-4611, you become eligible for the reduced sales load applicable to the total number of Eligible Fund shares purchased in a 13-month period pursuant to the terms and conditions set forth in the Letter of Intent. A minimum initial purchase of $5,000 is required. To compute the applicable sales load, the offering price of shares you hold (on the date of submission of the Letter of Intent) in any Eligible Fund that may be used toward "Right of Accumulation" benefits described above may be used as a credit toward completion of the Letter of Intent. However, the reduced sales load will be applied only to new purchases.

          The Transfer Agent will hold in escrow 5% of the amount indicated in the Letter of Intent for payment of a higher sales load if you do not purchase the full amount indicated in the Letter of Intent. The escrow will be released when you fulfill the terms of the Letter of Intent by purchasing the specified amount. If your purchases qualify for a further sales load reduction, the sales load will be adjusted to reflect your total purchase at the end of 13 months. If total purchases are less than the amount specified, you will be requested to remit an amount equal to the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made. If such remittance is not received within 20 days, the Transfer Agent, as attorney-in-fact pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Class A or Class T shares of the Fund held in escrow to realize the difference. Signing a Letter of Intent does not bind you to purchase, or the Fund to sell, the full amount indicated at the sales load in effect at the time of signing, but you must complete the intended purchase to obtain the reduced sales load. At the time you purchase Class A or Class T shares, you must indicate your intention to do so under a Letter of Intent. Purchases pursuant to a Letter of Intent will be made at the then-current net asset value plus the applicable sales load in effect at the time such Letter of Intent was executed.

          Corporate Pension/Profit-Sharing and Personal Retirement Plans. The Fund makes available to corporations a variety of prototype pension and profit-sharing plans, including a 401(k) Salary Reduction Plan. In addition, the Fund makes available Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, SEP-IRAs, Rollover IRAs and Education IRAs) and 403(b)(7) Plans. Plan support services also are available.

          If you wish to purchase Fund shares in conjunction with a Keogh Plan, a 403(b)(7) Plan or an IRA, including a SEP-IRA, you may request from the Distributor forms for adoption of such plans.

          The entity acting as custodian for Keogh Plans, 403(b)(7) Plans or IRAs may charge a fee, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form.

          Shares may be purchased in connection with these plans only by direct remittance to the entity acting as custodian. Purchases for these plans may not be made in advance of receipt of funds.

          You should read the prototype retirement plan and the appropriate form of custodial agreement for further details on eligibility, service fees and tax implications, and you should consult a tax adviser.


                        DETERMINATION OF NET ASSET VALUE

          Valuation of Portfolio Securities. Portfolio securities are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices, except in the case of open short positions where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Any assets or liabilities initially expressed in terms of foreign currency will be translated into U.S. dollars at the midpoint of the New York interbank market spot exchange rate as quoted on the day of such translation by the Federal Reserve Bank of New York or, if no such rate is quoted on such date, at the exchange rate previously quoted by the Federal Reserve Bank of New York, or at such other quoted market exchange rate as may be determined to be appropriate by the Advisers. Forward currency contracts will be valued at the current cost of offsetting the contract. If the Fund has to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place contemporaneously with the determination of prices of certain of the Fund's securities. Short-term investments are carried at amortized cost, which approximates value. Expenses and fees, including the management fee and fees pursuant to the Distribution Plan and Shareholder Services Plan, are accrued daily and taken into account for the purpose of determining the net asset value of the Fund's shares. Because of the difference in operating expenses incurred by each Class, the per share asset value of each Class will differ.

          Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, or are not valued by a pricing service approved by the Board, are valued at fair value as determined in good faith by the Board. The Board will review the method of valuation on a current basis. In making their good faith valuation of restricted securities, the Board members generally will take the following factors into consideration: restricted securities which are, or are convertible into, securities of the same class of securities for which a public market exists usually will be valued at market value less the same percentage discount at which purchased. This discount will be revised periodically by the Board if the Board members believe that it no longer reflects the value of the restricted securities. Restricted securities not of the same class as securities for which a public market exists usually will be valued initially at cost. Any subsequent adjustment from cost will be based upon considerations deemed relevant by the Board.

          NYSE Closings. The holidays (as observed) on which the NYSE is closed currently are: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

          Management believes that the Fund has qualified as a "regulated investment company" under the Code for the fiscal year ended October 31, 2000. The Fund intends to continue to so qualify if such qualification is in the best interests of its shareholders. As a regulated investment company, the Fund will pay no Federal income tax on net investment income and net realized securities gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code. To qualify as a regulated investment company, the Fund must distribute at least 90% of its net income (consisting of net investment income and net short-term capital gain) to its shareholders and meet certain asset diversification and other requirements. If the Fund did not qualify as a regulated investment company, it would be treated for tax purposes as an ordinary corporation subject to Federal income tax. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.

          If you elect to receive dividends and distributions in cash, and your dividend or distribution check is returned to the Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest such dividends or distributions and all future dividends and distributions payable to you in additional Fund shares at net asset value. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

          Any dividend or distribution paid shortly after an investor's purchase may have the effect of reducing the aggregate net asset value of the shares below the cost of the investment. Such a dividend or distribution would be a return of investment in an economic sense, although taxable as stated in the Fund's Prospectus. In addition, the Code provides that if a shareholder holds shares of the Fund for six months or less and has received a capital gain distribution with respect to such shares, any loss incurred on the sale of such shares will be treated as long-term capital loss to the extent of the capital gain distribution received.

          In general, dividends (other than capital gain dividends) paid by the Fund to U.S. corporate shareholders may be eligible for the dividends received deduction to the extent that the Fund's income consists of dividends paid by U.S. corporations on shares that have been held by the Fund for at least 46 days during the 90-day period commencing 45 days before the shares become ex-dividend. In order to claim the dividends received deduction, the investor in the Fund must have held its shares in the Fund for at least 46 days during the 90-day period commencing 45 days before the Fund shares become ex-dividend. Additional restrictions on an investor's ability to claim the dividends received deduction may apply.

          The Fund may qualify for and may make an election permitted under
Section 853 of the Code so that shareholders may be eligible to claim a credit or deduction on their Federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid or incurred by the Fund to foreign countries. The Fund may make an election provided that more than 50% of the value of the Fund's total assets at the close of the taxable year consists of securities in foreign corporations, and the Fund satisfies certain distribution requirements. The foreign tax credit available to shareholders is subject to certain limitations.

          Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gains and losses. However, a portion of the gain or loss realized from the disposition of foreign currencies and non-U.S. dollar denominated securities (including debt instruments and certain forward contracts and options) may be treated as ordinary income or loss. In addition, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income. Finally, all or a portion of the gain realized from engaging in "conversion transactions" (generally including certain transactions designed to convert ordinary income into capital gain) may be treated as ordinary income.

          Gain or loss, if any, realized by the Fund from certain forward contracts and options transactions ("Section 1256 contracts") will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon the exercise or lapse of Section 1256 contracts and options as well as from closing transactions. In addition, any Section 1256 contract remaining unexercised at the end of the Fund's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Fund characterized in the manner described above.

          Offsetting positions held by the Fund involving certain futures or forward contracts or options transactions with respect to actively traded personal property may be considered, for tax purposes, to constitute "straddles." To the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in the offsetting position. In addition, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gains on straddle positions may be treated as short-term capital gains or ordinary income. Certain of the straddle positions held by the Fund may constitute "mixed straddles." The Fund may make one or more elections with respect to the treatment of "mixed straddles," resulting in different tax consequences. In certain circumstances, the provisions governing the tax treatment of straddles override or modify certain of the provisions discussed above.

          If the Fund either (1) holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests ("appreciated financial position") and then enters into a short sale, futures or forward contract, or offsetting notional principal contract (collectively, a "Contract") with respect to the same or substantially identical property or (2) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property, the Fund generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Fund enters into the financial position or acquires the property, respectively.

          If the Fund invests in an entity that is classified as a "passive foreign investment company" ("PFIC") for Federal income tax purposes, the operation of certain provisions of the Code applying to PFICs could result in the imposition of certain Federal income taxes on the Fund. In addition, gain realized from the sale or other disposition of PFIC securities may be treated as ordinary income.

          Investment by the Fund in securities issued at a discount or providing for deferred interest or for payment of interest in the form of additional obligations could under special tax rules affect the amount, timing and character of distributions to shareholders by causing the Fund to recognize income prior to the receipt of cash payments. For example, the Fund could be required to accrue as income each year a portion of the discount (or deemed discount) at which such securities were issued and to distribute such income. In such case, the Fund may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.


                             PORTFOLIO TRANSACTIONS

          General. Dreyfus assumes general supervision over the placement of securities buy and sell orders on behalf of the funds it manages. In choosing brokers, Dreyfus evaluates the ability of the broker to execute the particular transaction (taking into account the market for the stock and the size of the order) at the best combination of price and quality of execution. In selecting brokers no factor is necessarily determinative, and seeking to obtain best execution for all trades takes precedence over all other considerations. Brokers are selected after a review of all relevant criteria, including: the actual price to be paid for the shares; the broker's knowledge of the market for the particular stock; the broker's reliability; the broker's integrity or ability to maintain confidentiality; the broker's research capability; commission rates; the broker's ability to ensure that the shares will be delivered on settlement date; the broker's ability to handle specific orders of various size and complexity; the broker's financial condition; the broker's willingness to commit capital; and the sale by the broker of funds managed by Dreyfus and Sarofim. At various times and for various reasons, certain factors will be more important than others in determining which broker to use.

          Dreyfus has adopted written trade allocation procedures for its equity trading desks. Under the procedures, portfolio managers and the trading desks ordinarily will seek to aggregate (or "bunch") orders that are placed or received concurrently for more than one account. In some cases, this policy may adversely affect the price paid or received by an account, or the size of the position obtained or liquidated. Generally, bunched trades will be allocated among the participating accounts based on the number of shares designated for each account on the trade order. If securities available are insufficient to satisfy the requirements of the participating accounts, available securities generally are allocated among accounts pro rata, based on order sizes. In the case of debt securities, the pro rata allocation is based on the accounts' asset sizes. In allocating trades made on a combined basis, the trading desks seeks to achieve the same net unit price of the securities for each participating account. Because a pro rata allocation may not always adequately accommodate all facts and circumstances, the trade allocation procedures allow the allocation of securities on a basis other than pro rata. For example, adjustments may be made to eliminate de minimis positions, to give priority to accounts with specialized investment policies and objectives or to consider the unique characteristics of certain accounts (e.g., available cash, industry or issuer concentration, duration, credit exposure).

          Dreyfus or Sarofim may deem it appropriate for one of their accounts to sell a security while another of their accounts is purchasing the same security. Under such circumstances, they may arrange to have the purchase and sale transaction effected directly between their accounts ("cross transactions"). Although Sarofim currently has a policy of not engaging directly in cross transactions, the Fund does have the ability to effect such transactions. Cross transactions will be effected pursuant to procedures adopted under Rule 17a-7 under the 1940 Act.

          For the fiscal years ended October 31, 1998, 1999 and 2000, the Fund paid brokerage commissions of $415,740, $682,903 and $215,758, respectively, none of which was paid to the Distributor. For the fiscal years ended October 31, 1998, 1999 and 2000, the Fund paid $0, $0 and $28,698, respectively, in gross spreads or concessions on principal transactions.

          The Fund contemplates that, consistent with the policy of obtaining the most favorable net price, brokerage transactions may be conducted through Dreyfus or its affiliates, including Dreyfus Brokerage Services, Inc. ("DBS"). The Fund's Board has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to Dreyfus or its affiliates are reasonable and fair. During the fiscal year ended October 31, 2000, the Fund paid brokerage commissions of $11,070 to DBS. This amount represented approximately 5% of the aggregate brokerage commissions paid by the Fund for transactions involving approximately 9% of the aggregate dollar value of transactions for which the Fund paid brokerage commissions.

          IPO Allocations. Under Dreyfus' initial public offering (IPO) allocation procedures, all portfolio managers, including the Fund's portfolio managers whom are employed by Sarofim, seeking to participate in an IPO indicate their interest in the IPO, in writing, to the Trading Room at least 24 hours prior to the pricing of a deal.

          Portfolio managers may specify by account the minimum number of shares deemed to be an adequate allocation. Portfolio managers may not decline any allocation in excess of the minimum number of shares specified on the ground that too few shares are available, and will not receive an allocation of fewer than the minimum number of shares specified. De minimis adjustments may result in larger accounts participating in IPOs to a lesser extent than smaller accounts.

          Based on the indications of interest received by the portfolio managers, the Trading Room prepares an IPO Allocation Worksheet indicating an appropriate order size for each account, taking into consideration (i) the number of shares requested for each account; (ii) the relative size of each account; (iii) each account's investment objectives, style and portfolio composition, and (iv) any other factors that may lawfully be considered in allocating IPO shares among accounts.

          If there are insufficient securities to satisfy all orders as reflected on the IPO Allocation Worksheet, Dreyfus' allocation generally will be distributed among participating accounts pro rata on the basis of each account's order size. Allocations may deviate from a strict pro rata allocation if the Trading Room determines that it is fair and equitable to allocate on other than a pro rata basis. Any deviation from pro rata will be explained in writing on the IPO Allocation Worksheet and approved by the manager of equity trading.

          Soft Dollars. Subject to the policy of seeking the best combination of price and execution, the Fund may execute transactions with brokerage firms that provide, along with brokerage services, research services as defined in Section 28(e) of the Securities Exchange Act of 1934. Section 28(e) provides a "safe harbor" to investment managers who use commission dollars of their advised accounts to obtain investment research and brokerage services and products. These arrangements are often called soft dollar arrangements. Research and brokerage services and products that provide lawful and appropriate assistance to the manager in performing investment decision-making responsibilities fall within the safe harbor.

          The services and products provided under these arrangements permit Dreyfus to supplement their own research and analysis activities, and provide them with information from individuals and research staffs of many securities firms.

          Some of the research products or services received by Dreyfus may have both a research function and a non-research administrative function (a "mixed use"). If Dreyfus determines that any research product or service has a mixed use, Dreyfus will allocate in good faith the cost of such service or product accordingly. The portion of the product or service that is determined to assist in the investment decision-making process may be paid for in soft dollars. The non-research portion is paid for by Dreyfus in hard dollars. Any such allocation may create a conflict of interest for Dreyfus.

          Dreyfus generally considers the amount and nature of research, execution and other services provided by brokerage firms, as well as the extent to which such services are relied on, and each attempts to allocate a portion of the brokerage business of its clients on the basis of that consideration. Neither the research services nor the amount of brokerage given to a particular brokerage firm are made pursuant to any agreement or commitment with any of the selected firms that would bind Dreyfus to compensate the selected brokerage firm for research provided. Dreyfus endeavor to direct sufficient commissions to broker/dealers that have provided them with research to ensure continued receipt of research they believe is useful. Actual brokerage commissions received by a broker/dealer may be more or less than the suggested allocations.

          Dreyfus may receive a benefit from the research services and products that are not passed on to the Fund in the form of a direct monetary benefit. Further, research services and products may be useful to Dreyfus in providing investment advice to any of the funds or clients it advises. Likewise, information made available to Dreyfus from brokerage firms effecting securities transactions for the Fund may be utilized on behalf of another fund or client. Thus, there may be no correlation between the amount of brokerage commissions generated by the Fund and the indirect benefits received by the Fund.

          The aggregate amount of transactions during the last fiscal year in securities effected on an agency basis through a broker in consideration of, among other things, research services provided was $31,189,690 and the commissions and concessions related to such transactions were $27,777.

          Portfolio turnover may vary from year to year as well as within a year. In periods in which extraordinary market conditions prevail, the Advisers will not be deterred from changing the Fund's investment strategy as rapidly as needed, in which case higher turnover rates can be anticipated which would result in greater brokerage expenses. The overall reasonableness of brokerage commissions paid is evaluated by Dreyfus based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.


                             PERFORMANCE INFORMATION

          The average annual total return for the 1, 5 and 7.30 year periods ended October 31, 2000 for Class A was 1.41%, 17.54% and 16.19%, respectively. The average annual total return for Class B for such periods was 2.76%, 17.84% and 16.41%, respectively. The average annual total return for the 1, 5 and 5.37 year periods ended October 31, 2000 for Class C was 5.79%, 18.03% and 17.69%, respectively. The average annual total return for the 1 and 4.67 year periods ended October 31, 2000 for Class R was 7.94% and 17.93%, respectively. The average annual total return for the 1 and 1.09 year periods ended October 31, 2000 for Class T shares was 2.44% and 7.16%, respectively. Average annual total return is calculated by determining the ending redeemable value of an investment purchased at net asset value (maximum offering price in the case of Class A and Class T) per share with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result. A Class's average annual total return figures calculated in accordance with such formula assume that in the case of Class A or Class T the maximum sales load has been deducted from the hypothetical initial investment at the time of purchase or in the case of Class B or Class C the maximum applicable CDSC has been paid upon redemption at the end of the period.

          Total return is calculated by subtracting the amount of the Fund's net asset value (maximum offering price in the case of Class A or Class T) per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period and any applicable CDSC), and dividing the result by the net asset value (maximum offering price in the case of Class A or Class T) per share at the beginning of the period. Total return also may be calculated based on the net asset value per share at the beginning of the period instead of the maximum offering price per share at the beginning of the period for Class A or Class T shares or without giving effect to any applicable CDSC at the end of the period for Class B or Class C shares. In such cases, the calculation would not reflect the deduction of the sales load with respect to Class A or Class T shares or any applicable CDSC with respect to Class B or Class C shares, which, if reflected would reduce the performance quoted. The total return for the Fund's Class A and Class B shares for the period July 15, 1993 (commencement of operations) through October 31, 2000 was 199.08% and 203.12%, respectively. Based on net asset value per share, the total return for this period for the Fund's Class A shares was 217.26%. The total return for the Fund's Class C shares for the period June 21, 1995 (commencement of initial offering) through October 31, 2000 was 139.86%. The total return for Class B shares takes into consideration a conversion to Class A shares after six years. Since the periods covered for Class B and Class C are beyond the period for which a CDSC would be applied, no CDSC is factored into the aggregate total return for Class B and Class C. The total return for the Fund's Class R shares for the period March 4, 1996 (commencement of initial offering) through October 31, 2000 was 115.62%. The total return for the Fund's Class T shares for the period September 30, 1999 (commencement of initial offering) through October 31, 2000 was 7.83%. Based on net asset value per share, the total return for the Fund's Class T shares for this period was 12.92%.

          From time to time, advertising materials for the Fund may refer to the fact that the Fund currently looks for successful companies with established brands that are expanding into the world marketplace and may refer to current global revenues of the portfolio companies. Advertising materials for the Fund may also refer to the clients of Sarofim, such as large corporations, states, universities and other institutions and organizations. From time to time, advertisements may include statistical data or general discussions about the growth and development of Dreyfus Retirement Services (in terms of new customers, assets under management, market share, etc.) and its presence in the defined contribution plan market.

          Comparative performance information may be used from time to time in advertising or marketing the Fund's shares, including data from Lipper Analytical Services, Inc., Morgan Stanley Capital International World Index, Standard & Poor's 500 Composite Stock Price Index, Standard & Poor's MidCap 400 Index, the Dow Jones Industrial Average, Morningstar, Inc. and other industry publications. From time to time, advertising materials for the Fund may refer to Morningstar ratings and related analyses supporting the rating.


                           INFORMATION ABOUT THE FUND

          Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Fund shares have no preemptive or subscription rights and are freely transferable.

          Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, shareholders may not consider each year the election of Board members or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Board member from office. Shareholders may remove a Board member by the affirmative vote of a majority of the Fund's outstanding voting shares. In addition, the Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.

          The Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements. A pattern of frequent purchases and exchanges can be disruptive to efficient portfolio management and, consequently, can be detrimental to the Fund's performance and its shareholders. Accordingly, if the Fund's management determines that an investor is following a market-timing strategy or is otherwise engaging in excessive trading, the Fund, with or without prior notice, may temporarily or permanently terminate the availability of Fund Exchanges, or reject in whole or part any purchase or exchange request, with respect to such investor's account. Such investors also may be barred from purchasing other funds in the Dreyfus Family of Funds. Generally, an investor who makes more than four exchanges out of a Fund during any calendar year or who makes exchanges that appear to coincide with a market-timing strategy may be deemed to be engaged in excessive trading. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. In addition, the Fund may refuse or restrict purchase or exchange requests for Fund shares by any person or group if, in the judgment of the Fund's management, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected or if the Fund receives or anticipates receiving simultaneous orders that may significantly affect the Fund (e.g., amounts equal to 1% or more of the Fund's total assets). If an exchange request is refused, the Fund will take no other action with respect to the Fund shares until it receives further instructions from the investor. The Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund. The Fund's policy on excessive trading applies to investors who invest in the Fund directly or through financial intermediaries, but does not apply to the Auto-Exchange Privilege, to any automatic investment or withdrawal privilege described herein, or to participants in employer-sponsored retirement plans.

          During times of drastic economic or market conditions, the Fund may suspend Fund Exchanges temporarily without notice and treat exchange requests based on their separate components -- redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the Fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.

          To offset the relatively higher costs of servicing smaller accounts, the Fund will charge regular accounts with balances below $2,000 an annual fee of $12. The valuation of accounts and the deductions are expected to take place during the last four months of each year. The fee will be waived for any investor whose aggregate Dreyfus mutual fund investments total at least $24,000, and will not apply to IRA accounts or to accounts participating in automatic investment programs or opened through a securities dealer, bank or other financial institution, or to other fiduciary accounts.

          The Fund will send annual and semi-annual financial statements to all its shareholders.


                        COUNSEL AND INDEPENDENT AUDITORS

          Stroock & Stroock & Lavan, LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for the Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the Fund's Prospectus.

          Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, independent auditors, have been selected as independent auditors of the Fund.


                                    APPENDIX

                                Rating Categories

          Description of certain ratings assigned by Standard & Poor's Ratings Services ("S&P"), Moody's Investors Service ("Moody's"), and Fitch IBCA, Duff & Phelps ("Fitch"):

S&P

Long-term

AAA
An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C
Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

Note: The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign designation to show relative standing within the major rating categories.

Short-term

SP-1
Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus sign (+) designation.

SP-2
Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3
Speculative capacity to pay principal and interest.

Commercial paper

A-1
This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

MOODY'S

Long-term

AAA
Bonds rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA
Bonds rated 'Aa' are judged to be of high quality by all standards. Together with the 'Aaa' group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in 'Aaa' securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the 'Aaa' securities.

A
Bonds rated 'A' possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

BAA
Bonds rated 'Baa' are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA
Bonds rated 'Ba' are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B
Bonds rated 'B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA
Bonds rated 'Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from 'Aa' through 'Caa'. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Prime rating system (short-term)

Issuers rated PRIME-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

      Leading market positions in well-established industries.

      High rates of return on funds employed.

      Conservative capitalization structure with moderate reliance on debt and ample asset protection.

      Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

      Well-established access to a range of financial markets and assured sources of alternate liquidity.

FITCH

Long-term investment grade

AAA
HIGHEST CREDIT QUALITY. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
VERY HIGH CREDIT QUALITY. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
HIGH CREDIT QUALITY. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
GOOD CREDIT QUALITY. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Long-term speculative grade

BB
SPECULATIVE. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B
HIGHLY SPECULATIVE. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC
HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.

Short-term

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1
HIGHEST CREDIT QUALITY. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2
GOOD CREDIT QUALITY. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

Notes to long-term and short-term ratings: A plus (+) or minus (-) sign designation may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' long-term rating category, to categories below 'CCC', or to short-term ratings other than 'F1.'

Dreyfus Premier

Worldwide Growth

Fund, Inc.

ANNUAL REPORT October 31, 2000

(reg.tm)



The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            17   Financial Highlights

                            22   Notes to Financial Statements

                            28   Report of Independent Auditors

                            29   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                    Dreyfus Premier Worldwide Growth Fund, Inc.

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier Worldwide Growth Fund, Inc., covering the 12-month period from November 1, 1999 through October 31, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Fayez Sarofim, of Fayez Sarofim & Co., the fund' s sub-investment adviser.

An investment environment marked by dramatic price fluctuations in many equity markets characterized the 12-month reporting period. International stocks were adversely influenced by slowing economic growth in the U.S. and Europe. Additionally, the moderating effects of the Federal Reserve Board' s interest-rate hikes during 2000 to prevent domestic inflationary pressures from reemerging also affected global economies along with higher energy prices and a weak euro.

Since some global equities in general provided returns well above their historical averages during the second half of the 1990s, some investors may have developed unrealistic expectations in equities. Recent volatility has reminded investors of both the risks of investing and the importance of fundamental research and investment selection.

For more information about the economy and financial markets, including international markets, we encourage you to visit the Market Commentary section of our website at www.dreyfus.com. Or, to speak with a customer service representative, call us at 1-800-782-6620.

Thank you for investing in Dreyfus Premier Worldwide Growth Fund, Inc.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

November 15, 2000




DISCUSSION OF FUND PERFORMANCE

Fayez Sarofim, Portfolio Manager Fayez Sarofim & Co., Sub-Investment Adviser

How did Dreyfus Premier Worldwide Growth Fund, Inc. perform relative to its benchmark?

For the 12-month period ended October 31, 2000, the fund produced total returns of 7.58% for Class A shares; 6.76% for Class B shares; 6.79% for Class C shares; 7.94% for Class R shares; and 7.26% for Class T shares.(1) During the same period, the total return of the Morgan Stanley Capital International (MSCI) World Index, the fund's benchmark, was 1.09%.(2)

We attribute the fund's performance to a generally favorable environment for our disciplined, long-term investment approach. During the first half of the period, strong corporate earnings in Europe, Asia and the United States drove up share prices of many of the equities in which the fund invests. During the second half of the period, when richly valued technology stocks suffered sharp declines, the fund succeeded in maintaining its first-half gains much better than the MSCI World Index because we held fewer technology stocks than the Index.

What is the fund's investment approach?

The fund invests primarily in large, well-established, multinational growth companies that we believe are well positioned to weather difficult economic climates and thrive during favorable times. We focus on purchasing growth stocks at a price we consider to be justified by a company's fundamentals. The result is a portfolio of stocks in prominent companies selected for their sustained patterns of profitability, strong balance sheets, expanding global presence and above-average growth potential.

The fund also maintains a "buy-and-hold" investment strategy, which is based on remaining fully invested and on targeting long-term growth rather than short-term profit. In following this strategy we The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

typically buy and sell relatively few stocks during the course of the year, which helps to minimize investors' tax liabilities and reduce the fund's trading costs. During the 12-month reporting period, the fund's portfolio turnover rate was 7.10%, well within our goal of an annual portfolio turnover rate below 15% during normal market conditions.

What other factors influenced the fund's performance?

During the first half of the period, most of the MSCI World Index's rise was driven by the performance of technology-related companies. Our focus on large, U.S.-based technology companies with well-established business models, such as Intel and Cisco Systems, positioned the fund to participate in this sector's rise while avoiding some of the volatility that affected technology later in the reporting period.

In March and April 2000, many investors began to perceive technology stocks as overvalued. As a result, technology stock values declined abruptly, and market strength shifted to other sectors, such as financial services and pharmaceuticals. Our financial services stock selections performed better than average because we concentrated on fee-based brokerage and merchant banking firms, such as Deutsche Bank and Citigroup, that are relatively insulated from the impact of rising interest rates by their business models. Our pharmaceutical holdings also performed well, aided by the consistency of their earnings and the high quality of their product pipelines.

Weakness in some global currencies and in emerging market consumer spending limited the performance of our investments in multinational consumer products companies. Nevertheless, these investments generally contributed to the fund's positive performance, with some holdings, such as Philip Morris and PepsiCo, rising sharply during the period.

What is the fund's current strategy?

Much of the fund' s performance results from our sector selection process, an analysis designed to identify industries likely to enjoy long-term growth. This process has currently led us to maintain the fund's emphasis on the health care, consumer staple and financial services industries, and to de-emphasize commodities and basic industries. Our investment discipline has continued to lead us away from technology companies with stock prices higher than we judge to be warranted by their financial strength and growth rates.

As of October 31, 2000, the long-term economic trends that have led us to emphasize health care, financial services and consumer staples appear to remain in place. Encouraged by the U.S. economy's lasting strength, we continue to favor U.S.-based stocks, with approximately 59% of the fund' s portfolio allocated domestically. Most of our remaining holdings are concentrated in Europe, where we see indications of accelerating growth. Generally, we have seen little reason to alter our asset allocation model, nor have we observed changes in company fundamentals that might lead us to make significant changes among our individual holdings.

November 15, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF NET DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL INTERNATIONAL
(MSCI) WORLD INDEX IS AN UNMANAGED INDEX OF GLOBAL STOCK MARKET PERFORMANCE, INCLUDING THE UNITED STATES, CANADA, EUROPE, AUSTRALIA, NEW ZEALAND AND THE FAR EAST.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Worldwide Growth Fund, Inc. Class A shares and Class B shares and the Morgan Stanley Capital International World Index

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A SHARES AND CLASS B SHARES OF DREYFUS PREMIER WORLDWIDE GROWTH FUND, INC. ON 7/15/93 (INCEPTION
DATE) TO A $10,000 INVESTMENT MADE ON THAT DATE IN THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 6/30/93 IS USED AS THE BEGINNING VALUE ON 7/15/93. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS C, CLASS R AND CLASS T SHARES WILL VARY FROM THE PERFORMANCE OF BOTH CLASS A AND CLASS B SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES AND THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE ON CLASS B SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES. THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX IS AN UNMANAGED INDEX OF GLOBAL STOCK MARKET PERFORMANCE, INCLUDING THE UNITED STATES, CANADA, AUSTRALIA, NEW ZEALAND AND THE FAR EAST. THE INDEX IS THE PROPERTY OF MORGAN STANLEY & CO. INCORPORATED AND INCLUDES NET DIVIDENDS REINVESTED.

THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

Average Annual Total Returns AS OF 10/31/00

                                                                             Inception                                     From
                                                                               Date          1 Year          5 Years     Inception
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES

WITH SALES CHARGE (5.75%)                                                     7/15/93         1.41%          17.54%       16.19%
WITHOUT SALES CHARGE                                                          7/15/93         7.58%          18.93%       17.14%

CLASS B SHARES
WITH REDEMPTION((+))                                                          7/15/93         2.76%          17.84%       16.41%
WITHOUT REDEMPTION                                                            7/15/93         6.76%          18.05%       16.41%

CLASS C SHARES
WITH REDEMPTION((+)(+))                                                       6/21/95         5.79%          18.03%       17.69%
WITHOUT REDEMPTION                                                            6/21/95         6.79%          18.03%       17.69%

CLASS R SHARES                                                                 3/4/96         7.94%            --         17.93%

CLASS T SHARES
WITH SALES CHARGE (4.5%)                                                      9/30/99         2.44%            --          7.16%
WITHOUT SALES CHARGE                                                          9/30/99         7.26%            --         11.80%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

((+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4% AND
IS REDUCED TO 0% AFTER SIX YEARS, AT WHICH TIME CLASS B SHARES CONVERT TO CLASS
A SHARES.

((+)(+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1%
FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                             The Fund


STATEMENT OF INVESTMENTS

October 31, 2000

STATEMENT OF INVESTMENTS
COMMON STOCKS--95.3%                                                                             Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------
AUTOMOTIVE--.8%
Ford Motor                                                                                      500,000               13,062,500

BANKING--4.2%
Bank of America                                                                                 168,424                8,094,879
Chase Manhattan                                                                                 315,000               14,332,500
Deutsche Bank, ADR                                                                              250,000               20,500,000
Union Bank of Switzerland                                                                       220,020               30,476,736

                                                                                                                      73,404,115
BASIC MATERIALS--1.1%
Air Liquide, ADR                                                                                825,000               19,387,500

BUILDING & CONSTRUCTION--1.6%
Sony, ADR                                                                                       344,000               28,552,000

CAPITAL GOODS--4.8%
Emerson Electric                                                                                175,000               12,851,563
General Electric                                                                                780,000               42,753,750
Honeywell International                                                                         300,000               16,143,750
Norsk Hydro, ADR                                                                                150,000                5,915,625
Philips Electronics, ADR                                                                        178,480                7,128,045

                                                                                                                      84,792,733

COMMUNICATIONS--5.6%
BellSouth                                                                                       500,000               24,156,250
Brasil Telecom Participacoes, ADR                                                                 6,000                  325,125
Embratel Participacoes, ADR                                                                      30,000                  485,625
SBC Communications                                                                              500,000               28,843,750
Tele Celular Sul Participacoes, ADR                                                               3,000                   75,562
Tele Centro Oeste Celular Participacoes, ADR                                                     10,000                  101,250
Tele Leste Celular Participacoes, ADR                                                               600                   23,137
Tele Nordeste Celular Participacoes, ADR                                                          1,500                   61,875
Tele Norte Celular Participacoes, ADR                                                               600                   20,775
Tele Norte Leste Participacoes, ADR                                                              42,293                  935,733
Telecom Italia, ADR                                                                             200,000               23,500,000
Telecomunicacoes Brasileiras, ADR                                                                75,000                5,493,750
Telefonica de Espana, ADS                                                                        60,677                3,515,474
Telemig Celular Participacoes, ADR                                                                1,500                   78,750
Telesp Celular Participacoes, ADR                                                                12,000                  379,500
Verizon Communications                                                                          170,000                9,828,125

                                                                                                                      97,824,681


COMMON STOCKS (CONTINUED)                                                                        Shares               Value ($)
------------------------------------------------------------------------------------------------------------------------------------
COMPUTERS--10.4%
Cisco Systems                                                                                 1,080,000  (a)          58,185,000

EMC                                                                                             300,000  (a)          26,718,750
Hewlett-Packard                                                                                 620,000               28,791,250
International Business Machines                                                                 310,000               30,535,000
Microsoft                                                                                       550,000  (a)          37,881,250
                                                                                                                     182,111,250

ELECTRONICS--5.8%
Agilent Technologies                                                                            118,234  (a)           5,475,712
Intel                                                                                         2,150,000               96,750,000
                                                                                                                     102,225,712

ENERGY--7.6%
BP Amoco, ADS                                                                                   700,000               35,656,250
Chevron                                                                                         125,000               10,265,625
Exxon Mobil                                                                                     309,604               27,612,807
Royal Dutch Petroleum, ADR                                                                      525,000               31,171,875
Total, Cl. B, ADS                                                                               402,258               28,811,729

                                                                                                                     133,518,286

FINANCE--5.3%
American Express                                                                                450,000               27,000,000
Citigroup                                                                                       633,333               33,329,149
Merrill Lynch                                                                                   200,000               14,000,000
Societe Eurafrance                                                                               31,726               19,085,960

                                                                                                                      93,415,109

FOOD & DRUGS--1.7%
Walgreen                                                                                        670,000               30,568,750

FOOD, BEVERAGE & TOBACCO--9.4%
Coca-Cola                                                                                       475,000               28,678,125
Diageo, ADR                                                                                     825,000               31,040,625
Groupe Danone, ADR                                                                              700,000               19,740,000
LVHM Moet Hennessy Louis, ADS                                                                 1,375,275               20,801,034
Nestle, ADR                                                                                     240,000               24,877,500
PepsiCo                                                                                         250,000               12,109,375
Philip Morris                                                                                   725,000               26,553,125

                                                                                                                     163,799,784

HEALTH CARE--12.0%
Abbott Laboratories                                                                             325,000               17,164,063

                                                             The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares               Value ($)
------------------------------------------------------------------------------------------------------------------------------------
HEALTH CARE (CONTINUED)

Bristol-Myers Squibb                                                                            375,000               22,851,562
Johnson & Johnson                                                                               325,000               29,940,625
Merck                                                                                           475,000               42,720,313
Pfizer                                                                                        1,425,000               61,542,188
Roche Holdings, ADR                                                                             400,000               36,512,500

                                                                                                                     210,731,251

HOUSEHOLD PRODUCTS-MISC.--3.9%
Estee Lauder, Cl.A                                                                               80,000                3,715,000
Gillette                                                                                        300,000               10,462,500
L'Oreal, ADR                                                                                  2,500,000               38,125,000
Procter & Gamble                                                                                210,000               15,001,875

                                                                                                                      67,304,375

INSURANCE--6.9%
Assicurazioni Generali                                                                          750,000               24,676,969
Axa                                                                                             275,361               36,474,208
Berkshire Hathaway, Cl. A                                                                           325  (a)          20,702,500
Berkshire Hathaway, Cl. B                                                                            28  (a)              58,884
Marsh & McLennan                                                                                220,000               28,765,000
Zurich Financial Service                                                                         20,000                9,679,572

                                                                                                                     120,357,133

MEDIA/ENTERTAINMENT--4.0%
McDonald's                                                                                      360,000               11,160,000
Seagram                                                                                         480,000               27,420,000
Time Warner                                                                                     200,000               15,182,000
Viacom, Cl. B                                                                                   300,000  (a)          17,062,500

                                                                                                                      70,824,500

PUBLISHING--3.7%
McGraw-Hill Cos.                                                                                300,000               19,256,250
News Corp, ADR                                                                                   12,000                  516,000
Pearson                                                                                       1,665,400               44,613,255

                                                                                                                      64,385,505

RETAIL--.9%
Wal-Mart Stores                                                                                 325,000               14,746,875

TELECOMMUNICATIONS--1.0%
Vodafone Group                                                                                4,317,972               17,938,730


COMMON STOCKS (CONTINUED)                                                                        Shares               Value ($)
------------------------------------------------------------------------------------------------------------------------------------
TEXTILES-APPAREL--2.3%
Christian Dior                                                                                  800,000               40,688,872

TRANSPORTATION--.5%
United Parcel Service, Cl. B                                                                    131,400                7,982,550

UTILITIES--1.8%
E.On                                                                                            200,000               10,172,218
Vivendi                                                                                         301,875               21,710,479

                                                                                                                      31,882,697

TOTAL COMMON STOCKS
   (cost $1,240,775,867)                                                                                           1,669,504,908
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS-1.5%                                                                            Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PUBLISHING;
News Corp, ADR

   (cost $16,614,114)                                                                           750,000               27,140,625
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Principal
CORPORATE BONDS-.0%                                                                          Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------
Zurich International,
2%, 3/1/2001
   (cost $4,923)                                                                                  5,000                    2,766
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS-3.1%
------------------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY BILLS:
   6.03%, 11/2/2000                                                                              48,000                   47,992
   6%, 11/24/2000                                                                               166,000                  165,368
   6.06%, 11/30/2000                                                                            376,000                  374,210
   6.28%, 12/21/2000                                                                          7,387,000                7,321,921
   6.04%, 12/28/2000                                                                          8,692,000                8,606,905
   6.07%, 1/11/2001                                                                           3,744,000                3,698,735
   6.14%, 1/18/2001                                                                          33,875,000               33,423,446

TOTAL SHORT-TERM INVESTMENTS
   (cost $53,642,262)                                                                                                 53,638,577
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (cost $1,311,037,166)                                                           99.9%            1,750,286,876
CASH AND RECEIVABLES (NET)                                                                          .1%                2,137,537

NET ASSETS                                                                                       100.0%            1,752,424,413

(A) NON-INCOME PRODUCING.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2000

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                        1,311,037,166  1,750,286,876

Cash                                                                    698,064

Dividends and interest receivable                                     2,862,027

Receivable for shares of Common Stock subscribed                      2,823,482

Prepaid expenses                                                         54,537

                                                                  1,756,724,986
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                         2,350,172

Payable for shares of Common Stock redeemed                           1,453,149

Accrued expenses                                                        497,252

                                                                      4,300,573
--------------------------------------------------------------------------------

NET ASSETS ($)                                                     1,752,424,413
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                   1,316,362,663

Accumulated net realized gain (loss) on investments and
  foreign currency transactions                                     (3,055,092)

Accumulated net unrealized appreciation (depreciation)
  on investments and foreign currency transactions                  439,116,842
--------------------------------------------------------------------------------

NET ASSETS ($)                                                     1,752,424,413


NET ASSET VALUE PER SHARE

                                      Class A                Class B              Class C              Class R              Class T
------------------------------------------------------------------------------------------------------------------------------------
Net Assets ($)                    496,781,263           1,020,578,480          223,670,542            8,844,414            2,549,714

Shares Outstanding                 13,113,078              27,958,907            6,179,825              233,936               67,630
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                        37.88                  36.50                36.19                37.81                37.70

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
Year Ended October 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME ($):
INCOME:

Cash dividends (net of $1,998,025 foreign taxes withheld at source) 22,825,584

Interest                                                             1,455,940

TOTAL INCOME                                                        24,281,524

EXPENSES:
Investment advisory fee-Note 3(a)                                   12,934,243
Distribution fees-Note 3(b)                                          9,266,878
Shareholder servicing costs-Note 3(c)                                6,401,437
Custodian fees                                                         276,698
Prospectus and shareholders' reports                                   173,181
Registration fees                                                      124,767
Professional fees                                                       47,218
Directors' fees and expenses-Note 3(d)                                  36,134
Loan commitment fees-Note 2                                             20,716
Miscellaneous                                                           25,506

TOTAL EXPENSES                                                      29,306,778

INVESTMENT (LOSS)                                                  (5,025,254)
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency
transactions                                                       (3,192,426)

Net unrealized appreciation (depreciation) on investments
  and foreign currency transactions                                118,256,519

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             115,064,093

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               110,038,839

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended October 31,
                                            ------------------------------------

                                                     2000              1999(a)
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)--net                        (5,025,254)          (3,423,786)

Net realized gain (loss) on investments       (3,192,426)            5,049,950

Net unrealized appreciation (depreciation)
   on investments                            118,256,519           174,229,391

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                 110,038,839           175,855,555
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                       --              (683,131)

Class C shares                                       --               (19,085)

Class R shares                                       --                (7,604)

Net realized gain on investments:

Class A shares                                (1,347,831)            (709,920)
Class B shares                                (3,044,170)          (2,081,046)
Class C shares                                  (649,869)            (337,167)
Class R shares                                   (28,032)              (5,069)
Class T shares                                      (21)                   --

TOTAL DIVIDENDS                               (5,069,923)          (3,843,022)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:
Class A shares                              1,365,768,682         694,002,621
Class B shares                                184,793,114         377,208,515
Class C shares                                 66,130,507         124,098,920
Class R shares                                  3,665,437           9,058,035
Class T shares                                  2,662,844               1,000


                                                     Year Ended October 31,
                                            ------------------------------------
                                                     2000             1999(a)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS (CONTINUED) ($):

Dividends reinvested:

Class A shares                                  1,150,945           1,193,132
Class B shares                                  2,285,354           1,556,997
Class C shares                                    358,895             191,269
Class R shares                                     28,032              12,664
Class T shares                                         21                  --
Cost of shares redeemed:

Class A shares                            (1,342,036,088)        (488,435,413)
Class B shares                              (163,934,955)         (93,862,744)
Class C shares                               (52,344,371)         (26,901,140)
Class R shares                                (4,507,272)          (1,917,567)
Class T shares                                   (54,533)                   --

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                 63,966,612          596,206,289

TOTAL INCREASE (DECREASE) IN NET ASSETS      168,935,528          768,218,822
--------------------------------------------------------------------------------

NET ASSETS ($)
Beginning of Period                         1,583,488,885          815,270,063

END OF PERIOD                               1,752,424,413        1,583,488,885

(A) FROM SEPTEMBER 30, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1999 FOR CLASS T SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                     Year Ended October 31,
                                            ------------------------------------

                                                     2000              1999(a)
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A (B)
Shares sold                                    35,739,577          20,389,735
Shares issued for dividends reinvested             32,384              37,543
Shares redeemed                              (35,130,491)         (14,325,635)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     641,470            6,101,643
--------------------------------------------------------------------------------
CLASS B( B)

Shares sold                                     5,043,911           11,528,347
Shares issued for dividends reinvested             66,282               50,129
Shares redeemed                                (4,481,454)          (2,846,158)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     628,739            8,732,318
--------------------------------------------------------------------------------

CLASS C

Shares sold                                     1,817,576            3,834,873
Shares issued for dividends reinvested             10,500                6,214
Shares redeemed                                (1,438,482)            (819,871)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     389,594            3,021,216
--------------------------------------------------------------------------------

CLASS R

Shares sold                                        96,507             271,115
Shares issued for dividends reinvested                793                 402
Shares redeemed                                 (117,994)             (57,925)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (20,694)              213,592
--------------------------------------------------------------------------------

CLASS T

Shares sold                                        69,039                  30
Shares issued for dividends reinvested                  1                   --
Shares redeemed                                   (1,440)                   --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      67,600                   30

(A) FROM SEPTEMBER 30, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1999 FOR CLASS T SHARES.

(B) DURING THE PERIOD ENDED OCTOBER 31, 2000, 522,982 CLASS B SHARES REPRESENTING $19,244,676 WERE AUTOMATICALLY CONVERTED TO 505,715 CLASS A SHARES AND DURING THE PERIOD ENDED OCTOBER 31, 1999, 374,532 CLASS B SHARES REPRESENTING $12,438,263 WERE AUTOMATICALLY CONVERTED TO 374,726 CLASS A SHARES

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                             Year Ended October 31,
                                                                 -------------------------------------------------------------------
CLASS A SHARES                                                   2000           1999          1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                            35.32          29.95          24.46          19.89         16.41

Investment Operations:
Investment income--net                                         .10(a)         .09(a)            .09            .11           .13
Net realized and unrealized gain (loss)
   on investments                                                2.57         5.49             5.43           4.69          3.50
Total from Investment Operations                                 2.67         5.58             5.52           4.80          3.63

Distributions:
Dividends from investment income-net                               --        (.10)            (.02)          (.15)          (.14)
Dividends from net realized gain
   on investments                                               (.11)        (.11)            (.01)          (.08)          (.01)
Total Distributions                                             (.11)        (.21)            (.03)          (.23)          (.15)

Net asset value, end of period                                  37.88        35.32            29.95          24.46         19.89
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (B)                                             7.58        18.70            22.56          24.39         22.24
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.16         1.18             1.20           1.19          1.25
Ratio of net investment income
   to average net assets                                          .25          .27              .51            .66           .98
Decrease reflected in above expense ratios
   due to undertakings by
   The Dreyfus Corporation                                         --           --               --            .03           .12

Portfolio Turnover Rate                                          7.10         2.42             5.33           1.20          1.24
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, end of period ($ x 1,000)                         496,781      440,513          190,800        108,188        42,098

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                             Year Ended October 31,
                                                                 -------------------------------------------------------------------
CLASS B SHARES                                                   2000           1999           1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):
Net asset value, beginning of period                            34.29          29.20          24.01          19.58         16.22
Investment Operations:
Investment income (loss)--net                                (.19)(a)       (.15)(a)          (.04)      (.04)(a)            .04
Net realized and unrealized gain (loss)
   on investments                                                2.51           5.35           5.24          4.60           3.42
Total from Investment Operations                                 2.32           5.20           5.20          4.56           3.46

Distributions:
Dividends from investment income-net                               --             --             --          (.05)          (.09)
Dividends from net realized gain
   on investments                                               (.11)          (.11)          (.01)         (.08)          (.01)
Total Distributions                                             (.11)          (.11)          (.01)         (.13)          (.10)

Net asset value, end of period                                  36.50         34.29          29.20         24.01          19.58
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (B)                                             6.76         17.87          21.66         23.47          21.29
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.92          1.92           1.95         2.00           2.00
Ratio of net investment income (loss)
   to average net assets                                        (.51)         (.46)           (.24)        (.17)           .24
Decrease reflected in above expense ratios
   due to undertakings by
   The Dreyfus Corporation                                         --           --              --          .03            .12
Portfolio Turnover Rate                                          7.10         2.42            5.33         1.20           1.24
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, end of period ($ x 1,000)                       1,020,578      937,195         543,079      264,375         74,833

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                            Year Ended October 31,
                                                                 -------------------------------------------------------------------
CLASS C SHARES                                                   2000           1999           1998          1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):
Net asset value, beginning of period                            33.99          28.95          23.80          19.51         16.22
Investment Operations:
Investment income (loss)--net                                (.18)(a)       (.14)(a)          (.01)      (.06)(a)            .14
Net realized and unrealized gain (loss)
   on investments                                                2.49           5.30          5.17           4.57           3.29
Total from Investment Operations                                 2.31           5.16          5.16           4.51           3.43

Distributions:
Dividends from investment income-net                                -          (.01)            --           (.14)          (.13)
Dividends from net realized gain
   on investments                                               (.11)          (.11)          (.01)         (.08)          (.01)
Total Distributions                                             (.11)          (.12)          (.01)         (.22)          (.14)

Net asset value, end of period                                  36.19         33.99          28.95         23.80          19.51
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (B)                                             6.79         17.87          21.69         23.36          21.23
------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.90          1.90           1.91          1.99          2.04
Ratio of net investment income (loss)
   to average net assets                                        (.49)          (.44)          (.21)         (.24)          .19
Decrease reflected in above expense ratios
   due to undertakings by
   The Dreyfus Corporation                                         --            --            --            .03           .11
Portfolio Turnover Rate                                          7.10          2.42           5.33          1.20          1.24
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, end of period ($ x 1,000)                         223,671       196,832         80,169        29,845         1,086

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                         Year Ended October 31,
                                                                 -------------------------------------------------------------------

CLASS R SHARES                                                   2000           1999          1998           1997       1996(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):
Net asset value, beginning of period                            35.14          29.77         24.30          19.74         18.03
Investment Operations:
Investment income--net                                            .21(b)         .12(b)        .20            .22           .03
Net realized and unrealized gain (loss)
   on investments                                                2.57           5.52          5.35           4.60          1.69
Total from Investment Operations                                 2.78           5.64          5.55           4.82          1.72

Distributions:
Dividends from investment income-net                               --           (.16)         (.07)          (.18)            --
Dividends from net realized gain
   on investments                                                (.11)          (.11)         (.01)          (.08)         (.01)
Total Distributions                                              (.11)          (.27)         (.08)          (.26)         (.01)
Net asset value, end of period                                  37.81          35.14         29.77          24.30         19.74
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)                                                 7.94          19.03         22.89          24.71          9.51(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .86            .93           .93            .95           .75(c)
Ratio of net investment income
   to average net assets                                          .55            .35           .78            .87           .48(c)
Decrease reflected in above expense ratios
   due to undertakings by
   The Dreyfus Corporation                                         --            --             --            .04           .07(c)
Portfolio Turnover Rate                                          7.10           2.42          5.33           1.20          1.24
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, end of period ($ x 1,000)                            8,844          8,948         1,222           732           155

(A) FROM MARCH 4, 1996 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1996.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.


SEE NOTES TO FINANCIAL STATEMENTS.


                                                          Year Ended October 31,
                                                           ---------------------

CLASS T SHARES                                               2000       1999(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                        35.30        33.49
Investment Operations:
Investment (loss)--net                                   (.07)(b)      (.02)(b)
Net realized and unrealized gain (loss) on investments       2.58         1.83
Total from Investment Operations                             2.51         1.81
Distributions:
Dividends from net realized gain on investments             (.11)        --
Net asset value, end of period                              37.70        35.30
--------------------------------------------------------------------------------
TOTAL RETURN (%)(C)                                          7.26       5.29(d)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                      1.52       .13(d)
Ratio of net investment (loss) to average net assets        (.20)     (.06)(d)
Portfolio Turnover Rate                                      7.10        2.42
--------------------------------------------------------------------------------
Net Assets, end of period ($ x 1,000)                       2,550           1

(A) FROM SEPTEMBER 30, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1999.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Worldwide Growth Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide investors with long-term capital growth consistent with the preservation of capital. The Dreyfus Corporation ("Dreyfus") serves as the fund's investment adviser. Fayez Sarofim & Co. ("Sarofim") serves as the fund's sub-investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A, which is a wholly-owned subsidiary of Mellon Financial Corporation.

Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C, Class R and Class T. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge (" CDSC" ) imposed on Class B share redemptions made within six years of purchase (Class B shares automatically convert to Class A shares after six years), Class C shares are subject to a CDSC on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $3,055,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2000. If not applied, the carryover expires in fiscal 2008.

During the period ended October 31, 2000, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income net by $9,363,893, accumulated net realized gain (loss) on investments by $181,191 and decreased paid-in capital by $9,545,084. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 2000, the fund did not borrow under the Facility.


NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Sarofim, Dreyfus has agreed to pay Sarofim a monthly sub-investment advisory fee, computed at the following annual rates:

                                             Annual Fee as a Percentage of

Total Net Assets                               Average Daily Net Assets

0 to $25 million. . . . . . . . . . . .                .11 of 1%

$25 million up to $75 million . . . . .                .18 of 1%

$75 million up to $200 million. . . . .                .22 of 1%

$200 million up to $300 million . . . .                .26 of 1%

In excess of $300 million . . . . . . .               .275 of 1%

DSC retained $16,798 during the period ended October 31, 2000 from commissions earned on sales of the fund's shares.

(b) Under a Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended October 31, 2000, Class B, Class C and Class T shares were charged $7,632,548, $1,632,261 and $2,069, respectively, pursuant to the Plan, of which $5,184,464, $1,113,585 and $1,964, for Class B, Class C and Class T shares, respectively, were paid to DSC.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the distributor, at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2000, Class A, Class B, Class C and Class T shares were charged $1,196,895, $2,544,183, $544,087 and $2,069, respectively, pursuant to the Shareholder Services Plan, of which $816,136, $1,728,155, $371,195, and $1,964 for Class A, Class B, Class C and Class T shares, respectively, were paid to DSC.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2000, the fund was charged $1,099,184 pursuant to the transfer agency agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective April 13, 2000, each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $50,000 and an attendance fee of $6,500 for each meeting attended and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to April 13, 2000, each Board member who was not an " affiliated person" as defined in the Act received from the fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board received an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(e) During the period ended October 31, 2000, the fund incurred total brokerage commissions of $215,758 of which $11,070 was paid to Dreyfus Brokerage Services, a wholly-owned subsidiary of Mellon Financial Corporation.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2000, amounted to $143,884,448 and $120,180,520, respectively.

At October 31, 2000, accumulated net unrealized appreciation on investments was $439,249,710, consisting of $471,447,172 gross unrealized appreciation and $32,197,462 gross unrealized depreciation.

At October 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus Premier Worldwide Growth Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Premier Worldwide Growth Fund, Inc., including the statement of investments, as of October 31, 2000 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Worldwide Growth Fund, Inc. at October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

December 6, 2000



IMPORTANT TAX INFORMATION (Unaudited)

For Federal tax purposes, the fund hereby designates $.1110 per share as long-term capital gain distribution paid on November 30, 1999.

                                                             The Fund

For More Information

                   Dreyfus Premier Worldwide Growth Fund, Inc.
                          200 Park Avenue
                          New York, NY 10166
                         Investment Adviser

                      The Dreyfus Corporation
                          200 Park Avenue
                          New York, NY 10166

                        Sub-Investment Adviser
                         Fayez Sarofim & Co.
                          Two Houston Center,
                            Suite 2907
                          Houston, TX 77010

              Custodian

                        The Bank of New York
                          100 Church Street
                          New York, NY 10286

              Transfer Agent & Dividend Disbursing Agent

                         Dreyfus Transfer, Inc.
                          P.O. Box 9671
                         Providence, RI 02940

              Distributor

                    Dreyfus Service Corporation
                          200 Park Avenue
                          New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL Write to: The Dreyfus Premier Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

(c) 2000 Dreyfus Service Corporation                                  070AR0010


Comparison of change in value of $10,000 investment in Dreyfus Premier Worldwide Growth Fund, Inc.
Class A Shares and Class B Shares
and the Morgan Stanley Capital International World  Index


EXHIBIT A:

               DREYFUS         DREYFUS
               PREMIER         PREMIER          MORGAN
              WORLDWIDE       WORLDWIDE        STANLEY
                GROWTH          GROWTH         CAPITAL
                 FUND            FUND        INTERNATIONAL
  PERIOD      (CLASS A         (CLASS B         WORLD
               SHARES)         SHARES)          INDEX *

  7/15/93       9,427          10,000           10,000
 10/31/93       9,962          10,536           10,755
 10/31/94      10,581          11,112           11,578
 10/31/95      12,567          13,099           17,055
 10/31/96      15,362          15,888           14,741
 10/31/97      19,108          19,616           17,214
 10/31/98      23,420          23,866           19,840
 10/31/99      27,800          28,175           24,784
 10/31/00      29,908          30,312           25,055

* Source: Lipper Inc.

Dreyfus Global Growth Fund

ANNUAL REPORT
December 31, 2000

(reg.tm)



The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

* Not FDIC-Insured
* Not Bank-Guaranteed
* May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            15   Financial Highlights

                            16   Notes to Financial Statements

                            20   Report of Independent Auditors

                            21   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover


                                                                       The Fund
                                                                 Dreyfus Global
                                                                    Growth Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We present this annual report for Dreyfus Global Growth Fund, covering the 12-month period from January 1, 2000 through December 31, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Douglas A. Loeffler, CFA.

The international stock markets, as measured by the MSCI EAFE Index, declined more than 14% in 2000. Most other major domestic and international stock market indices declined as well. The reasons for the disappointing year varied, including disappointing economic growth and the adverse effects of the value of the U.S. dollar on currency exchange rates for U.S. investors.

While the start of a new year is almost always a good time to review your investment strategies, recent market events may have altered the way your assets are apportioned among various asset classes, market-capitalization ranges and investment styles. You may wish to consider rebalancing your portfolio to help achieve your long-term financial goals.

We encourage you to contact your financial advisor for more information about ways to refine your investment strategies for the coming year. To speak with a Dreyfus customer service representative call 1-800-782-6620, or visit our website at www.dreyfus.com.

Thank you for your confidence and support in 2000, and we look forward to working with you in 2001.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation

January 16, 2001


DISCUSSION OF FUND PERFORMANCE

Douglas A. Loeffler, CFA, Portfolio Manager

How did Dreyfus Global Growth Fund perform relative to its benchmark?

For the 12-month period ended December 31, 2000, the fund produced a total return of -25.56%.(1) This compares with a -13.18% total return produced by the fund' s benchmark, the Morgan Stanley Capital International (MSCI) World Index, for the same period.(2)

We attribute the fund's performance to a difficult global stock market environment during much of the period, particularly for growth-oriented stocks in which the fund invests.

What is the fund's investment approach?

The fund focuses on individual stock selection. We choose investments on a company-by-company basis, searching to find well-managed, well-positioned companies, wherever they may be. We do not attempt to predict interest rates or market movements. The U.S. exposure of the fund will typically remain within a 25% -75% range, while the weighting of any other country generally will not exceed 25% of the fund's assets.

Our goal is to identify companies that we believe have the characteristics necessary to achieve and sustain growth. Such characteristics include an established track record, strong market share, strong barriers to entry or untapped market opportunities. Since many markets overseas are often not as developed as those in the U.S., a greater emphasis is placed offshore on companies based in emerging market countries. In both the U.S. and overseas, we seek stocks with attractive valuations when compared to their historical share price, local market benchmarks or earnings growth rate.

The fund currently holds 100-150 stocks, broadly invested across countries and industries, representing what we believe tobe the best The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

growth ideas in the world. We generally sell a stock when it reaches its target price or when we determine that circumstances have changed and it will most likely not reach its target sales price.

What other factors influenced the fund's performance?

When the reporting period began, the fund benefited from a strong global demand for growth stocks. However, beginning with the mid-March meltdown of the Nasdaq and continuing through year-end, the fund was negatively affected by a retreat from those same types of stocks. At the same time, U.S. investors grew increasingly concerned about the effect that an economic slowdown coupled with higher interest rates might have on stock prices.

Global stock markets also declined, with weakness particularly evident in the technology and telecommunications sectors in which the fund had a significant global commitment. In Japan, a continuing recession and an oversupply of stocks forced equity prices down. European markets were weak as well, despite relatively strong underlying economic activity. From summer on, higher energy prices dampened consumer confidence and business spending plans, further weakening the performance of growth stocks globally.

In addition, the value of offshore investments was negatively affected by the strength of the U.S. dollar. That's because a strong dollar erodes the value of international investments for U.S. residents. For example, if a stock were to rise 10% in euro terms, but the euro were to fall by 20% against the dollar, the investor would actually face a potential loss in dollar terms. That is precisely the scenario that took place over much of the reporting period.

What is the fund's current strategy?

As growth stock prices declined, we have selectively reduced exposure to certain sectors and increased investments in sectors that we believe represent attractive investment opportunities. In overseas markets, we have trimmed our exposure to the telecommunications and technology areas, particularly those companies that manufacture telecommunications equipment and semiconductors. On the other hand, we have increased our exposure to business services, software and selected utility companies. In the U.S., however, we have maintained an emphasis on traditional growth stocks, seeking to hold a portfolio of companies that have demonstrated success and consistent earnings growth, and adding to our holdings of such stocks when their share prices have fallen.

Japan, which continues to be our largest offshore country exposure, is a market where, in our view, long-depressed growth stocks are most reasonably priced. We also believe that Continental Europe is an attractive area in terms of its underlying economic strength and positive earnings environment. However, we have recently reduced our investments in manufacturers of wireless equipment after negative earnings surprises. Instead, we' ve added to investments in media stocks, which in our opinion have become attractively priced for growth-oriented stocks. Finally, we' ve incrementally increased our emerging market exposure, concentrating our investments in Latin American stocks that are closely tied to the U.S. markets and Asian manufacturers with industry-leading technology.

January 16, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF NET DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX IS AN UNMANAGED INDEX OF GLOBAL STOCK MARKET PERFORMANCE, INCLUDING THE UNITED STATES, CANADA, EUROPE, AUSTRALASIA, NEW ZEALAND AND THE FAR EAST.

                                                                      The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Global Growth Fund and the Morgan Stanley Capital International World Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 12/31/00

                                1 Year             5 Years          10 Years
---------------------------------------------------------------------------


FUND                            25.56)%             6.57%             7.11%


(+)  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS GLOBAL GROWTH FUND ON 12/31/90 TO A $10,000 INVESTMENT MADE IN THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX IS AN UNMANAGED INDEX OF GLOBAL STOCK MARKET PERFORMANCE, INCLUDING THE UNITED STATES, CANADA, EUROPE, AUSTRALASIA, NEW ZEALAND AND THE FAR EAST AND INCLUDES NET DIVIDENDS REINVESTED. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.


STATEMENT OF INVESTMENTS

December 31, 2000

COMMON STOCKS--95.9%                                                  Shares                Value($)
--------------------------------------------------------------------------------------------------------
BERMUDA--2.5%
TyCom                                                                 14,800                  331,150
Tyco International                                                    20,756                1,151,958

                                                                                            1,483,108

BRAZIL--2.7%
Embraer - Empresa Brasileira de Aeronautica, ADR                      16,475                  654,693
Petroleo Brasileiro, ADR                                              13,600  (a)             343,400
Tele Norte Leste Participacoes, ADR                                   26,100                  595,406

                                                                                            1,593,499

CANADA--1.3%
Ballard Power Systems                                                  2,700  (a)             170,522
Nortel Networks                                                       18,950                  607,584

                                                                                              778,106

DENMARK--1.9%
ISS                                                                    7,700  (a)             524,991
Novo Nordisk, Cl. B                                                    3,150                  565,704

                                                                                            1,090,695

FINLAND--2.9%
Nokia, ADR                                                            20,200                  878,700
Perlos                                                                40,425                  835,989

                                                                                            1,714,689

FRANCE--8.8%
Accor                                                                 12,700                  537,210
Alcatel                                                               12,900                  733,623
Altran Technologies                                                    2,225                  504,052
Aventis                                                                6,800                  597,652
Business Objects                                                       7,550  (a)             445,692
Dassualt Systemes                                                      6,500                  446,030
STMicroelectronics                                                     9,150                  399,947
TotalFinaElf                                                           7,011                1,043,910
Vivendi Environment                                                    8,000                  349,680

                                                                                            5,057,796

GERMANY--2.2%
Direkt Anlage Bank                                                     8,550                  310,228
Epcos                                                                  4,900  (a)             428,358
Ergo Versicherungs Gruppe                                              3,250                  543,790

                                                                                            1,282,376

                                                                                                   The Fund
STATEMENT OF INVESTMENTS (CONTINUED)
COMMON STOCKS (CONTINUED)                                             Shares                Value($)
---------------------------------------------------------------------------------------------------------

HONG KONG--1.9%
China Mobile (Hong Kong)                                             142,150  (a)             776,388

MTR                                                                  196,500                  343,888
                                                                                            1,120,276

ISRAEL--.7%
Check Point Software Technologies                                      2,950  (a)             394,009

ITALY--3.2%
Alleanza Assicurazioni                                                64,800                1,053,229
Saipem                                                                79,275                  431,763
San Paolo-IMI                                                         22,725                  367,845
                                                                                            1,852,837

JAPAN--8.3%
Ajinomoto                                                             50,000                  648,642

FAST RETAILING                                                         2,400                  469,223
Furukawa Electric                                                     23,000                  400,847
NEC                                                                   45,000                  821,613
NIPPON TELEGRAPH AND TELEPHONE                                            92                  661,448
PIONEER                                                               17,400                  463,615
TOKYO GAS                                                            287,000                  847,436
Takeda Chemical Industries                                             9,000                  531,493

                                                                                            4,844,317

LUXEMBOURG--1.2%
Societe Europeenne des Satellites                                      4,825                  725,680

MEXICO --.6%
Cemex, ADR                                                            18,000                  325,125

NETHERLANDS--6.0%
ABN AMRO                                                              17,000                  387,036
Heineken                                                              10,975                  664,898
Koninklijke (Royal) Philips Electronics, ADR                          33,891                1,228,549
TNT Post                                                              21,875                  529,690
VNU                                                                   14,000                  688,926

                                                                                            3,499,099

SINGAPORE--1.7%
Flextronics International                                             15,175  (a)             432,487
Singapore Press                                                       39,000                  575,779

                                                                                            1,008,266

SOUTH KOREA--.6%
Samsung Electronics, ADR                                               4,925  (b)             352,138


COMMON STOCKS (CONTINUED)                                             Shares                Value($)
--------------------------------------------------------------------------------------------------------
SPAIN--2.5%
Altadis                                                               44,375                  688,256
Banco Santander Central Hispano                                       70,050                  750,656

                                                                                            1,438,912

SWEDEN--3.1%
Assa Abloy, Cl. B                                                     37,500                  732,996
ForeningsSparbanken                                                   42,750                  654,452
Nordea                                                                54,000                  409,048

                                                                                            1,796,496

SWITZERLAND--2.5%
Swatch                                                                   505                  632,538
Synthes-Stratec, GDR                                                   1,100  (b)             814,437

                                                                                            1,446,975

TAIWAN--.5%
Taiwan Semiconductor Manufacturing, ADR                               16,300  (a)             281,175

UNITED KINGDOM--8.0%
Aegis                                                                118,650                  244,607
ARM                                                                   26,000  (a)             196,537
BP Amoco, ADR                                                         11,700                  560,138
Energis                                                               34,875  (a)             234,449
GlaxoSmithKline                                                       29,500                  832,924
Matalan                                                               19,000                  198,547
Reckitt Benckiser                                                     46,000                  633,593
Spirent                                                               21,375                  194,786
Vodafone                                                             266,100                  975,928
WPP                                                                   40,000                  521,072

                                                                                            4,592,581

UNITED STATES--32.8%
AT&T - Liberty Media, Cl. A                                           13,709  (a)             185,928
Abbott Laboratories                                                    4,600                  222,813
American Express                                                       2,600                  142,838
Amgen                                                                  3,998  (a)             255,622
Analog Devices                                                         4,000  (a)             204,750
Bank of New York                                                       4,126                  227,704
Baxter International                                                   5,268                  465,230
Bristol-Myers Squibb                                                   7,100                  524,956
CIENA                                                                  2,200  (a)             179,025
Cisco Systems                                                         29,846  (a)           1,141,610
                                                                                                 The Fund

STATEMENT OF INVESTMENTS (CONTINUED)
COMMON STOCKS (CONTINUED)                                             Shares                Value($)
--------------------------------------------------------------------------------------------------------

UNITED STATES (CONTINUED)
Citigroup                                                             28,076                1,433,632
Coca-Cola                                                              7,500                  457,031
Comcast, Cl. A                                                         4,063  (a)             169,630
Comverse Technology                                                    2,148  (a)             233,327
Corning                                                                8,656                  457,145
EMC                                                                   10,422  (a)             693,063
Fannie Mae                                                             6,825                  592,069
Fifth Third Bancorp                                                    8,575                  512,356
FleetBoston Financial                                                  8,075                  303,317
General Electric                                                      35,897                1,720,812
Home Depot                                                            14,805                  676,403
Intel                                                                  9,991                  302,228
JDS Uniphase                                                           6,242  (a)             260,213
Juniper Networks                                                       1,556  (a)             196,153
Kohl's                                                                 4,976  (a)             303,536
Merck & Co.                                                            9,107                  852,643
Microsoft                                                              6,200  (a)             268,925
Network Appliance                                                      1,739  (a)             111,704
Omnicom                                                                1,597                  132,351
Oracle                                                                22,950  (a)             666,984
Pfizer                                                                37,754                1,736,684
Redback Networks                                                       1,639  (a)              67,199
Sun Microsystems                                                      13,690  (a)             381,609
Texas Instruments                                                      7,000                  331,625
Time Warner                                                           14,210                  742,330
VERITAS Software                                                       1,608  (a)             140,700
Viacom, Cl. B                                                          6,827  (a)             319,162
VoiceStream Wireless                                                   1,138  (a)             114,511
Wal-Mart Stores                                                        7,347                  390,309
Washington Mutual                                                      6,500                  344,906
Wells Fargo & Co                                                      11,425                  636,230
WinStar Communications                                                     1  (a)                  12
                                                                                           19,099,275

TOTAL COMMON STOCKS
   (cost $59,164,414)                                                                      55,777,430

PREFERRED STOCKS--.8%                                                 Shares                Value($)
---------------------------------------------------------------------------------------------------------
GERMANY;
Henkel KGaA
   (cost $459,671)                                                     7,300                  480,340
---------------------------------------------------------------------------------------------------------

                                                                   Principal
SHORT-TERM INVESTMENTS--5.2%                                      Amount($)                Value($)
---------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER;

Federal Home Loan Mortgage Corporation
  5.10%, 1/2/2001
   (cost $2,999,575)                                               3,000,000                2,999,575
---------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (cost $62,623,660)                                  101.9%               59,257,345

LIABILITIES, LESS CASH AND RECEIVABLES                                (1.9%)              (1,087,676)

NET ASSETS                                                            100.0%               58,169,669

(A)  NON-INCOME PRODUCING.

(B)  SECURITIES EXEMPT FROM  REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933.  THESE  SECURITIES  MAY BE  RESOLD  IN  TRANSACTIONS  EXEMPT  FROM
     REGISTRATION,  NORMALLY TO QUALIFIED  INSTITUTIONAL BUYERS. AT DECEMBER 31,
     2000, THESE SECURITIES  AMOUNTED TO $1,166,575 OR APPROXIMATELY 2.0% OF NET
     ASSETS.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                            The Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2000

                                                         Cost         Value
-------------------------------------------------------------------------------
ASSETS($):

Investments in securities--See Statement of            62,623,660    59,257,345
  Investments
Cash                                                                    531,678
Receivable for investment securities sold                               362,049
Dividends receivable                                                     79,999
Receivable for shares of Beneficial Interest subscribed                      41
Prepaid expenses                                                         16,263

                                                                     60,247,375
-------------------------------------------------------------------------------

LIABILITIES($):
Due to The Dreyfus Corporation and affiliates                            50,768
Payable for investment securities purchased                           1,019,339
Payable for shares of Beneficial Interest redeemed                      944,214
Accrued expenses                                                         63,385

                                                                      2,077,706
--------------------------------------------------------------------------------
NET ASSETS($)                                                        58,169,669
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):
Paid-in capital                                                      65,067,893
Accumulated distribution in excess of net realized gain on
   investments and foreign currency transactions                     (3,528,011)
Accumulated net unrealized appreciation (depreciation)
   on investments and foreign currency transactions--Note 4          (3,370,213)
--------------------------------------------------------------------------------
NET ASSETS($)                                                        58,169,669
--------------------------------------------------------------------------------

SHARES OUTSTANDING
(unlimited number of $.001 par value shares
  of Beneficial Interest authorized)                                  2,159,621

NET ASSET VALUE, offering and redemption price per share--($)             26.94

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended December 31, 2000

--------------------------------------------------------------------------------
INVESTMENT INCOME($):
INCOME:

Cash dividends (net of $72,623 foreign taxes withheld at source)       606,532
Interest                                                                83,149
TOTAL INCOME                                                           689,681

EXPENSES:
Management fee--Note 3(a)                                              592,185
Shareholder servicing costs--Note 3(b)                                 264,196
Custodian fees                                                          98,405
Professional fees                                                       48,774
Trustees' fees and expenses--Note 3(c)                                  23,259
Registration fees                                                       20,390
Prospectus and shareholders' reports                                    15,498
Interest expense--Note 2                                                 9,200
Miscellaneous                                                            7,669

TOTAL EXPENSES                                                       1,079,576

INVESTMENT (LOSS)                                                     (389,895)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4($):

Net realized gain (loss) on investments and foreign
   currency transactions                                             6,106,738

Net unrealized appreciation (depreciation) on investments
   and foreign  currency transactions                              (25,647,350)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (19,540,612)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (19,930,507)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended December 31,
                                             -----------------------------------
                                                     2000                 1999
--------------------------------------------------------------------------------

OPERATIONS($):
Investment (loss)                               (389,895)            (207,465)
Net realized gain (loss) on investments        6,106,738           14,383,807
Net unrealized appreciation (depreciation)
   on investments                            (25,647,350)          14,013,417

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                 (19,930,507)          28,189,759
-------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS($):
From investment income--net                            --              (8,884)
From net realized gain on investments        (13,893,592)          (5,246,539)
In excess of net realized gain on investments (3,528,011)                  --

TOTAL DIVIDENDS                              (17,421,603)          (5,255,423)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS($):
Net proceeds from shares sold                291,012,033          156,855,299
Dividends reinvested                          16,702,237            5,070,209
Cost of shares redeemed                     (299,333,550)        (176,403,198)
INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS            8,380,720          (14,477,690)

TOTAL INCREASE (DECREASE) IN NET ASSETS      (28,971,390)           8,456,646
--------------------------------------------------------------------------------
NET ASSETS($):
Beginning of Period                           87,141,059           78,684,413
END OF PERIOD                                 58,169,669           87,141,059
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):
Shares sold                                    7,277,234            4,338,594
Shares issued for dividends reinvested           503,008              116,140
Shares redeemed                               (7,469,351)          (4,869,361)
NET INCREASE (DECREASE) IN SHARES OUTSTANDING    310,891             (414,627)

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                    Year Ended December 31,
                                                                 ----------------------------------------------------------------
                                                                 2000          1999          1998          1997          1996
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA($):
Net asset value, beginning of period                            47.14         34.76         34.52         34.62         36.97
Investment Operations:
Investment income (loss)--net                                    (.19)(a)      (.11)(a)       .16          (.01)          .19
Net realized and unrealized
   gain (loss) on investments                                  (10.57)        15.61           .24          4.19          4.19
Total from Investment Operations                               (10.76)        15.50           .40          4.18          4.38

Distributions:
Dividends from investment income--net                              --          (.01)         (.16)         (.11)         (.18)
Dividends in excess of investment
   income--net                                                     --            --            --            --          (.06)
Dividends from net realized gain
   on investments                                               (7.53)        (3.11)           --         (2.87)        (6.22)
Dividends in excess of net realized gain
   on investments                                               (1.91)           --            --         (1.30)         (.27)
Total Distributions                                             (9.44)        (3.12)         (.16)        (4.28)         (6.73)

Net asset value, end of period                                  26.94         47.14         34.76         34.52          34.62
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)                                               (25.56)        45.24          1.16         12.27          11.95
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to average
   net assets                                                    1.36          1.41          1.32          1.34          1.39
Ratio of interest expense
   to average net assets                                          .01            --           .04           .01            --
Ratio of net investment income (loss)
   to average net assets                                         (.49)         (.30)          .41          (.04)          .51
Portfolio Turnover Rate                                        226.72        256.19        206.70        145.59        163.12
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          58,170        87,141        78,684        91,475        96,176

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                      The Fund


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Global Growth Fund (the "fund" ) is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund' s investment objective is capital growth. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares, which are sold to the public without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $2,294 during the period ended December 31, 2000, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, bycomplying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

During the period ended December 31, 2000, as a result of permanent book to tax differences, the fund increased accumulated investment loss on investments by $389,895 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

In accordance with an agreement with a bank, the fund may borrow up to $10 million under a short-term unsecured line of credit. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding during the period ended December 31, 2000, was approximately $125,000 with a related weighted average annualized interest rate of 7.36%.

NOTE 3--Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund pays the distributor for the provision of certain services at an annual rate of .25 of 1% of the value of the fund' s average daily net assets. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The distributor determines the amounts to be paid to Service Agents. During the period ended December 31, 2000, the fund was charged $197,395 pursuant to the

Shareholder Services Plan, of which $161,970 was paid to DSC. The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended December 31, 2000, the fund was charged $41,350 pursuant to the transfer agency agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective April 11, 2000, each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $30,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to April 11, 2000, each Board member who was not an " affiliated person" as defined in the Act received from the fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board received an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended December 31, 2000, amounted to $172,422,470 and $184,933,658, respectively.

At December 31, 2000, accumulated net unrealized depreciation on investments was $3,366,315, consisting of $4,327,026 gross unrealized appreciation and $7,693,341 gross unrealized depreciation.

At December 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                                      The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees
Dreyfus Global Growth Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus Global Growth Fund, including the statement of investments, as of December 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Global Growth Fund at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


                                                  [ERNST & YOUNG SIGNATURE LOGO]

New York, New York
February 9, 2001



IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund elects to provide each shareholder with their portion of the fund's foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby makes the following designations regarding its fiscal year ended December 31, 2000:

   -- the total amount of taxes paid to foreign countries was $72,623.

   -- the total amount of income sourced from foreign countries was $488,253.

As required by Federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign source income for the 2000 calendar year with Form 1099-DIV which will be mailed by January 31, 2001.

Additionally, for Federal tax purposes, the fund hereby designates $2.1010 per share as a long-term capital gain distribution of the $4.8700 per share paid on December 18, 2000 and also designates $.3900 per share as long-term capital gain distribution of the $4.5710 per share paid on March 30, 2000.

The fund also designates 9.74% of the ordinary dividends paid during the fiscal year ended December 31, 2000 as qualifying for the corporate dividends received deduction.

                                                                        The Fund

                        For More Information

                          Dreyfus Global Growth Fund
                          200 Park Avenue
                          New York, NY 10166

                        Manager

                          The Dreyfus Corporation
                          200 Park Avenue
                          New York, NY 10166

                        Custodian

                          The Bank of New York
                          100 Church Street
                          New York, NY 10286

                        Transfer Agent & Dividend Disbursing Agent

                          Dreyfus Transfer, Inc.
                          P.O. Box 9671
                          Providence, RI 02940

                        Distributor

                          Dreyfus Service Corporation
                          200 Park Avenue
                          New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:

The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  033AR0012

        Comparison of change in value of $10,000 investment in Dreyfus Global Growth Fund and the Morgan Stanley Capital International World Index


                EXHIBIT A:




                                                      Morgan Stanley
                PERIOD          Dreyfus Global        Capital International
                                Growth Fund           World  Index*


                12/31/90        10,000                10,000
                12/31/91        11,751                11,828
                12/31/92        11,431                11,209
                12/31/93        13,941                13,732
                12/31/94        12,897                14,429
                12/31/95        14,453                17,419
                12/31/96        16,180                19,767
                12/31/97        18,165                22,882
                12/31/98        18,376                28,452
                12/31/99        26,690                35,545
                12/31/00        19,868                30,860

        *Source: Lipper Inc.

                  DREYFUS PREMIER WORLDWIDE GROWTH FUND, INC.
                                     PART C
                                OTHER INFORMATION

Item 15.   Indemnification.

     The response to this item is incorporated by reference to Item 25 of Part C of Post-Effective Amendment No. 12 to the Registrant's Registration Statement on Form N-1A, filed on February 23, 2001.

Item 16. Exhibits - All references are to Post-Effective Amendments to the Registrant's Registration Statement on Form N-1A (File No. 33-58282) (the "Registration Statement") unless otherwise noted.

     (1) Articles of Incorporation. Incorporated by reference to Post-Effective Amendment No. 4, filed February 21, 1996.

     (2) By-Laws. Incorporated by reference to Post-Effective Amendment No. 11, filed February 28, 2000.

     (3)    Not Applicable.

     (4)    Agreement and Plan of Reorganization.*

     (5)    Not Applicable.

     (6)(a) Management Agreement between the Registrant and The Dreyfus Corporation. Incorporated by reference to Post-Effective Amendment No. 10, filed September 29, 1999.

     (6)(b) Sub-Investment Advisory Agreement between The Dreyfus Corporation and Fayez Sarofim & Co. Incorporated by reference to Post-Effective Amendment No 10, filed September 29, 1999.

     (7) Distribution Agreement between the Registrant and Dreyfus Service Corporation. Incorporated by reference to Post-Effective Amendment No. 12.

     (8)    Not Applicable.

     (9) Custody Agreement between the Registrant and The Bank of New York, Incorporated by reference to Post-Effective Amendment No. 4, filed February 21, 1996.

     (10) Rule 12b-1 Plan. Incorporated by reference to Post-Effective Amendment No. 9, filed July 28, 1999.

     (11)(a) Opinion of counsel. Incorporated by reference to Post-Effective Amendment No. 3.

     (11)(b) Consent of counsel.

     (12)   Opinion and consent of counsel regarding tax matter.**

     (13)   Not Applicable.

     (14)   Consent of Independent Auditors.

     (15)   Not Applicable.

     (16) Powers of Attorney. Incorporated by reference to Post-Effective Amendment No. 17 and to the Signature Page hereof.

     (17)(a) Form of Proxy.*

     (17)(b) Registrant's Prospectus dated March 1, 2001.

     (17)(c) Dreyfus Global Growth Fund's Prospectus and
             Statement of Additional Information dated May 1, 2000.


*    Filed herewith as part of the Prospectus/Proxy Statement.
**   To be filed by Post-Effective Amendment.

Item 17.  Undertakings.

     (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

     (3) The undersigned Registrant agrees to file by post-effective amendment the final opinion of counsel regarding tax matters within a reasonable period of time after receiving such opinion.

                                   SIGNATURES

     As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of New York, State of New York, on the 16th day of April, 2001.

                                   DREYFUS PREMIER WORLDWIDE GROWTH FUND, INC.
                                   (Registrant)


                                   By: /s/Stephen E. Canter
                                       ---------------------------------
                                       Stephen E. Canter, President


                               POWER OF ATTORNEY

     Each person whose signature appears below on this Registration Statement hereby constitutes and appoints Mark N. Jacobs, Steven F. Newman, Janette E. Farragher, Anthony J. Galioto, John B. Hammalian and James Bitetto, and each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to this Registration Statement (including post-effective amendments and amendments thereto), and to file the same, with al exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1993, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/ Stephen E. Canter              President                 April 16, 2001
------------------------           (Principal Executive
Stephen E. Canter                   Officer)

/s/ Joseph W. Connolly             Vice President and        April 16, 2001
------------------------           Treasurer (Principal
Joseph W. Connolly                 Financial and Accounting
                                   Officer)

/s/Joseph S. DiMartino             Chairman of the Board     April 16, 2001
------------------------
Joseph S. DiMartino

/s/ Clifford L. Alexander, Jr.     Director                  April 16, 2001
-------------------------------
Clifford L. Alexander, Jr.

/s/ Peggy C. Davis                 Director                  April 16, 2001
------------------------
Peggy C. Davis

/s/ Ernest Kafka                   Director                  April 16, 2001
-------------------------
Ernest Kafka

/s/ Nathan Leventhal               Director                  April 16, 2001
-------------------------
Nathan Leventhal

                                 EXHIBIT INDEX

Exhibit 11(b) Consent of Counsel

Exhibit 14 Consent of Independent Auditors

Exhibit 17(a) Registrant's Prospectus dated March 1, 2001.

Exhibit 17(b) Dreyfus Global Growth Fund's Prospectus and
Statement of Additional Information dated May 1, 2000.